            Flexible Premium Variable Whole Life Insurance Policies*
                                   Issued By
                      MML Bay State Life Insurance Company

This Prospectus describes a flexible premium variable whole life insurance policy (the "Policy") offered by MML Bay State Life Insurance Company ("MML Bay State"). The Policy, for so long as it remains in force, provides lifetime insurance protection on the Insured named in the Policy. The Policy is designed to provide maximum flexibility in connection with premium payments and Death Benefits by permitting the Policyowner, subject to certain restrictions, to vary the frequency and amount of Planned Premium Payments and to increase or decrease the Death Benefit payable under the Policy. This flexibility allows a Policyowner to provide for changing insurance needs under a single insurance policy. A Policy may also be surrendered for its Cash Surrender Value.

The Policyowner may allocate Net Premiums and Account Value among the divisions (the "Divisions") of the designated segment of MML Bay State Variable Life Separate Account I (the "Separate Account") and a Guaranteed Principal Account (the "GPA"). The assets of each Division will be used to purchase, at net asset value, shares of a designated investment fund. Currently, the available funds include the following funds of either MML Series Investment Fund (the "MML Trust") or Oppenheimer Variable Account Funds (the "Oppenheimer Trust"):

     MML Trust:                          Oppenheimer Trust:
     ---------                           -----------------
     MML Equity Fund                     Oppenheimer Capital Appreciation Fund
     MML Money Market Fund               Oppenheimer Global Securities Fund
     MML Managed Bond Fund               Oppenheimer Growth Fund
     MML Blend Fund                      Oppenheimer Strategic Bond Fund

The Policyowner bears the investment risk of any Account Value allocated to the Separate Account. The Death Benefit may, and the Cash Surrender Value will, vary up and down depending on the investment performance of the Divisions. While there is no guaranteed minimum Cash Surrender Value for funds invested in the Separate Account, a Policy's Death Benefit will never be less than the Selected Face Amount less any Policy Debt and any unpaid Monthly Charges. Furthermore, the Policy will not lapse provided there are sufficient funds available to pay certain monthly charges.

All Policies are serviced through MML Bay State's Principal Administrative Office, located at 1295 State Street, Springfield, Massachusetts 01111-0001. The telephone number is (413) 788-8411. MML Bay State's Home Office is located in Jefferson City, Missouri.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE PROSPECTUSES FOR MML SERIES INVESTMENT FUND AND OPPENHEIMER VARIABLE ACCOUNT FUNDS.

THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FURTHER REFERENCE.

THE PURPOSE OF THE POLICY WE ARE OFFERING IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY OF A POLICY. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR TO OR COMPARABLE WITH A MUTUAL FUND'S SYSTEMATIC INVESTMENT PLAN.

REPLACING EXISTING INSURANCE WITH THE POLICY DESCRIBED IN THIS PROSPECTUS MAY NOT BE TO YOUR ADVANTAGE.

This Prospectus does not constitute an offer of, or solicitation of, an offer to acquire any interest or participation in the flexible premium variable life insurance policies offered by this Prospectus in any jurisdiction to anyone to whom it is unlawful to make such an offer or solicitation in such jurisdiction.

                 The date of this Prospectus is July 24, 1995.

*Title may vary in some jurisdictions

Table Of Contents

Definition Of Terms..........................................................  5

I.   SUMMARY OF THE POLICY...................................................  7
     The Policy..............................................................  7
     The Separate Account and the Guaranteed Principal Account...............  7
     Availability of the Policy..............................................  7
     The Death Benefit.......................................................  7
     Flexibility to Adjust the Amount of Death Benefit.......................  7
     Premium Features........................................................  8
     Transfers...............................................................  8
     Charges and Deductions..................................................  8
     Deductions from Premiums................................................  8
     Monthly Charges.........................................................  8
     Surrender Charge........................................................  8
       Administrative Surrender Charge.......................................  8
       Sales Load Surrender Charge...........................................  8
     Mortality and Expense Risk Charge.......................................  9
     Other Charges...........................................................  9
     Policy Loan Privilege...................................................  9
     Surrender of the Policy.................................................  9
     Withdrawal of Cash Surrender Value......................................  9
II.  INFORMATION ABOUT MML BAY STATE AND THE SEPARATE ACCOUNT................  9
     MML Bay State and MassMutual............................................  9
     Oppenheimer Management Corporation......................................  9
     The Separate Account....................................................  9
     MML Trust and Oppenheimer Trust......................................... 10
     - MML Equity Fund....................................................... 10
     - MML Money Market Fund................................................. 10
     - MML Managed Bond Fund................................................. 11
     - MML Blend Fund........................................................ 11
     - Oppenheimer Capital Appreciation Fund................................. 11
     - Oppenheimer Global Securities Fund.................................... 11
     - Oppenheimer Growth Fund............................................... 11
     - Oppenheimer Strategic Bond Fund....................................... 11
     The Investment Advisors and Portfolio Managers.......................... 11
     - Rates of Return....................................................... 11
     - Tables I through Table IV............................................. 11
     Performance Illustration................................................ 14
     - Tables V through Table XII............................................ 14
III. DETAILED INFORMATION ABOUT THE POLICY
     Availability of Policy.................................................. 17
     Unisex Policies......................................................... 17
     Death Benefit........................................................... 17
     - Death Benefit Options................................................. 17
     - Minimum Face Amount................................................... 17
     - Changes in Death Benefit Option....................................... 17
     - Changes in Selected Face Amount....................................... 18
     - Increases in Selected Face Amount..................................... 18
     - Decreases in Selected Face Amount..................................... 18
     Premiums................................................................ 18
     - Premium Flexibility................................................... 18
     - Planned Annual Premium................................................ 18
     - Premium Limitations................................................... 18
     Allocation of Net Premium Payments...................................... 19
     Transfers............................................................... 19
     Dollar Cost Averaging................................................... 19
     Policy Lapse and Reinstatement.......................................... 19
     - Policy Lapse.......................................................... 19
     - Reinstatement Option.................................................. 19

     Charges and Deductions.................................................. 20
     Deductions from Premiums................................................ 20
     - Sales Charge.......................................................... 20
     - Premium Tax Charge.................................................... 20
     - Monthly Charge........................................................ 20
     - Administrative Charge................................................. 20
     - Mortality Charge...................................................... 20
     - Rider Charge.......................................................... 20
     Daily Charges against Separate Account.................................. 20
     - Mortality and Expense Risk Charge..................................... 20
     - Charges for Federal Taxes............................................. 21
     - Investment Management Fee and Other Expenses.......................... 21
     Surrender Charges....................................................... 21
     - General............................................................... 21
     - Administrative Surrender Charge....................................... 21
     - Sales Load Surrender Charge........................................... 21
     - Surrender Charge Upon Decrease in Selected Face Amount................ 21
     - Other Charges......................................................... 21
     - Withdrawal Fee........................................................ 21
     - Charge for Increase in Selected Face Amount........................... 21
     - Charge for Change from Option 1 to Option 2........................... 21
     Account Value and Cash Surrender Value.................................. 21
     - Account Value......................................................... 21
     - Investment Return..................................................... 21
     - Cash Surrender Value.................................................. 22
     - Withdrawals........................................................... 22
     Policy Loan Privilege................................................... 22
     - General............................................................... 22
     - Source of Loan........................................................ 22
     - Interest Charged...................................................... 22
     - Repayment............................................................. 22
     - Interest on Loaned Value.............................................. 22
     - Effect of Loan........................................................ 22
     Free Look Provision..................................................... 23
     The Guaranteed Principal Account........................................ 23
     Federal Income Tax Considerations....................................... 23
     - MML Bay State's Tax Status............................................ 23
     - Policy Proceeds, Premiums and Loans................................... 24
     - Modified Endowment Contracts.......................................... 24
     - Qualified Plans....................................................... 25
     - Diversification Standards............................................. 25
     Your Voting Rights...................................................... 26
     Reservation of Rights................................................... 26
     Additional Provisions of the Policy..................................... 26
     Additional Benefits You Can Get by Rider................................ 26
       Disability Benefit Rider.............................................. 26
       Accidental Death Benefit Rider........................................ 26
       Insurability Protection Rider......................................... 26
       Death Benefit Guarantee Rider......................................... 26
       Accelerated Death Benefit Rider....................................... 27
       Right to Exchange Insured Endorsement................................. 27
     Exchange Privilege...................................................... 27
     Beneficiary............................................................. 27
     Assignment.............................................................. 27
     Limits on Our Right to Challenge the Policy............................. 27
     Error of Age or Sex..................................................... 27
     Suicide................................................................. 27
     When We Pay Proceeds.................................................... 27
     Payment Options......................................................... 28
     Records and Reports..................................................... 28
     Sales and Other Agreements.............................................. 28

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     Commission Schedule..................................................... 28
     Service Agreement....................................................... 29
     Bonding Arrangement..................................................... 29
     Directors and Officers of MML Bay State................................. 29
     Legal Proceedings....................................................... 30
     Experts................................................................. 30
     Financial Statements.................................................... 30
     Appendix A
     Illustrations of Death Benefits,
     Cash Surrender Values, Account Values
     and Accumulated Premiums................................................ 41

Definition Of Terms

Account Value: The sum of the Variable Account Value and the Fixed Account Value of the Policy.

Attained Age: The Issue Age of the Insured plus the number of completed Policy Years since the Policy Date.

Beneficiary(ies): The person or persons specified by the Policyowner to receive some or all of the Death Benefit when the Insured dies.

Cash Surrender Value: The amount payable to a Policyowner upon surrender of the Policy. It is equal to the Account Value less any surrender charges and less any Policy Debt and any unpaid Monthly Charges.

Death Benefit: The net amount paid to a Beneficiary following receipt of due proof of the death of the Insured. The Death Benefit is equal to the benefit provided by the Death Benefit Option less any Policy Debt and any unpaid Monthly Charges.

Death Benefit Option: The Policy offers two Death Benefit Options for determination of the amount of the Death Benefit. The amount of benefit provided under Option 1 is the greater of the Selected Face Amount or Minimum Face Amount on the date of death. The amount of benefit provided under Option 2 is the greater of the Selected Face Amount plus the Account Value on the date of death and the Minimum Face Amount on the date of death. The Death Benefit Option is elected at time of application and, subject to certain limitations, may be changed at a later date.

Effective Annual Rate of Return: The interest rate which, if applied to the value of an investment at the beginning of a stated period and compounded annually, would result in the value of that investment at the end of the period.

Fixed Account Value: The current Account Value which is allocated to the GPA.

Guaranteed Principal Account ("GPA"): A fixed account to which a Policyowner may make allocations.

Insured: The person whose life this Policy insures.

Issue Age: The age of the Insured at his or her birthday nearest the Policy Date. The Issue Age is shown on the schedule page of the Policy.

Minimum Face Amount: An amount equal to the applicable percentage times the Account Value. The applicable percentage depends on the sex, smoking classification, and Attained Age of the Insured. The applicable percentages are shown in the Policy.

Monthly Calculation Date: The monthly date on which the Monthly Charges for the Policy are deducted from the Account Value. The first Monthly Calculation Date will be the Policy Date, and subsequent Monthly Calculation Dates will be on the same day of each succeeding calendar month.

Monthly Charges: The charges assessed against the Policy's Account Value on each Monthly Calculation Date. Each Monthly Charge includes an administrative charge, a mortality charge, and a rider charge (if any).

Net Premium: The remainder of the premium after the deduction of the Premium Expense Charge.

Policy: The flexible premium variable life insurance policy offered by MML Bay State that is described in this Prospectus.

Policy Anniversary: An anniversary of the Policy Date.

Policyowner: The person or entity that owns the Policy.

Policy Date: The date shown on the Policy that is the starting point for determining Policy Anniversary Dates, Policy Years, and Monthly Calculation Dates.

Policy Debt: The amount of the obligation owed by the Policyowner to MML Bay State from outstanding loans made to the Policyowner under the Policy. This amount includes any loan interest accrued.

Policy Year: The twelve-month period commencing with the Policy Date, and each twelve-month period thereafter.

Premium Expense Charge: The amount deducted from a premium payment consisting of the premium tax charge and the sales charge.

Principal Administrative Office: MML Bay State's Principal Administrative Office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

Register Date: The date when a completed Part 1 of the Application is received or when the first Net Premium is allocated to the Divisions and/or GPA. The Register Date cannot be prior to the Policy Date.

Selected Face Amount: The amount of insurance coverage issued under the Policy. Subject to certain limitations, the Policyowner may change the Selected Face Amount after issue.

Separate Account: The segregated asset account called "MML Bay State Variable Life Separate Account I" established by MML Bay State under the laws of Missouri and registered as a unit investment trust with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940, as amended ("1940 Act"). The Separate Account is used to receive and invest premiums for this Policy.

Valuation Date: A date on which the net asset value of the shares of the Divisions is determined. Generally, this will be any date on which the New York Stock Exchange (or its successor) is open for trading.

Valuation Period: The period, consisting of one or more days, from one Valuation Time to the next succeeding Valuation Time.

Valuation Time: The time of the close of the New York Stock Exchange (currently 4:00 p.m. eastern time) on a Valuation Date. All actions which are to be performed on a Valuation Date will be performed as of the Valuation Time.

Variable Account Value: The value equal to the number of Accumulation Units multiplied by the number of units in the Division that the Policyowner owns.

We or Us: Refers to MML Bay State.

You or Yours: Refers to the Policyowner.

I. Summary Of The Policy

This summary is intended to provide a brief overview of the more significant aspects of the Policy. Further detail is provided elsewhere in this Prospectus. Additionally, You should consult Your Policy for a further understanding of its terms and conditions.

The Policy

The Policy is a life insurance contract providing a death benefit, cash values, surrender rights, policy loan privileges, and other features traditionally associated with life insurance. It provides that the Policyowner may, subject to certain limitations, make premium payments in any amount and at any frequency while the Insured is living.

The Policy is a "flexible premium" policy because, unlike traditional insurance policies, there is no fixed schedule of premium payments. Although the Policyowner may establish a schedule of premium payments ("Planned Premium Payments"), failure to make a Planned Premium Payment will not necessarily cause a Policy to lapse nor will making the Planned Premium payments guarantee that a Policy will remain in force. Thus, a Policyowner may, but is not required to, pay additional premiums after making an initial premium payment. This flexibility permits a Policyowner to provide for changing insurance needs within a single insurance policy.

The Policy is "variable" because, unlike the fixed benefits of traditional insurance policies, the Death Benefits may, and the Cash Surrender Value most likely will, vary in relation to the investment experience of the Divisions to which a Policyowner has allocated Net Premiums. Additionally, the GPA's crediting rate, although it will not go below 3%, may be adjusted periodically.

The Policy will enter a grace period when the Account Value less any Policy Debt is insufficient to pay the Monthly Charges on a particular Monthly Calculation Date. At the beginning of the grace period, We will mail You a notice stating the amount of premium needed to cover the difference between the Account Value, less any Policy Debt, and the Monthly Charges. During the grace period, the Policy remains in force. The grace period ends the later of 61 days after the Monthly Calculation Date on which the Account Value, less any Policy Debt is insufficient to pay the Monthly Charges, or 30 days after We mail the notice. If the required premium is not paid within the grace period, the Policy will lapse and terminate without value.

The Separate Account And The Guaranteed Principal Account

The Policyowner may allocate Net Premiums to one or more Divisions and to the GPA. Each Division invests in shares of a designated fund. Currently these funds include the following MML Trust and Oppenheimer Trust Funds:

MML Trust                       Oppenheimer Trust
---------                       -----------------
MML Equity Fund                 Oppenheimer Capital Appreciation
MML Money Market Fund             Fund
MML Managed Bond Fund           Oppenheimer Global Securities
MML Blend Fund                    Fund
                                Oppenheimer Growth Fund
                                Oppenheimer Strategic Bond Fund

Although a Policy has no guaranteed minimum Cash Surrender Value for amounts invested in the Separate Account, the Death Benefit will not be less than the Selected Face Amount so long as the Policy has not lapsed. Furthermore, the Policy will not lapse while there is sufficient value to cover applicable Monthly Charges.

Availability Of The Policy

The Policy may be issued on an Insured up to (or through) Issue Age 80. The minimum Selected Face Amount is $50,000. Before issuing the Policy, MML Bay State will require satisfactory evidence of insurability, which may include a medical examination.

The Death Benefit

While the Policy remains in force, MML Bay State will pay the Death Benefit of the Policy to the Beneficiary upon receipt of due proof of the death of the Insured. The Death Benefit will be the amount of the benefit provided under the Death Benefit Option then in effect, reduced by any Policy Debt and any unpaid Monthly Charges.

The Policy provides a choice of two Death Benefit Options. The benefit provided under Option 1 is the Policy's Selected Face Amount or, if greater, the Policy's Minimum Face Amount. The benefit provided under Option 2 is the sum of the Policy's Selected Face Amount and the Account Value or, if greater, the Policy's Minimum Face Amount.

In order for the Policy to qualify as life insurance under current federal tax laws, the Policy must have a Minimum Face Amount. The Minimum Face Amount is equal to an applicable percentage of the Account Value. The applicable percentages depend on the sex, smoking classification, and Attained Age of the Insured, and are set forth in the Policy.

Flexibility To Adjust The Amount Of Death Benefit

Subject to certain restrictions, the Policyowner may request a change in the Death Benefit Option or an increase or decrease in the Selected Face Amount of the Policy.

After the first Policy Year, the Policyowner may change the Death Benefit Option. Changes from Option 2 to Option 1 may be made without submitting satisfactory evidence of insurability. Changes from Option 1 to Option 2, however, will require evidence of insurability satisfactory to MML Bay State. To cover the cost of processing this type of change, a $75 charge is deducted on a pro rata basis among the Divisions and the GPA. The Policyowner may not change from Option 1 to Option 2 after reaching Attained Age 80.

Additional evidence of insurability is required for an increase in the Selected Face Amount. An increase cannot be for less than $15,000 and will not be permitted after the Insured reaches an Attained Age of 80. To cover the cost of processing a requested increase, a $75 charge is deducted, on a pro rata basis among the Divisions and the GPA, from the Account Value.

Decreases in coverage are allowed after the first Policy Year, although MML Bay State believes such decreases are not in the best interest of a Policyowner. A decrease will not be allowed if the Death Benefit Option amount would fall below $50,000. A decrease may result in the imposition of surrender charges applied on a pro-rata basis among the Divisions and the GPA on the effective date of the increase.

Premium Features

MML Bay State requires You to pay a minimum initial premium. Thereafter, subject to certain limitations, You may pay premiums at any time and in any amount.

When applying for a Policy, You select a planned annual premium and a payment frequency. According to this schedule, MML Bay State will send You a premium notice. You may change the Planned Premium and payment frequency by sending a written notice requesting such change to our Principal Administrative Office.

There is no penalty if the Planned Premium is not paid, nor does payment of the Planned Premium guarantee coverage for any period of time. Instead, the duration of the Policy depends upon the Policy's Account Value. Even if Planned Premiums are paid, the Policy will lapse whenever the Account Value less Policy Debt becomes insufficient to pay current Monthly Charges and a grace period expires without sufficient payment.

Transfers

By written request, You may transfer all or part of the value of Your Accumulation Units in a Division to one or more other Divisions or to the GPA. Although under current practice we impose no limitations on your right to make transfers, we reserve the right to limit transfers to not more than one every 90 days to comply with Section 404(c) of ERISA. Any limitation would not apply to a transfer of the entire Variable Account Value to the GPA and to automated transfers in connection with any program we have put in place.

Transfers of values from the GPA to the Separate Account are limited to one per Policy Year. Any transfer from the GPA to a Division cannot exceed 25% of the Fixed Account Value (less any Policy Debt) at the time of the transfer.

Charges and Deductions

Deductions from Premiums. A Sales Charge and a Premium Tax Charge will be deducted from each premium payment prior to allocation to the Separate Account and GPA. The Sales Charge is 2.0% of premium payments and the Premium Tax Charge is 2.0% of premium payments. The Premium Tax Charge is intended to compensate MML Bay State for taxes imposed by various states and local jurisdictions on MML Bay State's receipt of premiums from Policyowners. Premium taxes vary from state to state, and, in some instances, among localities; the range of premium taxes is .75% to 3.5%. The 2.0% rate approximates the average tax rate expected to be paid on premiums from all states. The Premium Tax Charge may be higher or lower than the actual premium tax imposed by the jurisdiction in which the Policy is written. MML Bay State does not expect to make a profit from this charge. MML Bay State currently intends to waive both charges after Policy Year 20; however, MML Bay State reserves the right not to waive the charge(s), or to reimpose such charge(s) after initially waiving such charges.

Monthly Charges. On each Monthly Calculation Date, the Account Value will be reduced by a Monthly Charge, consisting of an Administrative Charge, a Mortality Charge and a charge for any additional benefits added by Rider. The Administrative Charge is currently $6 and it is guaranteed not to exceed $9. The Mortality Charge will be determined by multiplying the "amount at risk under the Policy" (that is, the Death Benefit, discounted at the monthly equivalent rate of 3% per year, less the Account Value) by the monthly mortality rate, which will depend on the sex, rate class and Issue Age of the Insured, the duration of the Policy, and MML Bay State's expectations as to future mortality and expense experience. The monthly mortality rates will not exceed the guaranteed maximum monthly mortality rates set forth in the Policy which are based on the sex, rate class, and Attained Age of the Insured and the "1980 Commissioners Standard Ordinary Mortality Table."

Surrender Charge. During the first 15 Policy Years and during the first 15 years following any increase in the Selected Face Amount, MML Bay State will impose a Surrender Charge if the Policyowner surrenders the Policy or decreases the Selected Face Amount under the Policy. The surrender charge has two parts -- an Administrative Surrender Charge and a Sales Load Surrender Charge.

Administrative Surrender Charge. This charge is $5 for each $1,000 of Selected Face Amount. It remains level for the first five Policy Years, then grades down to zero over the next five policy years. This charge reimburses MML Bay State for expenses incurred in issuing the Policy (or increase in the Selected Face Amount), such as processing the applications (including underwriting) and setting up computer records. It is not designed to produce a profit.

Sales Load Surrender Charge. This charge is equal to 26% of the premiums paid up to the Surrender Charge Band, plus 4% of premiums paid in excess of the Surrender Charge Band but less than three times the Surrender Charge Band. The Surrender Charge Band is set forth in the Policy and is an amount generally calculated on the basis of the Selected Face Amount and varies by the age and sex of the Insured at the time of purchase.

Example of Surrender Charge Bands per $1,000

    Age 25          Age 40        Age 55
    $6.26           $9.91         $28.49

The Sales Load Surrender Charge remains level for the first 10 years, then grades down to zero over the next five Policy Years in accordance with the percentages set forth in the Policy.

Mortality and Expense Risk Charge. MML Bay State assesses a charge against each of the Divisions for the mortality and expense risk it assumes. Currently, the charge is equal, on an annual basis, to 0.55% of the daily net asset value of the Separate Account. MML Bay State reserves the right to increase the charge up to a maximum effective annual rate of 0.90%. This charge is not deducted from the GPA.

Other Charges. If the Policyowner requests and MML Bay State accepts an increase in Selected Face Amount or a change in the Death Benefit Option from Option 1 to Option 2, a charge of $75 will be deducted from the Account Value on the effective date of the increase or option change to cover processing costs.

Policy Loan Privilege

After the first Policy Year (or sooner if required by law), the Policyowner may at any time borrow from the Policy an amount up to 90% of the Account Value less any Surrender Charge, reduced by any outstanding Policy Debt.

At time of application, the Policyowner may elect a fixed loan rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate, based on the monthly average of the corporate yield on seasoned corporate bonds as published by Moody's Investors Service, Inc.

If interest is not paid when due, it will be added to the outstanding loan balance. The capitalization of unpaid loan interest may have tax consequences upon surrender or lapse of the Policy (See Policy Proceeds, Premiums and Loans, page 24). Policy loans may be repaid at any time while the Insured is living.

Surrender Of The Policy

The Policyowner may at any time fully surrender the Policy and receive its Cash Surrender Value. The Cash Surrender Value will equal the Account Value less any applicable Surrender Charge and less any Policy Debt and any unpaid Monthly Charges. Surrender of the Policy with outstanding Policy Debt may have tax consequences. (See Policy Proceeds, Premiums and Loans, page 24.)

Withdrawal Of Cash Surrender Value

After the first Policy Year, the Policyowner may, subject to certain restrictions, request a withdrawal of up to 75% of the Policy's Cash Surrender Value. For each withdrawal, a fee of $25 (or 2% of the amount withdrawn, if less) is deducted from the amount withdrawn. This fee is guaranteed not to increase for the duration of the Policy and is intended to compensate MML Bay State for processing associated with the withdrawal. MML Bay State does not intend to make a profit from this fee. The minimum amount of a withdrawal is $100 (before deducting the withdrawal fee). If Death Benefit Option 1 is in effect, MML Bay State will reduce the Selected Face Amount by the amount of the withdrawal unless satisfactory evidence of insurability is provided. A surrender charge is not assessed if a withdrawal is taken. Withdrawal of the Cash Surrender Value may have tax consequences. (See Policy Proceeds, Premiums and Loans, page 24.)

II. Information About MML Bay State And The Separate Account

MML Bay State And MassMutual

MML Bay State Life Insurance Company ("MML Bay State") is a life insurance company incorporated under the laws of Missouri in 1894. It is currently licensed to transact life, accident, and health insurance business in all states except New York. In addition to the Policy described in this Prospectus, MML Bay State offers other life insurance products and variable annuity contracts. MML Bay State's Financial Statements are included in this Prospectus.

MML Bay State is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), a mutual life insurance company chartered in Massachusetts in 1851. MassMutual's home office is located in Springfield, Massachusetts. MassMutual had total consolidated assets of over $35.7 billion as of December 31, 1994. It is authorized to do business in all states and the District of Columbia. MassMutual (or its wholly-owned subsidiary, Concert Capital Management, Inc. "Concert Capital") serves as investment advisor to the MML Trust.

Oppenheimer
Management Corporation

Oppenheimer Management Corporation ("OMC") is an investment advisor organized under the laws of Colorado as a corporation; it was originally organized in 1959. It (including a subsidiary) currently advises U.S. investment companies with assets aggregating over $29 billion as of December 31, 1994, with 2.4 million shareholder accounts. OMC is owned by Oppenheimer Acquisition Corporation, a holding company owned in part by senior management of OMC and ultimately controlled by MassMutual. OMC serves as investment advisor to the Oppenheimer Trust.

The Separate Account

The Separate Account was established on June 9, 1982, as a separate investment account of MML Bay State by MML Bay State's Board of Directors in accordance with the provisions of Chapter 376 of the Missouri Statutes. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940. Registration does not involve supervision of the management or investment practices of either the Separate Account or of MML Bay State.

Under Missouri law, however, both MML Bay State and the Separate Account are subject to regulation by the Division of Insurance of the State of Missouri. The Separate Account meets the definition of a "Separate Account" under the federal securities laws.

MML Bay State owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet anticipated obligations of the Policies funded by the Separate Account. The Separate Account is divided into subaccounts called Divisions. The income, gains, or losses, realized or unrealized, of each Division are credited to or charged against the assets held in the Division without regard to the other income, gains, or losses of MML Bay State. Assets in the Separate Account attributable to the reserves and other liabilities under the Policies are not chargeable with liabilities arising from any other business conducted by MML Bay State. MML Bay State may transfer to its General Account, however, any assets which exceed anticipated obligations of the Separate Account. All obligations arising under the Policy are general corporate obligations of MML Bay State. MML Bay State may accumulate in the Separate Account proceeds from various Policy charges and investment results applicable to those assets.

The Separate Account is currently divided into eight Divisions. Each Division invests in a corresponding series of shares of a designated Fund of either MML Trust or Oppenheimer Trust. MML Bay State may in the future establish additional divisions within the Separate Account, which may invest in other investment funds, including those of MML Trust or Oppenheimer Trust, or in any other investment fund MML Bay State deems to be appropriate.

MML Trust And
Oppenheimer Trust

The MML Trust and the Oppenheimer Trust are open-end, diversified, management investment companies registered under the Investment Company Act of 1940.

MassMutual established the MML Trust for the purpose of providing a vehicle for the investment of assets of various separate investment accounts, including the Separate Account, established by MassMutual and other life insurance company subsidiaries of MassMutual. Similarly, OMC established the Oppenheimer Trust to provide an investment vehicle for the separate investment accounts of variable life and variable annuity contracts offered by companies such as MassMutual. Shares of the MML Trust and the Oppenheimer Trust are not offered to the general public.

The assets of certain variable annuity separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the MML Trust's Funds. Because these separate accounts are invested in the same underlying MML Funds, it is possible that material irreconcilable conflicts could arise between Policyowners and owners of the variable annuity contracts. Possible conflicts could arise if: (i) state insurance regulators should disapprove or require changes in investment policies, investment advisors or principal underwriters or if MML Bay State should be permitted to act contrary to actions approved by holders of the Policies under rules of the Securities and Exchange Commission;
(ii) adverse tax treatment of the Policies or the variable annuity contracts would result from utilizing the same underlying funds; (iii) different investment strategies would be more suitable for the variable annuity contracts than for the Policies; or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both the Separate Account and other investment accounts by the same Funds. The Board of Trustees of the Trust will follow monitoring procedures which have been developed to determine whether material conflicts have arisen. Such Board will have a majority of trustees who are not interested persons of the Trust or MassMutual and determinations whether or not a material conflict exists will be made by a majority of such disinterested trustees. If a material irreconcilable conflict exists, MassMutual and MML Bay State will take such action at their own expense as may be required to cause the Separate Account to be invested solely in shares of mutual funds which offer their shares exclusively to variable life insurance separate accounts unless, in certain cases, the holders of both the Policies and the variable annuity contracts vote not to effect such segregation.

MML Bay State purchases the shares of each Fund for the corresponding Division at net asset value. All dividends and capital gain distributions received from a Fund are automatically reinvested in such Fund at net asset value, unless MML Bay State, on behalf of the Separate Account, elects otherwise. Shares of the MML Trust and the Oppenheimer Trust will be redeemed by MML Bay State at their net asset value to the extent necessary to make payments under the Policies.

The following is a summary of the investment objective of each Fund. Please note that there can be no assurance that any Fund will achieve its objectives. More detailed information concerning these investment objectives is contained in the accompanying prospectuses of the MML Trust and Oppenheimer Trust, including information on the risks associated with the investments and investment techniques of each of the Funds.

THE PROSPECTUSES FOR MML TRUST AND OPPENHEIMER TRUST ACCOMPANYING THIS PROSPECTUS SHOULD BE READ CAREFULLY BEFORE INVESTING.

MML Equity Fund

MML Equity Fund seeks to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. A secondary objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. This Fund normally invests primarily in equity-type securities, including common stocks, securities convertible into common stocks, and warrants.

MML Money Market Fund

MML Money Market Fund seeks to achieve high current income, while preserving capital, and liquidity. This Fund invests in short-term debt instruments, including but not limited to commercial paper, certificates of deposit, bankers' acceptances, and obligations of the United States government, its agencies and instrumentalities.

MML Managed Bond Fund

MML Managed Bond Fund seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital values. This Fund invests primarily in publicly issued, readily marketable, fixed income securities of such maturities as MassMutual deems appropriate from time to time in light of market conditions and prospects.

MML Blend Fund

MML Blend Fund seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital values. This Fund invests in a portfolio of common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities generally not exceeding one year.

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Appreciation Fund seeks capital appreciation. The type of securities in which this Fund invests will be primarily common stocks, as well as securities having the investment characteristics of common stocks, such as convertible preferred stock and convertible bonds. In seeking this objective the Fund will emphasize investment in securities of "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for an increased demand for the particular companies, products or services.

Oppenheimer Global Securities Fund

Oppenheimer Global Securities Fund seeks long-term capital appreciation through investing a substantial portion of its invested assets in securities of foreign issuers, growth-type companies and special investment opportunities, such as anticipated acquisitions, mergers or other unusual developments, which are considered by OMC, in its capacity as investment manager of the Funds, to have appreciation possibilities. The type of securities in which this Fund invests will be primarily common stocks, as well as securities having the investment characteristics of common stocks, such as convertible preferred stock, convertible bonds and American Depository Receipts. Current income is not an investment objective of the Oppenheimer Global Securities Fund.

Oppenheimer Growth Fund

Oppenheimer Growth Fund seeks to achieve capital appreciation by investing in securities of well-known established companies (securities which have a history of earnings and dividends, and are issued by seasoned companies, namely those having an operating history of at least five years, including predecessors). The type of securities in which this Fund invests will be primarily common stocks, as well as securities having the investment characteristics of common stocks, such as convertible preferred stock and convertible bonds.

Oppenheimer Strategic Bond Fund

Oppenheimer Strategic Bond Fund seeks a high level of current income principally derived from interest on debt securities; and seeks to enhance such income by writing covered call options on debt securities. The Fund invests principally in: (i) foreign government and corporate debt securities; (ii) U.S. Government securities; and (iii) lower-rated, high-risk high-yield debt securities. This Fund's investments may be considered to be speculative.

For information concerning the risks associated with this Fund's investments, please refer to the accompanying prospectus for the Oppenheimer Trust.

The Investment Advisors And Portfolio Managers

MassMutual serves as investment manager of each of the MML Funds pursuant to investment management agreements. Pursuant to such agreements, MassMutual is paid a quarterly fee at the annual rate of 0.50% of the first $100,000,000 of the Fund's average daily net asset value, 0.45% of the next $200,000,000, 0.40% of the next $200,000,000 and 0.35% of any excess over $500,000,000. Concert Capital, pursuant to an Investment Sub-advisory Agreement, serves as the investment sub-advisor for MML Equity Fund and for the assets of the Equity Sector of MML Blend Fund.

OMC receives a monthly management fee in its capacity as investment advisor to the Oppenheimer Funds. This fee is computed separately on the net assets of each Fund as of the close of each business day. Except as stated below, the management fee rate is .75% of the first $200 million of net assets, .72% of the next $200 million, .69% of the next $200 million, .66% of the next $200 million and .60% of net assets in excess of $800 million. Strategic Bond Fund's management fee rate is .75% on the first $200 million of net assets, .72% on the next $200 million, .69% on the next $200 million, .66% on the next $200 million,
 .60% on the next $200 million, and .50% of net assets in excess of $1 billion.

Citibank N.A., New York, New York, acts as custodian for the MML Trust. Bank of New York, New York, New York acts as custodian for the Oppenheimer Trust.

MassMutual is also the investment advisor to MassMutual Corporate Investors and MassMutual Participation Investors, closed-end investment companies, certain wholly-owned subsidiaries of MassMutual, and various employee benefit plans. MassMutual is the investment sub-advisor to Oppenheimer Investment Grade Bond Fund and Oppenheimer Value Stock Fund, open-end management investment companies.

Rates of Return. The following tables show the Effective Annual Rates of Return based on the actual investment performance (after deduction of investment management fees and direct operating expenses) of the Fund underlying each Division of the Separate Account. Tables I and II show figures for periods ended December 31, 1994, while Tables III and IV show annualized figures. These rates do not reflect the mortality and expense risk charges assessed against the Separate Account. Also, they do not reflect deductions from premiums or Monthly Charges assessed against the Account Value of the Policies, nor do they reflect the Policy's Surrender Charges. (For a discussion of these charges, please see CHARGES AND DEDUCTIONS.) Therefore, these rates are not illustrative of how actual investment performance will affect the benefits under the Policy (see, however, Performance Illustration). The rates of return shown are not necessarily indicative of future performance. These rates of return may be considered, however, in assessing the competence and performance of MassMutual and OMC as investment advisors. An individualized hypothetical illustration may be available. An individualized hypothetical illustration is a document that shows how Death Benefits and Cash Surrender Values will develop based on certain assumptions. The assumptions used are the sex, Issue Age, rate class and contract state of the applicant, and the Death Benefit Option and premium frequency proposed by the registered representative or the applicant. The individualized hypothetical illustrations reflect both current and guaranteed charges and all basic policy charges are reflected (rider charges may also be reflected if so requested). These illustrations will also assume certain interest rates within the limits prescribed by federal and state law. An applicant or Policyowner may obtain an individualized hypothetical illustration at no charge by requesting one from his/her registered representative or from MML Bay State at its Principal Administrative Office.


                              TABLE I -- MML FUNDS
                        EFFECTIVE ANNUAL RATES OF RETURN

--------------------------------------------------------------------------------
Fund                    20 Years    15 Years     10 Years    5 Years     1 Year
--------------------------------------------------------------------------------
Equity                   15.00%       14.88%       13.72%      9.49%      4.10%
--------------------------------------------------------------------------------
Money Market                --         7.07*        6.17       4.82       3.84
--------------------------------------------------------------------------------
Managed Bond                --        10.32*        9.53       7.86      (3.76)
--------------------------------------------------------------------------------
Blend                       --        12.17*       12.46       9.31       2.48
--------------------------------------------------------------------------------

*The figures shown are from inception of the Funds. The MML Equity Fund received initial funding September 15, 1971 (performance information prior to 1974 is not available). The MML Money Market and MML Managed Bond Funds commenced operations on December 16, 1981. The MML Blend Fund commenced operations on February 3, 1984.

                          TABLE II -- OPPENHEIMER FUNDS
                        EFFECTIVE ANNUAL RATES OF RETURN
--------------------------------------------------------------------------------
Fund                                    Since Inception     5 Years    1 Year
--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation            13.28%*         11.81%      (7.5%)
--------------------------------------------------------------------------------
Oppenheimer Global Securities               11.15%*            --      (5.72%)
--------------------------------------------------------------------------------
Oppenheimer Growth                          11.44*           7.40        .98
--------------------------------------------------------------------------------
Oppenheimer Strategic Bond                   0.19*             --      (3.78)
--------------------------------------------------------------------------------

*The Oppenheimer Capital Appreciation Fund commenced operations on August 15, 1986. The Oppenheimer Global Securities Fund commenced operations on
November 12, 1990. The Oppenheimer Strategic Bond Fund and the Oppenheimer Growth Fund commenced operations on May 3, 1993 and April 3, 1985, respectively.

                                   TABLE III
                                   MML FUNDS
                       ANNUALIZED ONE YEAR TOTAL RETURNS

--------------------------------------------------------------------------------
  For the        MML Equity        MML Money        MML Managed      MML Blend
Year Ended          Fund          Market Fund        Bond Fund         Fund
--------------------------------------------------------------------------------
   1994             4.10%            3.84%             (3.76)%         2.48%
   1993             9.52%            2.75%             11.81%          9.70%
   1992            10.48%            3.48%              7.31%          9.36%
   1991            25.56%            6.01%             16.66%         24.00%
   1990            (0.51)%           8.12%              8.38%          2.37%
   1989            23.04%            9.16%             12.83%         19.96%
   1988            16.68%            7.39%              7.13%         13.40%
   1987             2.10%            6.49%              2.60%          3.12%
   1986            20.15%            6.60%             14.46%         18.30%
   1985            30.54%            8.03%             19.94%         24.88%
   1984             5.40%           10.39%             11.69%          8.24%*
   1983            22.85%            8.97%              7.26%           --
   1982            25.67%           11.12%*            22.79%*          --
   1981             6.67%             --                 --             --
   1980            27.62%             --                 --             --
   1979            19.54%             --                 --             --
   1978             3.71%             --                 --             --
   1977            (0.52)%            --                 --             --
   1976            24.77%             --                 --             --
   1975            32.85%             --                 --             --
   1974           (17.61)%*           --                 --             --
--------------------------------------------------------------------------------

*The figures shown are from inception of the Funds. The MML Equity Fund received initial funding September 15, 1971 (performance information prior to 1974 is not available). The MML Money Market and MML Managed Bond Funds received initial funding on December 16, 1981. The MML Blend Fund received initial funding on February 3, 1984.

                                   TABLE IV
                            OPPENHEIMER TRUST FUNDS
                       ANNUALIZED ONE YEAR TOTAL RETURNS

--------------------------------------------------------------------------------
                                                  Oppenheimer
                                   Oppenheimer      Capital      Oppenheimer
     For the        Oppenheimer     Strategic     Appreciation      Global
   Year Ended       Growth Fund     Bond Fund        Fund         Securities
--------------------------------------------------------------------------------
     1994               .97%          (3.78)%       (7.59)%         (5.72)
     1993              7.25%           4.25%*       27.32%          70.32%
     1992             14.53%            --          15.42%          (7.11)%
     1991             25.54%            --          54.72%           3.39%
     1990             (8.21)%           --         (16.82)%          0.40%*
     1989             23.59%            --          27.57%            --
     1988             22.09%            --          13.41%            --
     1987              3.36%            --          14.34%            --
     1986             17.76%            --          (1.65)%*          --
     1985              9.50%*           --            --              --
--------------------------------------------------------------------------------

*The figures shown are from inception of the Oppenheimer Funds. The Capital Appreciation Fund commenced operations on August 15, 1986. The Global Securities Fund commenced operations on November 12, 1990. The Strategic Bond Fund and the Growth Fund commenced operations on May 3, 1993 and April 3, 1985, respectively.

Performance Illustration

The following tables show how the actual investment performance of the Funds would have affected the Death Benefits and Cash Surrender Values of hypothetical Policies. Each table illustrates a Policy as of the earliest date for which performance figures are available for the illustrated Fund. Each table assumes that the illustrated Policy was issued for a Selected Face Amount of $100,000 and Issue Age 35 male, using Death Benefit Option 1, with annual premiums of $1,200 paid at the beginning of each year and the full Account Value continuously reinvested in the Division corresponding with the particular Fund illustrated. Separate columns are shown for the current and guaranteed schedule of charges.

                                    TABLE V
                                MML EQUITY FUND

--------------------------------------------------------------------------------
                              Using Current Schedule  Using Guaranteed Schedule
                                    of Charges                of Charges
--------------------------------------------------------------------------------
                                  Cash                     Cash
                Total Annual    Surrender     Death      Surrender      Death
Calendar Year     Premiums        Value      Benefit       Value       Benefit
--------------------------------------------------------------------------------
    1974          $ 1,200              0     100,000            0      100,000
    1975            2,400        $ 1,181     100,000      $ 1,056      100,000
    1976            3,600          2,663     100,000        2,444      100,000
    1977            4,800          3,388     100,000        3,108      100,000
    1978            6,000          4,297     100,000        3,940      100,000
    1979            7,200          6,254     100,000        5,748      100,000
    1980            8,400          9,184     100,000        8,438      100,000
    1981            9,600         10,612     100,000        9,713      100,000
    1982           10,800         14,371     100,000       13,113      100,000
    1983           12,000         18,584     100,000       16,889      100,000
    1984           13,200         20,187     100,000       18,246      100,000
    1985           14,400         27,197     100,000       24,467      100,000
    1986           15,600         33,378     100,000       29,876      100,000
    1987           16,800         34,575     100,000       30,779      100,000
    1988           18,000         40,941     100,000       36,253      100,000
    1989           19,200         50,844     115,417       44,822      101,747
    1990           20,400         50,785     112,235       44,603      100,000
    1991           21,600         64,023     137,648       56,009      120,419
    1992           22,800         70,700     147,763       61,556      128,651
    1993           24,000         77,263     157,616       66,906      136,488
    1994           25,200         80,191     159,581       68,983      137,276
--------------------------------------------------------------------------------

                                   TABLE VI
                             MML MONEY MARKET FUND

--------------------------------------------------------------------------------
                              Using Current Schedule  Using Guaranteed Schedule
                                    of Charges                of Charges
--------------------------------------------------------------------------------
                                  Cash                     Cash
                Total Annual    Surrender     Death      Surrender      Death
Calendar Year     Premiums        Value      Benefit       Value       Benefit
--------------------------------------------------------------------------------
    1982          $ 1,200         $  170    $100,000      $   114      100,000
    1983            2,400          1,096     100,000          978      100,000
    1984            3,600          2,146     100,000        1,958      100,000
    1985            4,800          3,209     100,000        2,943      100,000
    1986            6,000          4,255     100,000        3,904      100,000
    1987            7,200          5,421     100,000        4,975      100,000
    1988            8,400          6,695     100,000        6,131      100,000
    1989            9,600          8,163     100,000        7,454      100,000
    1990           10,800          9,617     100,000        8,746      100,000
    1991           12,000         10,910     100,000        9,873      100,000
    1992           13,200         11,864     100,000       10,668      100,000
    1993           14,400         12,719     100,000       11,361      100,000
    1994           15,600         13,714     100,000       12,166      100,000
--------------------------------------------------------------------------------

                                   TABLE VII
                                MML BLEND FUND

--------------------------------------------------------------------------------
                              Using Current Schedule  Using Guaranteed Schedule
                                    of Charges                of Charges
--------------------------------------------------------------------------------
                                  Cash                     Cash
                Total Annual    Surrender     Death      Surrender      Death
Calendar Year     Premiums        Value      Benefit       Value       Benefit
--------------------------------------------------------------------------------
    1984          $ 1,200       $    142    $100,000     $     86      100,000
    1985            2,400          1,364     100,000        1,233      100,000
    1986            3,600          2,688     100,000        2,472      100,000
    1987            4,800          3,575     100,000        3,289      100,000
    1988            6,000          5,007     100,000        4,610      100,000
    1989            7,200          7,130     100,000        6,570      100,000
    1990            8,400          8,088     100,000        7,427      100,000
    1991            9,600         11,107     100,000       10,178      100,000
    1992           10,800         12,953     100,000       11,819      100,000
    1993           12,000         14,971     100,000       13,597      100,000
    1994           13,200         15,907     100,000       14,360      100,000
--------------------------------------------------------------------------------


                                  TABLE VIII
                             MML MANAGED BOND FUND

--------------------------------------------------------------------------------
                              Using Current Schedule  Using Guaranteed Schedule
                                    of Charges                of Charges
--------------------------------------------------------------------------------
                                  Cash                     Cash
                Total Annual    Surrender     Death      Surrender      Death
Calendar Year     Premiums        Value      Benefit       Value       Benefit
--------------------------------------------------------------------------------
    1982          $ 1,200       $    285    $100,000     $   225       100,000
    1983            2,400          1,186     100,000       1,066       100,000
    1984            3,600          2,283     100,000       2,090       100,000
    1985            4,800          3,840     100,000       3,540       100,000
    1986            6,000          5,366     100,000       4,950       100,000
    1987            7,200          6,327     100,000       5,823       100,000
    1988            8,400          7,646     100,000       7,018       100,000
    1989            9,600          9,539     100,000       8,728       100,000
    1990           10,800         11,129     100,000      10,142       100,000
    1991           12,000         13,834     100,000      12,554       100,000
    1992           13,200         15,465     100,000      13,953       100,000
    1993           14,400         17,923     100,000      16,079       100,000
    1994           15,600         17,686     100,000      15,762       100,000
--------------------------------------------------------------------------------

                                   TABLE IX
                            OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
                              Using Current Schedule  Using Guaranteed Schedule
                                    of Charges                of Charges
--------------------------------------------------------------------------------
                                  Cash                     Cash
                Total Annual    Surrender     Death      Surrender      Death
Calendar Year     Premiums        Value      Benefit       Value       Benefit
--------------------------------------------------------------------------------
    1986          $ 1,200       $    235    $100,000     $   177       100,000
    1987            2,400          1,055     100,000         941       100,000
    1988            3,600          2,432     100,000       2,229       100,000
    1989            4,800          4,171     100,000       3,852       100,000
    1990            6,000          4,402     100,000       4,045       100,000
    1991            7,200          6,749     100,000       6,216       100,000
    1992            8,400          8,718     100,000       8,013       100,000
    1993            9,600         10,174     100,000       9,316       100,000
    1994           10,800         10,964     100,000       9,991       100,000
--------------------------------------------------------------------------------


                                    TABLE X
                     OPPENHEIMER CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
                              Using Current Schedule  Using Guaranteed Schedule
                                    of Charges                of Charges
--------------------------------------------------------------------------------
                                  Cash                     Cash
                Total Annual    Surrender     Death      Surrender      Death
Calendar Year     Premiums        Value      Benefit       Value       Benefit
--------------------------------------------------------------------------------
    1987           $1,200        $   202    $100,000      $   144      100,000
    1988            2,400          1,216     100,000        1,093      100,000
    1989            3,600          2,785     100,000        2,564      100,000
    1990            4,800          2,791     100,000        2,551      100,000
    1991            6,000          6,004     100,000        5,547      100,000
    1992            7,200          7,972     100,000        7,359      100,000
    1993            8,400         11,345     100,000       10,456      100,000
    1994            9,600         11,094     100,000       10,172      100,000
--------------------------------------------------------------------------------


                                   TABLE XI
                      OPPENHEIMER GLOBAL SECURITIES FUND

--------------------------------------------------------------------------------
                              Using Current Schedule  Using Guaranteed Schedule
                                    of Charges                of Charges
--------------------------------------------------------------------------------
                                  Cash                     Cash
                Total Annual    Surrender     Death      Surrender      Death
Calendar Year     Premiums        Value      Benefit       Value       Benefit
--------------------------------------------------------------------------------
    1990           $1,200       $   65.31    100,000     $   12.07     100,000
    1991            2,400          881.49    100,000        772.92     100,000
    1992            3,600        1,447.63    100,000      1,295.32     100,000
    1993            4,800        4,470.34    100,000      4,130.06     100,000
    1994            6,000        4,831.52    100,000      4,444.04     100,000
--------------------------------------------------------------------------------




                                   TABLE XII
                        OPPENHEIMER STRATEGIC BOND FUND

--------------------------------------------------------------------------------
                              Using Current Schedule  Using Guaranteed Schedule
                                    of Charges                of Charges
--------------------------------------------------------------------------------
                                  Cash                     Cash
                Total Annual    Surrender     Death      Surrender      Death
Calendar Year     Premiums        Value      Benefit       Value       Benefit
--------------------------------------------------------------------------------
    1993           $1,200        $102.87     100,000      $ 48.45      100,000
    1994            2,400         751.24     100,000       649.34      100,000
--------------------------------------------------------------------------------

These illustrations are not indicative of future performance. They assume the Policies were issued based on full underwriting and that there have been no increases or decreases in Selected Face Amounts, no Policy loans and no transaction charges incurred. Further, they assume that Death Benefit Option 1 was selected. The Cash Surrender Values shown reflect all Deductions from Premiums, Charges, Surrender Charges, and Mortality and Expense Risk Charges.

Illustrations of Death Benefits, Cash Surrender Values and Accumulated Premiums based on assumed hypothetical gross annual investment returns of 0%, 6% and 12% are shown in APPENDIX A. APPENDIX A also describes, in more detail, the assumptions underlying these illustrations.

III. Detailed Information
About The Policy

Availability of Policy

Individuals wishing to purchase a Policy must send a completed application to MML Bay State's Principal Administrative Office. Under our current rules, the minimum Selected Face Amount of a Policy is $50,000. The Policy can be issued for Insureds with Issue Ages 0 through 80. Before issuing a Policy, however, MML Bay State will require satisfactory evidence of insurability, which may include a medical examination.

The Policy is available to Policyowners who are purchasing a Policy in connection with employee benefit plans which qualify for tax benefits under the Internal Revenue Code (the "qualified market") and other Policyowners (the "nonqualified market").

Unisex Policies

Policies issued in states requiring "unisex" policies (currently Montana; MML Bay State has retained "unisex" rates in Massachusetts where they were previously required) provide for policy values which do not vary by the sex of the Insured. In addition, Policies issued in conjunction with employee benefit plans provide for policy values which do not vary by the sex of the insured. Thus, references in this Prospectus to sex-distinct policy values which vary by the sex of the Insured are not applicable to Policies issued in Montana or Massachusetts, or issued in conjunction with employee benefit plans. Illustrations showing the effect of these unisex rates on premiums, Cash Surrender Values, and Death Benefits are available from MML Bay State on request.

Death Benefit

As long as the Policy remains in force, MML Bay State will, upon due proof of the Insured's death, pay the Death Benefit of the Policy to the named Beneficiary. Although MML Bay State will normally pay the Death Benefit within seven days of receiving satisfactory proof of the Insured's death, the Company may delay payments under certain circumstances. All or part of the Death Benefit can be paid in cash or under one or more of the payment options set forth in the Policy.

The Death Benefit is the amount of the benefit provided under Death Benefit Option 1 or Death Benefit Option 2, whichever is in effect on the date of the Insured's death, less any outstanding Policy Debt and less any unpaid Monthly Deduction.

Death Benefit Options. The Policyowner may choose one of two Death Benefit
Options: Option 1 (a level amount option) and Option 2 (a variable amount option). The Policyowner designates the Death Benefit Option in the application and may subsequently change the option subject to certain restrictions described in CHANGES IN THE DEATH BENEFIT OPTION.

Options 1 and 2 provide the following benefits:

Option 1 - Under Option 1, the Account Value is included in the Selected Face Amount. The benefit provided under Option 1 is the greater of: (a) the Selected Face Amount on the date of death; and (b) the Minimum Face Amount on the date of death of the Insured.

Option 2 - Under Option 2, the Account Value is not included in the Selected Face Amount. The benefit provided under Option 2 is the greater of: (a) the Selected Face Amount plus the Account Value on the date of death; and (b) the Minimum Face Amount on the date of death of the Insured.

Minimum Face Amount. In order to qualify as life insurance under current federal tax laws, the Policy has a Minimum Face Amount. The Minimum Face Amount is equal to an applicable percentage of the Account Value. This applicable percentage depends on the sex, smoking classification and Attained Age of the Insured. The applicable percentages are set forth in the Policy.

The following examples illustrate how changes in the Account Value may affect the Death Benefits under Options 1 and 2.

Example I

Assume that the Policyowner has selected Option 1 with a Selected Face Amount of $100,000 and that the Account Value equals $5,000. The Death Benefit in this case is $100,000. If the Account Value increases to $8,000, the Death Benefit remains at $100,000. If the Account Value decreases to $3,000, the Death Benefit still remains at $100,000.

Under Option 1, the Death Benefit will remain at the Selected Face Amount, in this example $100,000, until the applicable percentage of the Account Value exceeds the Selected Face Amount.

Example II

Assume the Policyowner has selected Option 2 with a Selected Face Amount of $100,000 and the Account Value is equal to $5,000. The Death Benefit in this case is $105,000 (Selected Face Amount plus Account Value). If the Account Value increases to $8,000, the Death Benefit will increase to $108,000. If the Account Value decreases to $3,000, the Death Benefit will decrease to $103,000.

Under Option 2, the Death Benefit will be the Selected Face Amount plus the Account Value (if greater than $0.00), until the Minimum Face Amount exceeds the sum of the Selected Face Amount plus the Account Value.

If the Policyowner seeks to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, the Policyowner should choose Option 2. If a Policyowner is satisfied with the amount of the Insured's existing insurance coverage and instead seeks to have premium payments and investment performance reflected to the maximum extent in the Policy's Account Value, the Policyowner should choose Option 1.

Changes in Death Benefit Option. After the first Policy Year, the Policyowner may change the Death Benefit Option. A change from Option 2 to Option 1 may be made without submitting satisfactory evidence of insurability. A change from Option 1 to Option 2, however, will require evidence of insurability satisfactory to MML Bay State. In addi-

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tion, a charge of $75 will be deducted from the Account Value on the effective date of the change. This charge will be deducted from the Division(s) and the GPA in proportion to the non-loaned values in each Division(s) and the GPA. The Policyowner may not change from Option 1 to Option 2 after reaching Attained Age
80. The effective date of any change will be the Monthly Calculation Date on or which next follows the date MML Bay State approves the change.

A change in the Death Benefit Option will not in and of itself result in an immediate change in the amount of a Policy's Death Benefit. For a change from Option 2 to Option 1, the Selected Face Amount is increased by the amount of the Account Value on the effective date of the change. For a change from Option 1 to Option 2, the Selected Face Amount will be decreased by the amount of Account Value on the effective date of the change. This change will not be permitted if it would reduce the Selected Face Amount below $50,000.

An increase or decrease in Selected Face Amount resulting from a change in the Death Benefit Option will affect the Monthly Charges, as the monthly mortality charge depends on the Selected Face Amount. The charge for certain additional benefits may also be affected. The Surrender Charge, however, will not be affected by an increase or decrease in Selected Face Amount resulting from a change in the Death Benefit Option.

Changes in Selected Face Amount. The Policyowner may request an increase or decrease in the Selected Face Amount subject to the approval of MML Bay State. Any request for an increase or decrease must be submitted in writing to MML Bay State's Principal Administrative Office. It will become effective on the Monthly Calculation Date on or which next follows MML Bay State's acceptance of the request.

Increases in Selected Face Amount. For an increase in the Selected Face Amount, MML Bay State requires satisfactory evidence of insurability. An increase may not be less than $15,000, and no increase will be permitted after Attained Age
80. To cover the cost of processing the request, a charge of $75 will be deducted from the Account Value on the effective date of the increase in the Selected Face Amount. The charge will be deducted from the Divisions and the GPA in proportion to the non-loaned value in each Division(s) and the GPA.

Decreases in Selected Face Amount. Decreases in coverage are allowed after the first Policy Year, although MML Bay State believes such decreases generally are not in the best interests of a Policyowner. A decrease will not generally be permitted if the Death Benefit Option amount would fall below $50,000. No processing charge is applied to decreases in coverage.

A decrease may result in the imposition of Surrender Charges. (For a discussion of the Surrender Charges associated with a decrease, see Surrender Charges). Any Surrender Charge applicable to a decrease will be deducted from the Division(s) and the GPA in proportion to the non-loaned values in each.

For purpose of determining Surrender Charges and mortality charges, a decrease will reduce the Selected Face Amount in the following order: (a) the Selected Face Amount provided by the most recent increase; (b) the Selected Face Amounts provided by the next most recent increases successively; and finally (c) the initial Selected Face Amount.

A decrease may result in the Policy becoming a "modified endowment contract". (See Policy Proceeds, Premiums and Loans, page 24.)

Premiums

Subject to certain limitations, the Policyowner has flexibility in determining the frequency and amount of premium payments.

Premium Flexibility

Unlike traditional insurance policies, this Policy frees the Policyowner from the requirement that premiums be paid in accordance with a rigid and inflexible premium schedule. Instead, MML Bay State requires a Policyowner to pay a minimum initial premium at the time of application or at any time before delivery of the Policy. After the first premium has been paid, subject to certain limitations, premiums may be paid in any amount and at any interval.

The minimum initial premium depends on the planned frequency of premium payments, and the Issue Age, sex, and rating class of the Insured, as well as the initial Death Benefit Option and Selected Face Amount of the Policy.

Planned Annual Premium

When applying for a Policy, the Policyowner will select a planned annual premium and payment frequency (annual, semiannual, quarterly, or monthly). The planned annual premium is shown on the schedule page of the Policy. MML Bay State will send premium notices for the planned premium according to the amount and frequency selected. The Policyowner may change the amount and frequency of planned premiums at any time by sending written notice to MML Bay State's Principal Administrative Office.

A Policyowner may elect to pay premiums by means of a pre-authorized check procedure called MassMutual Monthly ("Triple M"). Under Triple M, premium payments are deducted automatically on a monthly basis from a designated bank account. A Policyowner does not receive a "bill" for these payments, and confirmation of payments is provided in the Policy's quarterly statement.

There is no penalty if the planned premium is not paid, nor does payment of this amount guarantee coverage for any period of time. Instead, the duration of the Policy depends upon the Policy's Account Value. Even if planned premiums are paid, the Policy terminates when the Account Value becomes insufficient to pay the Monthly Charges and the grace period expires without sufficient payment.

Premium Limitations

The minimum premium payment is $10. The maximum premium which may be paid in any Policy Year without evidence of insurability is the greater of: (a) the premium which will not increase the net amount at risk under the Policy; (b) twice the Policy's basic premium plus $100; (c) the annual premium paid in the preceding Policy Year; and (d) the minimum annual

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premium under a Death Benefit Guarantee Rider, if part of the Policy. Premium payments should be sent either to MML Bay State's Principal Administrative Office or to the address indicated on the billing notice.

Allocation of Net Premium Payments

The Net Premium equals the premium paid less the Premium Expense Charge. (See, Deductions from Premiums, page 20.) In the Application, the Policyowner indicates how Net Premiums are to be allocated among the Divisions and the GPA. The allocation percentages must be in whole numbers and the sum of the allocation percentages must equal 100%. During the Free Look Period, New Premiums are allocated as requested by the Policyowner. (See, Free Look Period, page 23.)

The allocation percentages may be changed without charge at any time by providing written notice to MML Bay State's Principal Administrative Office.

Transfers

By written request, the Policyowner may transfer all or part of the Variable Value of a Division to any other Division or to the GPA. Although MML Bay State currently imposes no limitation of the right of the Insured to make transfers, we reserve the right to limit transfers to not more than one every 90 days in connection with compliance with Section 404(c) of ERISA. Any limitation would not apply to a transfer of all funds in the Separate Account to the GPA and to automated transfers made in connection with any program MML Bay State has in place.

Transfers of values from the GPA to the Separate Account are limited to one each Policy Year. Any transfer from the GPA cannot exceed 25% of the Fixed Account Value (less any Policy Debt) at the time of the transfer.

Any transfer is effective on the Valuation Date on next or following the date we receive a written request in good order at our Principal Administrative Office. There are no charges for transfers.

Dollar Cost Averaging

The Policyowner may specify a specific dollar amount to be periodically transferred from any Division of the Separate Account to any combination of Divisions and the GPA. Once elected, these transfers occur automatically. The Policyowner will specify the specific dollar amounts to be transferred and the Division to transfer money from, the Division(s) and/or GPA to transfer money to, the date on which transfers will be made (subject to MML Bay State rules), the frequency of transfers, which may be either monthly, quarterly, semiannually or annually, and the amount of time that such dollar cost averaging will continue. The minimum allowable transfer to any Division or the GPA is $50. This process is called Dollar Cost Averaging. Dollar Cost Averaging transfers are not available for transfers from the GPA, but these transfers may be made into the GPA. To elect Dollar Cost Averaging transfers, the Account Value in the Division from which transfers will be made must be at least $5,000.

The main objective of Dollar Cost Averaging is to shield the Policyowner's investment from short-term price fluctuations. Since the same dollar amount is transferred to a Division with each transfer, more units are purchased in a Division if the value per unit is low and fewer units are purchased if the value per unit is high. Therefore, a lower than average cost per unit may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

MML Bay State will make all Dollar Cost Averaging transfers either on the day of each calendar month specified by the Policyowner, or on the next business day. The Policyowner may specify any day of the month up through the 28th day. In order to process a Dollar Cost Averaging transfer, MML Bay State must have received a request in writing no later than one week prior to the date Dollar Cost Averaging transfers are to commence.

The Dollar Cost Averaging option can be started, changed or canceled at any time; however, we must be given seven business days notice to change any transfer arrangement. If the value of the Division from which transfers are being made falls below the total transfer amount, the remaining value in that Division will be transferred on a pro rata basis to all the designated Divisions and the GPA, and no more automated transfers will be processed.

Dollar Cost Averaging transfers are not subject to any transfer charges or any limitations on the number of transfers in a Policy Year.

Policy Lapse And Reinstatement

Policy Lapse

This Policy does not lapse for failure to pay premiums since payments, other than the initial premium, are not specifically required. Rather, if the Account Value less any Policy Debt is not enough to cover the Monthly Charges on a Monthly Calculation Date, the Policy will enter a 61-day grace period.

At the beginning of the grace period, MML Bay State will mail a notice, to the Policyowner's last known address, stating the amount of premium needed to cover the shortfall in Account Value. During the grace period, the Policy remains in force. If the required premium is not paid within 61 days after the Monthly Calculation Date (or, if later, within 30 days after we mail the written notice), the Policy terminates without value.

Reinstatement Option

For a period of five years after a Policy terminates, the Policyowner can request that We reinstate the Policy during the lifetime of the Insured. The Policy cannot be reinstated if it has been surrendered for its Cash Surrender Value. Please note that a termination or reinstatement may cause the Policy to become a modified endowment contract. (See, Modified Endowment Contracts, page 25.)

Before We will reinstate the Policy, We must receive the following:

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(a) Evidence of insurability satisfactory to MML Bay State;

(b) A premium payment at least equal to the amount necessary to produce an Account Value equal to three times the Monthly Charges on the Monthly Calculation Date on or next following the date of reinstatement; and

(c) Where applicable, a signed acknowledgement that the Policy has become a modified endowment contract.

If We do reinstate the Policy, the Selected Face Amount for the reinstated Policy will be the same as it would have been if the Policy had not terminated.

Charges And Deductions

Charges will be deducted in connection with the Policy to compensate MML Bay State for: (a) providing the insurance benefits under the Policy (including any riders); (b) administering the Policy; (c) assuming certain risks in connection with the Policy (including any riders); and (d) expenses incurred in distributing the Policy.

Deductions from Premiums

MML Bay State deducts a Sales Charge and a Premium Tax Charge from each Premium Payment. The total of these charges is called the Premium Expense Charge. The amount remaining after MML Bay State has deducted the Premium Expense Charge is referred to as the Net Premium. The Net Premium is allocated to the Division(s) and the GPA according to the allocation instructions of the Policyowner. Sales Charge. A Sales Charge of 2.0% of each premium payment made will be deducted to partially compensate MML Bay State for the expenses relating to the distribution of the Policy, including commissions, advertising, and the printing of the prospectuses and sales literature. MML Bay State currently intends to waive this charge after Policy Year 20; however, MML Bay State reserves the right not to waive the charge, or to reimpose it once it has been waived.

Premium Tax Charge. A Premium Tax Charge of 2.0% of each premium payment will be deducted to pay applicable state and local premium taxes. The Premium Tax Charge is intended to compensate MML Bay State for taxes imposed by various states and local jurisdictions on MML Bay State's receipt of premiums from Policyowners. Premium taxes vary from state to state, and, in some instances, among localities. The 2.0% rate approximates the average tax rate expected to be paid on premiums from all states. The Premium Tax Charge may be higher or lower than the actual premium tax imposed by the jurisdiction in which the contract is written. MML Bay State does not expect to make a profit from this charge. MML Bay State currently intends to waive this charge after Policy Year 20; however, MML Bay State reserves the right not to waive the charge, or to reimpose it once it has been waived.

Monthly Charge. Charges will be deducted from the Account Value on each Monthly Calculation Date. The Monthly Charge consists of: (a) an administrative charge;
(b) a mortality charge; and (c) a rider charge for any additional benefits provided by rider. The Monthly Charges will be deducted from the Division(s) and the GPA in proportion to the non-loaned values in the Division(s) and the GPA.

Administrative Charge. This monthly charge is currently $6. This charge reimburses MML Bay State for expenses incurred in administering the Policy, such as processing claims, maintaining records and communicating with Policyowners. This charge is not designed to make a profit. MML Bay State reserves the right to change this charge in the future, but guarantees it will never exceed $9 per month.

Mortality Charge. The mortality charge for a Policy is equal to the "amount at risk" under the Policy, multiplied by the monthly mortality charge rate for that Policy month. The amount at risk is determined on the first day of the Policy month and is the amount by which the Death Benefit (discounted at the monthly equivalent of 3% per year) exceeds the Account Value.

Monthly mortality rates will be based on the sex, Issue Age, and rate class of the Insured, and the length of time the Policy has been in force. The actual monthly mortality rates will be based on MML Bay State's expectations as to future mortality and expense experience. They will not, however, be greater than the guaranteed mortality rates set forth in the Policy. These guaranteed rates are based on the 1980 Standard Commissioners Standard Ordinary (CSO) Mortality Tables, and the sex, Attained Age, and rate class of the Insured. For standard rate classes, these will not exceed the rates contained in the 1980 CSO Tables.

The rate class of an Insured will affect the monthly mortality rates. MML Bay State currently places Insureds into the following three standard rate classes:
Preferred Nonsmoker, Nonsmoker, and Smoker; as well as substandard rate classes involving a higher mortality risk. In an otherwise identical Policy, the monthly mortality rate is generally higher for smokers than for nonsmokers and higher for nonsmokers than for preferred nonsmokers.

Rider Charge. The Monthly Charge will include charges for any additional benefits provided by Rider.

Daily Charges Against The Separate Account

Mortality and Expense Risk Charge. MML Bay State assesses a daily charge against net asset value of the Separate Account for the mortality and expense risks it assumes. Currently, the charge is at the rate of 0.55% on an annual basis. MML Bay State reserves the right to increase the charge rate, up to a maximum equivalent annual rate of 0.90%. This charge is not deducted from the assets in the GPA.

The mortality risk we assume is that the group of lives insured under our Policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

If all the money MML Bay State collects from this charge is not needed to cover death benefits and expenses, it will be

                                       20
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our gain and will be used for any proper purpose, including payment of sales commissions. Conversely, even if the money we collect is insufficient, we will provide for all death benefits and expenses.

Charges for Federal Taxes. MML Bay State does not currently make any charge against the Separate Account for federal income taxes attributable to them. We may make such a charge eventually in order to provide for the future federal income tax liability of the Separate Account.

Investment Management Fee and Other Expenses. Because the Divisions purchase shares of either MML Trust or Oppenheimer Trust, the value of Accumulation Units of the Divisions will reflect the investment management fee and other expenses incurred by MML Trust and Oppenheimer Trust. The Prospectuses of MML Trust and Oppenheimer Trust contain additional information concerning such fees and expenses.

Surrender Charges

General. The Surrender Charge has two parts -- an Administrative Surrender Charge and a Sales Load Surrender Charge. The Administrative Surrender Charge will be imposed by MML Bay State during the first 10 Policy Years, and during the first 10 Policy Years following any requested increase in the Selected Face Amount if the Policyowner surrenders the Policy or decreases the Selected Face Amount. The Sales Load Surrender Charge will be imposed by MML Bay State for the first 15 Policy Years, and during the first 15 years following any requested increase in the Selected Face Amount if the Policyowner surrenders or decreases the Selected Face Amount.

Administrative Surrender Charge. This charge is $5 for each $1,000 of Selected Face Amount. It remains level for five years, then grades down to zero over the next five years. This charge reimburses MML Bay State for expenses incurred in issuing the Policy, such as processing the applications (including underwriting) and setting up computer records. It is not designed to generate a profit.

Sales Load Surrender Charge. This charge is equal to 26% of the premiums paid up to the Surrender Charge Band, plus 4% of premiums paid in excess of the Surrender Charge Band, but less than three times the Surrender Charge Band. The Surrender Charge Band is set forth in the Policy and is an amount generally calculated on the basis of the Selected Face Amount and varies by the age and sex of the Insured at the time of purchase.

Example of Surrender Charge Bands per $1,000

   Age 25          Age 40          Age 55
   $6.26           $9.91           $28.49

The Sales Load Surrender Charge remains level for the first 10 years, then grades down to zero over the next five years in accordance with the percentages set forth in the Policy.

Surrender Charges are calculated separately for the initial Selected Face Amount and for each increase in the Selected Face Amount. Premiums are allocated to the original Selected Face Amount and any subsequent increases in Selected Face Amount in proportion to the respective guideline annual premiums.

Surrender Charge Upon Decrease in Selected Face Amount. A Surrender Charge may be deducted on a decrease in the Selected Face Amount. In the event of a decrease in Selected Face Amount, the Surrender Charge deducted is a fraction of the charge that would apply to a full surrender of the Policy. If there have been no increases in the Selected Face Amount, the fraction will be determined by dividing the amount of the decrease by the current Selected Face Amount and multiplying the result by the Surrender Charge. If more than one Surrender Charge is in effect (pursuant to one or more increases in the Selected Face Amount), the Surrender Charge will be applied in the following order: (1) the most recent increase followed by (2) the next most recent increases, successively, and (3) the initial Selected Face Amount. Where a decrease causes a partial reduction in an increase or in the initial Selected Face Amount, a proportionate share of the Surrender Charge for that increase or for the initial Selected Face Amount will be deducted from the Account Value.

Other Charges

Withdrawal Fee. For each Withdrawal, a charge of $25 (or 2% of the amount withdrawn, if less) will be deducted from the amount withdrawn. This fee is guaranteed not to increase for the duration of the Policy. MML Bay State does not anticipate making a profit on this fee.

Charge for Increase in Selected Face Amount. For each increase in Selected Face Amount, a charge of $75 will be deducted from the Account Value. The charge is designed to reimburse us for underwriting and administrative costs associated with the increase. This fee is guaranteed not to increase for the duration of the Policy. MML Bay State does not expect to make a profit on this charge.

Charge for Change from Option 1 to Option 2. For each change in the Death Benefit Option from Option 1 to Option 2, a charge of $75 will be deducted from the Account Value. The charge is designed to reimburse Us for the underwriting and administrative costs associated with the change. This fee is guaranteed not to increase for the duration of the Policy. MML Bay State does not expect to make a profit on this charge.

Account Value And Cash Surrender Value

Account Value. The Account Value of the Policy is the sum of all Net Premium payments adjusted by periodic charges and credits and by Withdrawals. The Account Value of the Policy is held in one or more Divisions and the GPA. Initially, this value equals the net amount of the first premium paid under the Policy. This amount is allocated among the Divisions and the GPA according to the allocation requested in the Application.

Investment Return. The investment return of a Policy is based on:

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(a) The Account Value held in each Division for that Policy;

(b) The investment experience of each Division as measured by its actual net rate of return; and

(c) The interest rate credited on Account Values held in the GPA.

The investment experience of a Division reflects increases and decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges assessed against assets of the Division. The investment experience is determined each day on which the net asset value of the underlying Fund is determined -- that is, on each Valuation Date. The actual net rate of return for a Division measures the investment experience from the end of one Valuation Date to the end of the next Valuation Date.

Cash Surrender Value. The Policy may be fully surrendered for its Cash Surrender Value at any time during the life of the Insured. The Cash Surrender Value is equal to the Account Value less any applicable Surrender Charges and less any Policy Debt.

A Policyowner may surrender a Policy by sending a written request together with the Policy to MML Bay State's Principal Administrative Office. The proceeds will be determined as of the end of the Valuation Period during which the request for surrender is received.

Withdrawals. After the first Policy Year, the Policyowner may, subject to certain restrictions, withdraw up to 75% of the Cash Surrender Value. For each Withdrawal, a fee of $25 (or 2% of the amount withdrawn, if less) is deducted from the amount withdrawn. The minimum amount of a partial Withdrawal is $100 (before deducting the Withdrawal fee). We reserve the right to prohibit Withdrawals that would cause Selected Face Amount to be reduced to an amount less than $25,000. The Policyowner specifies the GPA or the Division(s) from which the Withdrawal is to be made. The Withdrawal amount attributable to a Division or the GPA may not exceed the non-loaned Account Value of the Division or GPA. If Death Benefit Option 1 is in effect, MML Bay State will reduce the Selected Face Amount by the amount of the Withdrawal unless satisfactory evidence of insurability is provided. A Surrender Charge is not assessed for a Withdrawal.

Policy Loan Privilege

General. After the first Policy Year (or sooner if required by law), the Policyowner may obtain a loan from the Policy by sending a written request in a form satisfactory to us. The maximum amount that can be borrowed at any time is 90% (unless a greater amount is required by law) of the Policy's Account Value less any Surrender Charge, reduced by any outstanding Policy Debt. The Policy must be assigned to MML Bay State as collateral for the loan.

Source of Loan. The loan amount requested is taken from Divisions and the GPA in proportion to the non-loaned Account Value of each Division and the GPA on the date of the loan. Shares taken from the Divisions are liquidated and the resulting dollar amounts are transferred to the GPA. The Policy loan is then taken against the value in the GPA. We may delay the granting of any loan attributable to the GPA for up to six months. We may also delay the granting of any loan attributable to the Separate Account during any period that: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (ii) trading is restricted; or (iii) the SEC determines that a state of emergency exists; or (iv) during any period in which the Securities and Exchange Commission permits MML Bay State to delay payment for the protection of our Policyowners.

Whenever total Policy Debt (which includes accrued interest) exceeds the Account Value less Surrender Charges, MML Bay State will send a notice to the Policyowner. This notice will state the amount necessary to bring the Policy Debt back within the limit. If we do not receive payment of that amount within 31 days after the date we mailed the notice, and if Policy Debt exceeds the Account Value less any Surrender Charges at the end of those 31 days, the Policy terminates without value.

Interest Charged. At time of Application, the Policyowner may select a loan interest rate of 6% or (in all jurisdictions except Arkansas) an adjustable loan rate. MML Bay State each year will set the adjustable rate that will apply for the next Policy Year. The maximum loan rate is based on the monthly average of the composite yield on seasoned corporate bonds as published by Moody's Investors Service, Inc., or, if it is no longer published, a substantially similar average. The maximum rate is the published monthly average for the calendar month ending two months before the Policy Year begins, or 4%, whichever is higher. If the maximum limit is not at least 1/2% higher than the rate in effect for the previous year, we will not increase the rate. If the maximum limit is at least 1/2% lower than the rate in effect for the previous year, we will decrease the rate. Currently, this rate is equal to 1 1/2%.

Interest accrues daily and becomes part of the Policy Debt as it accrues. It is due on each Policy Anniversary. If not paid when due, the interest will be added to the loan and, as part of the loan, will bear interest at the same rate. Any interest capitalized on a Policy Anniversary will be treated the same as a new loan and will be taken from the Divisions and the GPA in proportion to the non-loaned Account Value in each.

Repayment. All or part of any Policy Debt may be repaid at any time while the Insured is living and while the Policy is in force. Any loan repayment will first be allocated to the GPA until the Policyowner has repaid all loan amounts that originated from the GPA. Any additional loan repayments will be allocated according to the premium allocation factors in effect.

Any outstanding Policy Debt will be deducted from the proceeds payable upon the death of the Insured or the surrender of the Policy.

Interest on Loaned Value. Any loaned amount is held in the GPA and earns interest at a rate determined by MML Bay State, equal to the greater of 3% and Policy loan rate less not more than 2%.

Effect of Loan. A Policy loan affects the Policy since the Death Benefit and Cash Surrender Value under a Policy are reduced by the amount of the loan. Repayment of the loan increases the Death Benefit and Cash Surrender Value under the Policy by the amount of the repayment. Surrender of a Policy with outstanding Policy Debt may have tax consequences. (See Policy Proceeds, Premiums and Loans, page 24.)

As long as a loan is outstanding, a portion of the Policy's Account Value equal to the loan is held in the GPA. This amount is not affected by the Separate Account's investment performance. The Account Value is also affected because the portion of the Account Value equal to the Policy loan is credited with an interest rate declared by MML Bay State rather than a rate of return reflecting the investment performance of the Separate Account.

Free Look Provision

The Policyowner may cancel the Policy within 10 days (or longer if required by state law) after the Policyowner receives it, or 10 days after MML Bay State mails or delivers a written notice of withdrawal right to the Policyowner, or within 45 days after signing Part I of the Application, whichever is latest. The Policyowner may cancel increases in the Selected Face Amount under the same time limitations.

The Policyowner should mail or deliver the Policy and Policy delivery receipt either to MML Bay State's Principal Administrative Office or to the agent who sold the Policy or to one of our agency offices. If the Policy is canceled in this fashion, a refund will be made to the Policyowner. The refund equals the sum of: (i) the difference between the premiums paid and the amounts allocated to any Division(s) and the GPA under the Policy; (ii) the total amount of monthly deductions made and any other charges imposed on amounts allocated to the Division(s) and the GPA; and (iii) the value of amounts allocated to the Division(s) or the GPA on the date we receive the returned Policy. For canceled increases in the Selected Face Amount, the refund equals the sum of: (i) the difference between the premiums paid attributable to the increase and the amounts allocated to any Division(s) and the GPA under the Policy; (ii) the total amount of monthly deductions and any other charges imposed on amounts attributable to the increase allocated to the Division(s) and the GPA; and (iii) the value on the day we receive the returned Policy of any amounts attributable to the increase allocated to the Division(s) for the GPA. If state law does not authorize the calculation above, the refund equals the total of all premiums paid for the Policy or increase, reduced by any amounts borrowed or withdrawn.

The Guaranteed
Principal Account

A Policyowner may allocate some or all of the Net Premium and transfer some or all of the Account Value, to the Guaranteed Principal Account ("GPA"). Because of exemptive and exclusionary provisions, interests in MML Bay State's general account (which include interests in the Guaranteed Principal Account) are not registered under the Securities Act of 1933 and the general account is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these Acts, and MML Bay State has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in the Prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Amounts allocated to the Guaranteed Principal Account become part of the General Account of MML Bay State, which consists of all assets owned by MML Bay State other than those in the Separate Account and other separate accounts of MML Bay State. Subject to applicable law, MML Bay State has sole discretion over the investment of the assets of its General Account.

The Policyowner may allocate some or all of the Net Premium to the Guaranteed Principal Account. MML Bay State guarantees that those amounts allocated to the GPA in excess of any Policy Debt (which includes accrued interest) will accrue interest daily at an effective annual rate at least equal to 3%. For amounts in the GPA equal to any Policy Debt, the guaranteed minimum interest rate is an effective annual rate of 3% or, if greater, the Policy loan rate less an MML Bay State declared charge for expenses and taxes. This charge will not be greater than 2% per year. Such interest will be paid regardless of the actual investment experience of the GPA. Although MML Bay State is not obligated to credit interest at a rate higher than the guaranteed minimum, it may declare a higher rate applicable for such periods as it deems appropriate.

Federal Income Tax
Considerations

The ultimate effect of federal income taxes on values under this Policy and on the economic benefit to the Policyowner or Beneficiary depends on MML Bay State's tax status and upon the tax status of the individual concerned. The discussion contained herein is general in nature and is not an exhaustive discussion of all tax questions that might arise under the Policy, and is not intended as tax advice. Moreover, no representation is made as to the likelihood of continuation of current federal income tax laws and Treasury Regulations or of the current interpretations of the Internal Revenue Service. MML Bay State reserves the right to make changes in the Policy to assure that it continues to qualify as life insurance for tax purposes. For complete information on federal and state tax law considerations, a qualified tax advisor should be consulted. No attempt is made herein to consider any applicable state or other tax laws.

MML Bay State's Tax Status. MML Bay State is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986 (the "Code"). The Separate Account is not a separate entity from MML Bay State and its operations form a part of MML Bay State.

Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining Account Value. The investment income and realized capital gains are automatically applied to increase book reserves associated with the Policy. Under existing fed-eral income tax law, the Separate Account's investment income, including net capital gains, is not taxed to MML Bay State to the extent applied to increase reserves associated with the Policy. The reserve items taken into account at the close of the taxable year for purposes of determining net increases and net decreases must be adjusted for tax purposes by subtracting an amount attributable to appreciation in the value of assets and by adding any amount attributable to depreciation. MML Bay State's basis in the Policy's share of the assets underlying the Separate Account will be adjusted for appreciation or depreciation, to the extent the reserves are adjusted. Thus, corporate-level capital gains and losses, and the tax effect thereof, are eliminated.

Due to MML Bay State's current tax status, no charge is made to the Separate Account for MML Bay State's federal income taxes that may be attributable to the Separate Account. Periodically, MML Bay State reviews the question of a charge to the Separate Account for MML Bay State's federal income taxes. A charge may be made for any federal income taxes incurred by MML Bay State that are attributable to the Separate Account. Depending on the method of calculating interest on Policy values allocated to the Guaranteed Principal Account (see preceding section), a charge may be imposed for the Policy's share of MML Bay State's federal income taxes attributable to that account.

Under current laws, MML Bay State may incur state or local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, MML Bay State reserves the right to charge the Separate Account for such taxes, if any, attributable to the Separate Account.

Policy Proceeds, Premiums and Loans. MML Bay State believes that the Policy meets the statutory definition of life insurance under Code Section 7702 and hence receives the same tax treatment as that accorded to fixed benefit life insurance. Thus, the Death Benefit under the Policy is generally excludible from the gross income of the Beneficiary under Section 101(a)(1) of the Code. As an exception to this general rule, where a Policy has been transferred for value, only the portion of the Death Benefit which is equal to the total consideration paid for the Policy may be excluded from gross income. The Policyowner is not deemed to be in constructive receipt of the cash values, including increments thereon, under the Policy until a full surrender or partial withdrawal is made (unless the Policy is a "modified endowment contract," as discussed below).

Upon a full surrender of a Policy for its Cash Surrender Value, the Policyowner may recognize ordinary income for federal income tax purposes. Ordinary income is computed to be the amount by which the Account Value, unreduced by any outstanding Policy Debt but less any Surrender Charges assessed, exceeds the premiums paid but not previously recovered and any other consideration paid for the Policy.

Decreases in Selected Face Amount and Withdrawals may be taxable depending on the circumstances. Code Section 7702(f)(7) provides that where a reduction of future benefits occurs during the first 15 years after a Policy is issued and where there is a cash distribution associated with that reduction, the Policyowner may be taxed on all or a part of the amount distributed. After 15 years, such cash distributions are not subject to federal income tax, except to the extent they exceed the total amount of premiums paid but not previously recovered. MML Bay State suggests that you consult with your tax advisor in advance of a proposed decrease in Selected Face Amount or withdrawal as to the portion, if any, which would be subject to federal income tax.

A change of the Policyowner or the Insured or an exchange or assignment of the Policy may have tax consequences depending on the circumstances.

MML Bay State also believes that under current law any loan received under the Policy will be treated as Policy Debt of a Policyowner, and that no part of any loan under a Policy will constitute income to the Policyowner unless the Policy has become a "modified endowment contract." If the Policy is a modified endowment contract under Code Section 7702A, loans will be fully taxable to the extent of income in the Policy and could be subject to an additional 10 percent tax. See the discussion on modified endowment contracts below. Under the "personal" interest limitation provisions of the Tax Reform Act of 1986, interest on Policy loans used for personal purposes, which otherwise meet the requirements of Code Section 264, will no longer be tax-deductible. However, other rules may apply to allow all or part of the interest expense as a deduction if the loan proceeds are used for "trade or business" or "investment" purposes. See your tax advisor for further guidance.

If the Policy is owned by a business or corporation, the 1986 Act may impose additional restrictions. The Act limits the interest deduction available for loans against a business-owned Policy. It imposes an indirect tax upon the gain in corporate-owned life insurance policies by way of the corporate alternative minimum tax, for those corporations subject to the alternative minimum tax. The corporate alternative minimum tax could also apply to a portion of the amount by which Death Benefits received exceed the Policy's date-of-death cash surrender value.

Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or Beneficiary.

MML Bay State cannot make any guarantee regarding the future tax treatment of any Policy. For complete information on the impact of changes with respect to the Policy and federal and state tax considerations, a qualified tax advisor should be consulted.

Modified Endowment Contracts. Contrary to the rules described above, loans, collateral assignments, and other amounts distributed under a "modified endowment contract" are taxable to the extent of any accumulated income in the Policy. In general, the amount which may be subject to taxation is the excess of the Account Value (both loaned and unloaned) over the previously unrecovered premiums paid. Death benefits paid under a modified endowment contract, however, are not taxed any differently from death benefits payable under other life insurance contracts.

A Policy is a modified endowment contract if it satisfies the definition of life insurance set out in the Internal Revenue Code but fails the additional "7-pay test." A Policy fails this test if the accumulated amount paid under the contract at any time during the first seven contract years exceeds the total premiums that would have been payable under a policy providing for guaranteed benefits upon the payment of seven level annual premiums. A Policy which would otherwise satisfy the 7-pay test will still be taxed as a modified endowment contract if it is received in exchange for a modified endowment contract.

Certain changes will require a Policy to be retested to determine whether it has become a modified endowment contract. For example, a reduction in death benefits during the first seven contract years will cause the Policy to be retested as if it had originally been issued with the reduced death benefit. If the premiums actually paid into the Policy exceed the limits under the 7-pay test for a policy with the reduced death benefit, the Policy will become a modified endowment contract. This change is effective retroactively to the Policy Year in which the actual premiums paid exceed the new 7-pay limits.

In addition, a "material change" occurring at any time while the Policy is in force will require the Policy to be retested to determine whether it continues to meet the 7-pay test.

A material change starts a new 7-pay test period. The term "material change" includes many increases in death benefits. A material change does not include an increase in death benefits which is attributable to the payment of premiums necessary to fund the lowest level of death benefits payable during the first seven contract years, or which is attributable to the crediting of interest with respect to such premiums.

Since the Policy provides for flexible premium payments, the Company has instituted procedures to monitor whether increases in death benefits or additional premium payments cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premium payments will have to be considered.

If any amount is taxable as a distribution of income under a modified endowment contract, it will also be subject to a 10% penalty tax. Limited exceptions from the additional penalty tax are available for individual Policyowners. The penalty tax will not apply to distribution: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or (iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer. For complete information with respect to modified endowment contract status, a qualified tax advisor should be consulted.

Once a Policy fails the 7-pay test, loans and distributions occurring in the year of failure and thereafter become subject to the rules for modified endowment contracts. In addition, a recapture provision applies to loans and distributions received in anticipation of failing the 7-pay test. Any distribution or loan made within two years prior to failing the 7-pay test is considered to have been made in anticipation of the failure.

Under certain circumstances, a loan, collateral assignment, or other distribution under a modified endowment contract may be taxable even though it exceeds the amount of income accumulated in the Policy. For purposes of determining the amount of income received from a modified endowment contract, the law requires the aggregation of all modified endowment contracts issued to the same Policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans, collateral assignments, and distributions from any one such Policy are taxable to the extent of the income accumulated in all the Policies required to be aggregated.

Qualified Plans. The Policy may be used in conjunction with certain tax-qualified employee benefit plans. Since the rules governing such use are complex, a purchaser should not use the Policy in conjunction with any such qualified plan until he has consulted a competent tax advisor. The Policy may not be used in conjunction with an Individual Retirement Account (IRA).

Diversification Standards. To comply with final regulations under Code Section 817(h) ("Final Regulations"), each Fund of the Trusts is required to diversify its investments. The Final Regulations generally require that on the last day of each quarter of a calendar year no more than 55% of the value of a Fund's assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies to treat a pro-rata portion of each asset of a Fund as an asset of the Separate Account. All securities of the same issuer are treated as a single investment. However, each government agency or instrumentality is treated as a separate issuer.

With respect to variable life insurance contracts, the general diversification requirements are modified if any of the assets of the Separate Account are direct obligations of the United States Treasury. In this case, there is no limit on the investment that may be made in United States Treasury securities, and for purposes of determining whether assets other than United States Treasury securities are adequately diversified, the generally applicable percentage limitations are increased based on the value of the Separate Account's investment in United States Treasury securities. Notwithstanding this modification of the general diversification requirements, the Funds of the Trusts will be structured to comply with the general diversification standards because they serve as an investment vehicle for certain variable annuity contracts which must comply with the general standards.

In connection with the issuance of the temporary regulations prior to the Final Regulations, the Treasury announced that such temporary regulations did not provide guidance concerning the extent to which Policyowners may direct their investments to particular Divisions of a separate account. Regulations in this regard were not issued in connection with the Final Regulations, however. It is not clear, at this time, what future regulations might provide. It is possible that, if future regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, MML Bay State reserves the right to modify the Policy, as necessary, to prevent the Policyowner from being considered the owner of the assets of the Separate Account.

MML Bay State intends to comply with the Final Regulations to assure that the Policy continues to qualify as life insurance for federal income tax purposes.

Your Voting Rights

As long as the Separate Account continues to operate as a unit investment trust under the Investment Company Act of 1940, the Policyowner is entitled to give instructions as to how shares of the Funds held in the Separate Account (or other securities held in lieu of such shares) deemed attributable to the Policy shall be voted at meetings of shareholders of the Funds or the Trusts. Those persons entitled to give voting instructions are determined as of the record date for the meeting.

The number of shares of the Funds held in the Separate Account deemed attributable to the Policy during the lifetime of the Insured are determined by dividing the Policy's Account Value held in each Division of the Separate Account, if any, by $100. Fractional votes are counted.

Policyowners receive proxy material and a form with which such instructions may be given. Shares of the Funds held by the Separate Account as to which no effective instructions have been received are voted for or against any proposition in the same proportion as the shares as to which instructions have been received.

Reservation Of Rights

We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the Securities and Exchange Commission). If necessary, we will seek approval by Policyowners.

Specifically, we reserve the right to:

 .  Create new Divisions of the Separate Account;

 .  Create new Separate Accounts;

 .  Combine any two or more Separate Accounts;

 . Make available additional Divisions of the Separate Account investing in additional investment companies;

 . Invest the assets of the Separate Account in securities other than shares of the Funds as a substitute for such shares already purchased or as the securities to be purchased in the future;

 . Operate the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law; and

 . De-register the Separate Account under the Investment Company Act of 1940 in the event such registration is no longer required.

MML Bay State also reserves the right to change the name of the Separate
Account.

We have reserved all rights to the name MML Bay State Life Insurance Company or any part of it. We may allow the Separate Account and other entities to use our name or part of it, but we may also withdraw this right.

Additional Provisions Of The Policy

Additional Benefits You Can Get by Rider

The Policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. An additional benefit is provided by rider and is subject to the terms of both the rider and the Policy. The cost of any rider is deducted as part of the Monthly Charges. Subject to state availability, the following riders are available.

Disability Benefit Rider. This rider provides that, in the event of the Insured's total disability that begins before Attained Age 65 and continues for at least six months, MML Bay State will apply a premium payment to the Policy on each Monthly Calculation Date while the Insured remains totally disabled (but not after Attained Age 70 if the disability occurred after Attained Age 60).

At the time of application, a Specified Monthly Amount is selected by the Policyowner. In the event of the Insured's total disability, the amount of the premium payment applied on each Monthly Calculation Date will be the greater of:
(a) the Specified Monthly Amount; or (b) the Monthly Charge (increased by the current Premium Expense Charge) on that Monthly Calculation Date.

Accidental Death Benefit Rider. This rider provides for an addition to the Death Benefit in the event the Insured's death was caused by accidental bodily injury occurring within six months before the Insured's death. No benefit is provided under this rider if the Insured dies before his or her first birthday or after Attained Age 70.

Insurability Protection Rider. This rider allows the Policyowner to increase the Selected Face Amount of the Policy for a specified amount on specified dates, without evidence of insurability.

Death Benefit Guarantee Rider. Until Attained Age 70 or 40 years from the Policy Date, whichever is sooner, the Policy will not terminate when the Account Value is insufficient to cover the Monthly Charge on a Monthly Calculation Date if (a) exceeds (b) where:

(a) is the sum of all premiums paid, minus any withdrawals, and minus any Policy Debt; and

(b) is the sum of Minimum Monthly Premiums, for this rider since the Policy
Date.

Minimum Monthly Premiums may be paid on other than a monthly basis as long as the sum of premiums paid is at least equal to the total required Minimum Monthly Premiums on each Monthly Calculation Date. The Minimum Monthly Policy Premium may change if the Policy's Selected Face Amount is increased or decreased or if riders are added, changed, or terminated. The new Minimum Monthly Premium will apply from the effective date of the change.

If, on a Monthly Calculation Date, the Policy premium requirement has not been met, the Policyowner will be given an additional 61 days to pay a premium sufficient to maintain the death benefit guarantee. The required payment will be equal to (a) the smallest amount needed to meet the Policy premium requirement as of that date, plus (b) two times the Minimum Monthly Premium for that date. If the required payment is not received within this period, the rider will terminate and the death benefit guarantee will be lost. Once the rider is terminated, it cannot be reinstated.

Accelerated Death Benefit Rider. This rider advances the Policyowner a portion of the Death Benefit when MML Bay State receives proof, satisfactory to Us, the insured is terminally ill and is not expected to live more than 12 months. In return for the advanced payment, a lien is established against the Policy, equal to the amount of the Death Benefit accelerated under the Policy. Interest is not charged on the Lien.

Right to Exchange Insured Endorsement. Upon request, the Policy may include a Right to Exchange Insured Endorsement. Under this endorsement, the Policy may be exchanged for a new Policy on the life of a new Insured, subject to certain conditions and satisfactory evidence of insurability.

Exchange Privilege

The Policyowner may transfer the entire Account Value held in the Separate Account to the GPA at any time. The transfer will take effect following receipt by MML Bay State of a written request.

Beneficiary

A Beneficiary is any person named on our records to receive insurance proceeds after the Insured dies. The Policyowner names the Beneficiary in the application for the Policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

Any Beneficiary may be named an irrevocable Beneficiary. An irrevocable Beneficiary is one whose consent is needed to change that Beneficiary. The consent of any irrevocable Beneficiary is needed to exercise any Policy right except the right to:

      Change the frequency of Planned Premiums;

      Change the premium payment plan; and

      Reinstate the Policy after termination.

The Beneficiary may be changed during the Insured's lifetime by writing to our Principal Administrative Office. Generally, the change will take effect as of the date of the request. If no Beneficiary is living when the Insured dies, unless provided otherwise the Death Benefit is paid to the Policyowner or, if deceased, to the Policyowner's estate.

Assignment

The Policy may be assigned as collateral for a loan or other obligation. For any assignment to be binding on MML Bay State, however, We must receive a signed copy of it at our Principal Administrative Office. We are not responsible for the validity of any assignment.

Limits on Our Right to
Challenge the Policy

Except for any increases in Selected Face Amount, we must bring any legal action to contest the validity of a Policy within two years from its Issue Date. After that We cannot contest its validity, except for failure to pay premiums. For any increase in the Selected Face Amount, We must bring legal action to contest that increase within two years after the effective date of the increase or within two years after the Issue Date of the Insurability Protection Rider, if the increase is provided by that rider.

Error of Age or Sex

If the Insured's age or sex is misstated in the Policy application, the Death Benefit payable under the Policy will be adjusted based on what the Policy would provide according to the most recent Monthly Charge for the correct date of birth and correct sex.

Suicide

Suicide within two years of the Policy Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or less where required by law), the amount payable to the Beneficiary will be limited to premiums paid, less any withdrawals and Policy Debt. If the Insured, while sane or insane, dies by suicide within two years after the effective date of any increase in the Selected Face Amount, the death benefit for that increase will be limited to the amount of the Monthly Charges for that increase.

When We Pay Proceeds

If the Policy has not terminated, payment of the Cash Surrender Value, loan proceeds, or the Death Benefit are made within 7 days after we receive all required documents in a form satisfactory to us at our Principal Administrative Office. But we can delay payment of the Cash Surrender Value or any withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the Death Benefit during any period that: it is not reasonably practicable to determine the amount because the New York Stock Exchange is closed (other than customary week-end and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or the SEC, by order, permits us to delay payment in order to protect our policyowners.

We may delay paying any Cash Surrender Value, any withdrawal, or any loan proceeds based on the GPA for up to 6 months from the date the request is received at our Principal Administrative Office.

We can delay payment of the entire Death Benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization.

If payment of a Death Benefit, Cash Surrender Value, or withdrawal is delayed for 30 days or more, we add interest to the date of payment at the same rate as is paid under the interest payment option.

Payment Options

The Policy proceeds can be paid in cash, or if elected, all or part of these proceeds can be placed under one of more of the following payment options. The minimum amount that can be applied under a payment option is $2,000. If the periodic payment under any option is less than $20, we reserve the right to make payments at less-frequent intervals. None of these benefits depends on the performance of the Separate Account or the GPA. For additional information concerning these options, see the Policy. The following payment options are currently available.

Fixed Amount Payment Option. Each monthly payment is for an agreed fixed amount not less than $10 for each $1,000 applied under the option. Interest of at least 2.5% per year is credited each month on the unpaid balance and added to it. Payments continue until the amount We hold runs out.

Fixed Time Payment Option. Equal monthly payments are made for any period selected, up to 30 years. The amount of each payment depends on the total amount applied, the period selected, and the rate We credit interest to the unpaid balance. This interest rate will not be less than 2.5% per year.

Interest Payment Option. We hold amounts under this option and pay interest on the unpaid balance of at least 2.5% per year.

Lifetime Payment Option. Equal monthly payments are based on the life of a named person. Payments continue for the lifetime of that person. Three variations are available:

 .  Payments for life only;

 .  Payments guaranteed for five, ten or twenty years; and

 .  Payments guaranteed for the amount applied.

Joint Lifetime Payment Option. Equal monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one of the named persons dies, the same payment continues for the lifetime of the other. Two variations are available:

 .  Payments guaranteed for 10 years; and

 .  Payments for two lives only. No specific number of payments is guaranteed.
   Under this option there may be one payment if the the two named persons die prior to the second payment.

Joint Lifetime Payment Option with Reduced Payments. Monthly payments are based on the lives of two named persons. While both named persons are living, one payment will be made each month. When one dies, payments are reduced by one-third and will continue for the lifetime of the other.

Withdrawal Rights Under Payment Options. If provided in the payment option election, all or part of the unpaid balance under the Fixed Amount or Interest payment option may be withdrawn or applied under any other option. Payments which are based on a named person's life may not be withdrawn.

Records And Reports

All records and accounts relating to the Separate Account and the GPA are maintained by MassMutual or MML Bay State. Each year within 30 days after the Policy Anniversary, MML Bay State will mail you a report showing the Account Value at the beginning of the previous Policy Year, all premiums paid since that time, all additions to and deductions from the Account Value during the year, and the Account Value, Death Benefit, Cash Surrender Value and Policy Debt as of the latest Policy Anniversary. This report contains any additional information required by any applicable law or regulation.

Sales And Other Agreements

MML Investors Services, Inc.("MMLISI"), a wholly-owned subsidiary of MassMutual, is the principal underwriter of the Policy pursuant to a Service Agreement between MMLISI and MML Bay State. MMLISI is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

MML Bay State sells the Policy through individuals who are licensed as life insurance agents for MML Bay State, and are also registered representatives of MMLISI or of broker-dealers who have entered into written sales agreements with MMLISI.

When an application for a Policy is completed, it is submitted to MML Bay State. Under a service agreement between MML Bay State and MassMutual (described below under Service Agreement) MassMutual performs suitability and insurance underwriting and determines whether to accept or reject the application. If the application is not accepted, MML Bay State will refund any premium that has been paid.

Commission Schedule

Writing agents will receive commissions based on a commission schedule and rules. Some commissions are paid as a percentage of the premium payable in each Policy Year. The maximum commission percentages are as follows:

For Policy Year 1, 50% for basic premium and 2% for amount paid above basic premium; for Policy Years 2 through 5, 6% of basic premium and 2% for amounts paid above basic premium; for Policy Years 6 and 7, 5% of basic premium and 2% for amounts paid above basic premium; for Policy Years 8 through 10, 4% of basic premium and 2% for amounts above basic premium, and 2% for basic premium and amounts above basic premium for Policy Years 11 through 20. Thereafter, no premium-based commissions are paid.

Basic premium is an amount established by MML Bay State for the purposes of determining commissions payable on a Policy.

For Policy Years 2 through 20, writing agents will also receive a commission of 0.15% of the average monthly Account Value in each Policy Year. The 0.15% percentage drops to 0.05% for Policy Years 21 and later.

Agents under financing agreements with a general agent of MassMutual may be compensated differently. Agents who meet certain productivity and persistency standards in selling MML Bay State and MassMutual policies are eligible for additional compensation.

General agents and brokers receive commissions based on different schedules and rules.

Service Agreement

In addition to acting as an investment manager for the funds underlying the Divisions of the Separate Account, MassMutual performs certain investment and administrative duties for MML Bay State. MassMutual does this according to a written agreement. The agreement is automatically renewed each year, unless either party terminates it. Under this agreement, MML Bay State pays MassMutual for salary costs and other services and an amount for indirect costs incurred through MML Bay State's use of MassMutual's personnel and facilities.

Bonding Arrangement

An insurance company blanket bond is maintained providing $15,000,000 coverage for officers and employees of MassMutual and MML Bay State (subject to a $500,000 deductible) and $5,000,000 for MassMutual's general agents and agents (also subject to a $500,000 deductible).

Directors And Officers Of
MML Bay State

Directors:

Paul D. Adornato

     Director (since 1987), MML Bay State; Senior Vice President (since 1986), MassMutual; Director (1987-1991), MML Life Insurance Company; Director (since 1987), MML Pension Insurance Company.

Donald D. Cameron

     Director (since 1993) and Senior Vice President-Corporate Marketing (since
     1991), MML Bay State; Senior Vice President (since 1987), MassMutual.

Daniel J. Fitzgerald

     Director (since 1994, 1987-1993), President (1987-1990), President and Chief Executive Officer (1991-1993), MML Bay State; Executive Vice President (since 1994), Senior Vice President (1991-1994), Vice President and Controller (1986-1991), MassMutual; Director (since 1993), MassMutual Holding Company; Director (since 1994, 1987-1993), President (1987-1990) MML Life Insurance Company; Director (1987-1990), President (1987-1990), MML Insurance Agency Inc.; Director (1987-1990), Bay Colony of Arizona, Inc; Director (1987-1990), President (1987-1990) Bay Colony of Vermont, Inc.; Director (since 1994) Cornerstone Real Estate Advisors, Inc.; Director (since 1994), MML Investor Services, Inc.; Director (since 1994), MML Real Estate Corporation; Director (since 1994), MML Realty Management Corporation; Director (since 1994), MassMutual of Ireland, Inc.; Director (1987-1990), President (1987-1990) Mass Life Insurance Company of New York.

Arthur Foresi

     Director (since 1994), MML Bay State; Vice President (since 1991), Second Vice President (1987-1991) MassMutual.

Gary T. Huffman

     Director (since 1994), MML Bay State; Senior Vice President (since 1994) MassMutual; General Agent (1981-1994) for MassMutual; Director and Chief Executive Officer (since 1994), MML Investor Services, Inc.

Douglas J. Jangraw

     Director (since 1992), MML Bay State; Second Vice President and Actuary (since 1982), MassMutual.

Isadore Jermyn

     President (1990-1991), Chief Executive Officer and President, Chief Executive Officer and Chairman (since 1993), MML Bay State; Vice President and Actuary (since 1987), MassMutual; Director (1990-1991), MML Life Insurance Company; Director (since 1990) and Chairman and President (since
     1993), MML Pension Insurance Company; Director (since 1992), MML Investors Services, Inc.; Director (since 1992), MML Insurance Agency, Inc.; Director (since 1993), MML Insurance Agency of Ohio, Inc.; Director (since 1994), Cornerstone Real Estate Advisers, Inc.

John J. Libera, Jr.

     Director (since 1991), MML Bay State; Senior Vice President (since 1987), MassMutual; Director (1987-1990), MML Life Insurance Company; Director (since 1991, 1987-1990), MML Pension Insurance Company.

William T. McElmurray

     Director (since 1991), MML Bay State; Director Senior Vice President (since
     1991), Vice President (1979-1991), MassMutual; Director (since 1991), MML Pension Insurance Company.

Stuart H. Reese

     Director (since 1994), MML Bay State; Senior Vice President (since 1993), MassMutual; President (since 1993) MML Series Investment Funds and (since
     1994) MassMutual Institutional Funds; Executive Vice President (since 1993) MassMutual Corporate Investors and MassMutual Participation Investors; Director (since 1994) MML Pension Insurance Company, MassMutual/Corporate Value Partners Ltd., and MassMutual Carlson CBO N.V.

Jeanne M. Stamant

     Director (since 1990), MML Bay State; Vice President and Actuary (since
     1980), MassMutual; Director (1990-1991), MML Life Insurance Company; Director (since 1991), MML Pension Insurance Company.

Officers (other than Directors):

Allan B. Bixby

     Treasurer (since 1987), MML Bay State; Second Vice President and Treasurer (since 1981), MassMutual; Treasurer (1987-1991), MML Life Insurance Company; Treasurer (since 1987), MML Pension Insurance Company.

Yek Soan S. Cheng

     Vice President-Actuarial (since 1988), MML Bay State, Actuary (since 1986), Second Vice President (since 1987), MassMutual; Vice President-Actuarial (1988-1991), MML Life Insurance Company; Vice President-Actuarial (since
     1988), MML Pension Insurance Company.

William C. Fetherston, Jr.

     Vice President and General Auditor (since 1987), MML Bay State; Vice President and General Auditor (since 1985), MassMutual; Vice President and General Auditor (1987-1991), MML Life Insurance Company; Vice President and General Auditor (since 1987), MML Pension Insurance Company.

Thomas J. Finnegan, Jr.

     Secretary (since 1990), Director (1990-1991), MML Bay State; Vice President, Secretary and Associate General Counsel (since 1984), MassMutual.

Michael A. Macleod

     Vice President-Operations (since 1990), MML Bay State; Assistant Controller (since 1985), MassMutual; Vice President-Operations (1990-1991), MML Life Insurance Company; Vice President-Operations (since 1990), MML Pension Insurance Company.

Efrem Marder

     Vice President-Investments (since 1990), MML Bay State; Vice President and Managing Director (since 1989), MassMutual; Vice President-Investments (1990-1991), MML Life Insurance Company; Vice President-Investments (1990-
     1994), MML Pension Insurance Company.

John Miller, Jr.

     Second Vice President (since 1991), Comptroller (since 1987), MML Bay State; Second Vice President (since 1987), MassMutual; Comptroller (1987-
     1991), MML Life Insurance Company; Second Vice President (since 1991), Comptroller (since 1987), MML Pension Insurance Company.

Mary E. Wilson

     Vice President-Investments (since 1990), MML Bay State; Vice President and Managing Director (since 1991), Vice President (1990-1991), Second Vice President (1989-1990), MassMutual; Vice President-Investments (1990-1991), MML Life Insurance Company; Vice President-Investments (1990-1994), MML Pension Insurance Company; Senior Vice President (since 1993), Vice President (1991-1993), Second Vice President (1990-1991), MML Series Investment Fund; Vice President (since 1992), MassMutual Corporate Investors and (since 1991), MassMutual Participation Investors.

Legal Proceedings

We are not currently involved in any legal proceedings which would have a material impact on the Policy.

Experts

The financial statements of MML Bay State for the years ending December 31, 1994, 1993 and 1992 have been included herein in reliance upon the report of Coopers & Lybrand L.L.P, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Actuarial matters in the Prospectus have been examined by Yek Soan S. Cheng, FSA, MAAA. An opinion on actuarial matters is filed as an exhibit to the registration statements we filed with the SEC.

Financial Statements

The financial statements of MML Bay State included herein should be considered only as bearing upon the ability of MML Bay State to meet its obligations under the Policy.

No financial statements are included for the Separate Account because, as of the date of this Prospectus, the Divisions of the Separate Account offered by this Prospectus had not commenced operations and therefore had no assets or liabilities.

Report Of Independent Accountants

To the Board of Directors
MML Bay State Life Insurance Company

We have audited the statement of financial position of MML Bay State Life Insurance Company as of December 31, 1994 and 1993, and the related statements of income, changes in shareholder's equity, and cash flows for the years then ended December 31, 1994, 1993 and 1992. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of MML Bay State Life Insurance Company as of December 31, 1994 and 1993, and the results of its operations and its cash flows for the years ended December 31, 1994, 1993 and 1992, in conformity with generally accepted accounting principles.

As discussed in Note 3, the Company recorded a prior year adjustment through the Statement of Changes in Shareholder's Equity.

Springfield, Massachusetts

February 10, 1995

MML BAY STATE LIFE INSURANCE COMPANY

STATEMENT OF FINANCIAL POSITION

                                                    December 31,
                                                  1994        1993
                                               ----------  ----------
                                                   (In Thousands)
Assets:
Bonds........................................  $ 52,336.9  $ 27,833.2
Policy loans.................................     3,918.0     2,631.2
Cash and short-term investments..............       950.0       501.0
Investment and insurance amounts receivable..     1,245.3       894.6
Receivable from separate account.............    21,108.0    14,651.8
Receivable from parent.......................         0.0       776.8
Separate account assets......................   151,057.9   112,748.0
Other assets.................................        80.1        63.4
                                               ----------  ----------
Total assets.................................  $230,696.2  $160,100.0
                                               ==========  ==========
Liabilities:
Policyholders' reserves and funds............  $ 11,826.7  $  9,546.3
Policy claims and other benefits.............       166.0       381.8
Payable to parent............................     4,368.2         0.0
Federal income taxes.........................       803.2     1,713.5
Asset valuation reserve......................       106.8        63.5
Separate account reserves and liabilities....   149,092.7   110,951.3
Other liabilities............................     8,369.6     4,046.7
                                               ----------  ----------
Total liabilities............................   174,733.2   126,703.1
                                               ==========  ==========
Shareholder's equity:
Common stock, $200 par value
  25,000 shares authorized
  10,001 shares issued and outstanding.......     2,000.2     2,000.2
Paid-in capital and contributed surplus......    46,736.9    21,736.9
Surplus......................................     7,225.9     9,659.8
                                               ----------  ----------
Total shareholder's equity...................    55,963.0    33,396.9
                                               ----------  ----------
Total liabilities and shareholder's equity...  $230,696.2  $160,100.0
                                               ==========  ==========

                      See Notes to Financial Statements.

MML BAY STATE LIFE INSURANCE COMPANY

STATEMENT OF INCOME

                                                   Years Ended December 31,
                                             1994            1993        1992
                                           ---------       ---------   ---------
                                                       (In Thousands)
Revenue:
Premium income............................ $54,481.4       $43,469.2   $33,472.6
Net investment and other income...........   3,531.8         2,898.8     2,656.7
Expense allowance on reinsurance ceded....     132.4         3,776.2     2,944.4
                                           ---------       ---------   ---------
Total revenue.............................  58,145.6        50,144.2    39,073.7
                                           ---------       ---------   ---------
Disposition of revenue:
Policy benefits and payments..............   2,939.9         2,178.5     1,191.4
Addition to policyholders' reserves and
 funds....................................  30,422.1        27,192.4    21,815.1
Operating expenses........................  11,960.6         8,956.8     4,578.4
Commissions...............................  10,747.5         8,264.8     5,299.3
State taxes, licenses and fees............   1,405.1         1,603.4       718.1
                                           ---------       ---------   ---------
Total disposition of revenue..............  57,475.2        48,195.9    33,602.3
                                           ---------       ---------   ---------
Net gain from operations before federal
 income taxes.............................     670.4         1,948.3     5,471.4
Federal income taxes (benefit)............    (934.8)        1,283.1     2,352.3
                                           ---------       ---------   ---------
Net gain from operations..................   1,605.2           665.2     3,119.1
Net realized capital gain (loss)..........     (24.4)          (19.3)      346.3
                                           ---------       ---------   ---------
Net income................................ $ 1,580.8       $   645.9   $ 3,465.4
                                           =========       =========   =========

                      See Notes to Financial Statements.

MML BAY STATE LIFE INSURANCE COMPANY

STATEMENT OF CHANGES IN SHAREHOLDER'S EQUITY

                                                  Years Ended December 31,
                                                1994       1993         1992
                                             ---------   ---------   ---------
                                                       (In Thousands)
Shareholder's equity, beginning of year....  $33,396.9   $32,774.5   $29,224.6
                                             ---------   ---------   ---------
Increases (decrease) due to:
  Net income...............................    1,580.8       645.9     3,465.4
  Change in asset valuation reserve........      (43.3)      (29.4)      (34.1)
  Change in separate account surplus.......      108.6         5.9       110.9
    Change in investment reserves..........        0.0         0.0         7.7
    Surplus contribution...................   25,000.0         0.0         0.0
    Prior year adjustment..................   (4,101.5)        0.0         0.0
    Change in accounting for mortgage
     backed securities.....................       21.5         0.0         0.0
      Net increase.........................   22,566.1       622.4     3,549.9
                                             ---------   ---------   ---------
Shareholder's equity, end of year..........  $55,963.0   $33,396.9   $32,774.5
                                             =========   =========   =========

                      See Notes to Financial Statements.

MML BAY STATE LIFE INSURANCE COMPANY

STATEMENT OF CASH FLOWS

                                                                            Years Ended December 31,
                                                                          1994        1993        1992
                                                                        ---------   ---------   ---------
                                                                                 (In Thousands)
Operating activities:
Net income...........................................................   $ 1,580.8   $   645.9   $ 3,465.4
  Additions to policyholders' reserves and funds,
    net of transfers to separate accounts............................     2,064.6     2,001.9     1,474.2
  Net realized capital (gain) loss...................................        24.4        19.3      (346.3)
  Change in receivable from separate accounts........................    (6,456.2)   (6,148.2)   (3,687.1)
  Other changes......................................................     3,055.8     1,915.4       389.0
                                                                        ---------   ---------   ---------
  Net cash provided by (used in) operating activities................       269.4    (1,565.7)    1,295.2
                                                                        ---------   ---------   ---------
Investing activities:
  Loans and purchases of investments.................................    43,275.8    20,020.2    43,245.1
  Sales or maturities of investments and receipts
    from repayments of loans.........................................    18,455.4    20,711.1    40,326.4
                                                                        ---------   ---------   ---------
  Net cash (provided by) used in investing activities................    24,820.4      (690.9)    2,918.7
                                                                        ---------   ---------   ---------
Financing activity:
  Surplus contribution...............................................    25,000.0         0.0         0.0
                                                                        ---------   ---------   ---------
Increase (decrease) in cash and short-term
 investments.........................................................       449.0      (874.8)   (1,623.5)
Cash and short-term investments, beginning of year...................       501.0     1,375.8     2,999.3
                                                                        ---------   ---------   ---------
Cash and short-term investments, end of year.........................   $   950.0   $   501.0   $ 1,375.8
                                                                        =========   =========   =========


                      See Notes to Financial Statements.

Notes To Financial Statements

1. OPERATIONS

MML Bay State Life Insurance Company ("the Company") is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). The Company's insurance operation consists primarily of flexible and limited premium variable whole life insurance.

2. SUMMARY OF ACCOUNTING PRACTICES

The accompanying financial statements, except as to form, have been prepared in conformity with the practices of the National Association of Insurance Commissioners and the accounting practices prescribed by the Division of Insurance of the State of Missouri which are currently considered generally accepted accounting principles for stock life insurance subsidiaries of a mutual life insurance company.

The Financial Accounting Standards Board, which has no role in establishing regulatory accounting practices, issued Interpretation 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises, and Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts. The American Institute of Certified Public Accountants, which also has no role in establishing regulatory accounting practices, issued Statement of Position 95-1, Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises. These pronouncements will require mutual life insurance companies and their stock life insurance subsidiaries to modify their financial statements in order to continue in accordance with generally accepted accounting principles, effective for 1996 financial statements. The manner in which policy reserves, new business acquisition costs, asset valuations and related tax effects are recorded will change. Management has not determined the impact of such changes on the Company's Statements of Financial Position and Income.

The following is a description of the Company's current principal accounting policies and practices.

a. Investments

Bonds are valued in accordance with rules established by the National Association of Insurance Commissioners. Generally, bonds are valued at amortized cost. Premium and discount on bonds are amortized into investment income over the stated lives of the securities through December 31, 1994.

As promulgated by the National Association of Insurance Commissioners, the Company adopted the retrospective method of accounting for amortization of premium and discount on mortgage backed securities as of December 31, 1994. Prepayment assumptions for mortgage backed securities were obtained from a prepayment model, which factors in mortgage type, seasoning, coupon, current interest rate and the economic environment. The effect of this change, $21.5 thousand, is recorded as an increase to shareholder's equity.

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy. Short-term investments are stated at amortized cost, which approximates fair value.

In compliance with regulatory requirements, the Company maintains an Asset Valuation Reserve and an Interest Maintenance Reserve. The Asset Valuation Reserve stabilizes the shareholder's equity against declines in the value of bonds.

The Interest Maintenance Reserve captures after-tax realized capital gains and losses which result from changes in the overall level of interest rates for all types of fixed income investments, and amortizes these capital gains and losses into income over the remaining life of the investment sold. Net realized after-tax capital losses of $7.0 thousand in 1994 and net realized after-tax capital gains of $53.5 thousand and $359.1 thousand in 1993 and 1992, respectively, were charged to the Interest Maintenance Reserve. The gains credited for certain government securities were limited by regulation to 75 percent of the gains realized in 1993 and 50 percent of the gains realized in 1992. Amortization of the Interest Maintenance Reserve into net income amounted to $86.9 thousand in 1994, $99.8 thousand in 1993 and $49.7 thousand in 1992. The Interest Maintenance Reserve is included in other liabilities on the Statement of Financial Position.

Realized capital gains and losses, less taxes, not includable in the Interest Maintenance Reserve, are recognized in net income. Realized capital gains and losses are determined using the specific identification method. Unrealized capital gains and losses are included in shareholder's equity.

b. Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable life insurance policy holders. Assets, consisting of holdings in an open-end series investment fund affiliated with MassMutual, bonds, common stocks, and short-term investments, are reported at fair value. Separate account reserves and liabilities are determined based upon the performance of the related assets within the separate account. Premiums, benefits and expenses of the separate accounts are reported on the Statement of Income. The Company receives compensation for providing administrative services to the separate account and for assuming mortality and expense risks in connection with the policies. The Company had $1,965.3 thousand and $1,796.7 thousand of its assets invested in the separate account as of December 31, 1994 and 1993, respectively.

c. Policyholders' Reserves and Funds

Policyholders' reserves are developed using accepted actuarial methods computed principally on the net level premium and the Commissioners' Reserve Valuation Method bases using the 1958 and 1980 Commissioners' Standard Ordinary mortality tables with assumed interest rates ranging from 3.5 to 5.5 percent.

d. Premium and Related Expense Recognition

Premium revenue is recognized annually on the anniversary date of the policy. Commissions and other costs related to issuance of new policies, maintenance and settlement costs are charged to current operations.

e. Cash and Short-term Investments

For purposes of the Statement of Cash Flows, the Company considers all highly liquid short-term investments purchased with a maturity of three months or less to be cash equivalents.

3. RELATED PARTY TRANSACTIONS

Investment and administrative services are provided to the Company pursuant to a management services agreement with MassMutual. Service fees are accrued based upon estimated costs and are billed the following period, when actual costs are available. Fees incurred under the terms of this agreement were $7,762.9 thousand, $5,941.6 thousand and $2,926.8 thousand in 1994, 1993 and 1992, respectively.

The Company has reinsurance agreements with MassMutual in which MassMutual assumes specific plans of insurance on a coinsurance basis and on a yearly renewal term basis. Under terms of the agreements, the Company ceded premiums amounting to $26,115.1 thousand, $21,862.4 thousand and $19,593.9 thousand in 1994, 1993 and 1992, respectively. Additionally, the Company ceded administrative and insurance charges of $4,208.3 thousand in 1994, $1,845.0 thousand in 1993 and $875.0 thousand in 1992 for policies issued in those years. The Company received $8,434.7 thousand, $5,621.2 thousand and $2,944.4 thousand in 1994, 1993 and 1992, respectively, as commissions and an expense allowance. Reserves on all business ceded amounted to $5,833.5 thousand in 1994, which reduced policyholders' reserves and funds. The Company's separate investment accounts retain the assets applicable to variable life reserves of the policies reinsured under the agreement with MassMutual. Premium income and the expense allowance on reinsurance ceded differ from annual statement presentation.

A provision in the Company's coinsurance agreement with MassMutual requires surrender charge offsets to be included in the ceding provisions of the reinsurance contract with MassMutual. This surrender charge offset, inherent in the reserve calculations of the separate account liabilities, is considered funds which would be due to the general account of MassMutual if the life policies were surrendered. During 1993, this provision was incorrectly excluded from amounts recorded for the contract. The effect of correctly recording this provision was $4,101.5 thousand at December 31, 1993 and was recorded as an adjustment to shareholder's equity during 1994. The effect of this adjustment in 1994 was included in the expense allowance on reinsurance ceded and all related tax benefits were recorded in 1994 on the Statement of Income in accordance with the accounting practices of the National Association of Insurance Commissioners and the State of Missouri.

During 1994, MassMutual contributed additional paid in capital of $25,000.0 thousand to the Company.

4. FEDERAL INCOME TAXES

Provision for unpaid federal income taxes is based upon the Company's best estimate of its tax liability. The Internal Revenue Service has completed examining the Company's income tax returns through the year 1989, and is currently examining the years 1990 through 1992. The Company believes any adjustments resulting from such examinations will not materially affect its financial statements.

The Company intends to file its 1994 federal income tax return on a consolidated basis with MassMutual and MassMutual's other life and non-life affiliates. MassMutual and its affiliates, including the Company, are subject to a written tax allocation agreement which allocates tax liability in a manner permitted under Treasury regulations and provides that loss members shall be compensated for the use of their losses and credits by other members.

No deferred tax effect is recognized for temporary differences that may exist between financial reporting and taxable income. The Company made no federal tax payments in 1994. Federal tax payments were $2,696.5 thousand and $1,269.4 thousand in 1993 and 1992, respectively.

5. INVESTMENTS

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a. Bonds

The carrying value and estimated fair value of bonds are as follows:

                                                                         December 31, 1994
                                                                     -------------------------
                                                                        Gross      Gross      Estimated
                                                           Carrying   Unrealized  Unrealized    Fair
                                                            Value       Gains      Losses       Value
                                                          ----------  ----------  ----------  ----------
                                                                          (In Thousands)
U.S. Treasury Securities and Obligations of U.S.
  Government Corporations and Agencies                    $36,162.6   $     1.7   $   974.3   $35,190.0
Debt Securities issued by Foreign Governments                 494.4         0.0        68.6       425.8
Industrial securities                                      15,179.9         0.0       439.9    14,740.0
Utilities                                                     500.0         0.0         4.7       495.3
                                                          ---------   ---------   ---------   ---------
     TOTAL                                                $52,336.9   $     1.7   $ 1,487.5   $50,851.1

                                                                         December 31, 1993
                                                                     -------------------------
                                                                        Gross       Gross     Estimated
                                                           Carrying   Unrealized  Unrealized    Fair
                                                            Value       Gains       Losses      Value
                                                          ----------  ----------  ----------  ----------
                                                                          (In Thousands)
U.S. Treasury Securities Obligations of U.S.
  Government Corporations and Agencies                    $18,499.6   $   379.7   $    21.0   $18,858.3
Industrial securities                                       8,083.8       183.2        17.2     8,249.8
Utilities                                                   1,249.8         8.1         0.0     1,257.9
                                                          ---------   ---------   ---------   ---------
     TOTAL                                                $27,833.2   $   571.0   $    38.2   $28,366.0


The carrying value and estimated fair value of bonds at December 31, 1994 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties.


                                                                                       Estimated
                                                                            Carrying     Fair
                                                                             Value       Value
                                                                            ---------  ---------
                                                                         (In Thousands)
Due in one year or less                                                     $20,486.6  $20,229.0
Due after one year through five years                                        13,113.9   12,838.1
Due after five years                                                          7,749.6    7,368.5
                                                                            ---------  ---------
                                                                             41,350.1   40,435.6
Mortgage-backed securities, including securities guaranteed
  by the U.S. Government                                                     10,986.8   10,415.5
                                                                            ---------  ---------
    TOTAL                                                                   $52,336.9  $50,851.1

Proceeds from sales of investments in bonds were $17,742.4 thousand during 1994, $20,374.8 thousand during 1993 and $40,074.6 thousand during 1992. Gross capital gains of $44.5 thousand in 1994, $154.5 thousand in 1993 and $1,117.5 thousand in 1992 and gross capital losses of $52.3 thousand in 1994 and $42.5 thousand in 1993 were realized on those sales, a portion of which were included in the Interest Maintenance Reserve. The estimated fair value of non-publicly traded bonds is determined by the Company using a pricing matrix.

b. Other

It is not practicable to determine the fair value of policy loans which do not have a stated maturity.

6. LIQUIDITY

The withdrawal characteristics of the policyholders' reserves and funds, including separate accounts, and the invested assets which support them at December 31, 1994 are illustrated below:

                                                                         (In Thousands)
Total policyholders' reserves and funds and separate account liabilities    $160,919.3
Policy loans                                                                  (3,918.0)
                                                                             ---------
  Subject to discretionary withdrawal                                                  $157,001.3
                                                                                        ---------
Total invested assets, including separate investment account                $208,262.9
Policy loans and other invested assets                                        (3,918.0)
                                                                             ---------
  Readily marketable investments                                                       $204,344.9
                                                                                        ---------


7. RECLASSIFICATION

Certain 1993 and 1992 balances have been reclassified to conform to current year presentation.

8. AFFILIATED COMPANIES

The relationship of the Company and its parent and affiliated companies is illustrated below.

Parent
Massachusetts Mutual Life Insurance Company

Subsidiaries
MML Bay State Life Insurance Company
MassMutual Holding Company
MassMutual Holding Company Two, Inc.
MML Series Investment Fund
MassMutual Institutional Funds
Oppenheimer Value Stock Fund
Oppenheimer Investment Grade Bond Fund

  Subsidiaries of MassMutual Holding Company
  Concert Capital Management, Inc.
  Cornerstone Real Estate Advisors, Inc.
  MML Investors Services, Inc.
  MML Real Estate Corporation
  MML Realty Management Corporation
  Oppenheimer Acquisition Corporation
  MML Reinsurance (Bermuda) Ltd.
  MassMutual/Carlson CBO N.V.
  MassMutual Corporate Value Limited

     Subsidiaries of MassMutual Corporate Value Limited
     MassMutual Corporate Value Partners Limited

  Subsidiaries of MassMutual Holding Company Two, Inc.
  MassMutual Holding Company Two MSC, Inc.

     Subsidiaries of MassMutual Holding Company Two MSC, Inc.
     MML Pension Insurance Company
     MassMutual of Ireland, Limited
     Sloan's Lake Management Corporation

Affiliates

  MassMutual Corporate Investors
  MassMutual Participation Investors

Appendix A

Illustration Of Death Benefits, Cash Surrender Values And Accumulated Premiums

The following tables illustrate the way in which a Policy operates. They show how the Death Benefit and Cash Surrender Value could vary over an extended period of time, assuming the Funds experience hypothetical gross rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized), equivalent to constant gross annual rates of 0%, 6%, and 12%. The tables are based on annual premium of $1,200 for a nonsmoker male and female age 35 both issued standard based on full underwriting. Separate tables are shown for the current and guaranteed schedule of charges. These tables will assist in comparison of Death Benefits and Cash Surrender Values for the Policy with those under other variable life policies which may be issued by MML Bay State or other companies.

1. The illustration on page 43 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 1. The premium payment is $1,200 using a current schedule of charges.

2. The illustration on page 44 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 1. The premium payment is $1,200 using a guaranteed schedule of charges.

3. The illustration on page 45 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 2. The premium payment is $1,200 using a current schedule of charges.

4. The illustration on page 46 is for a Policy issued to a male nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 2. The premium payment is $1,200 using a guaranteed schedule of charges.

5. The illustration on page 47 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 1. The premium payment is $1,200 using a current schedule of charges.

6. The illustration on page 48 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 1. The premium payment is $1,200 using a guaranteed schedule of charges.

7. The illustration on page 49 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 2. The premium payment is $1,200 using a current schedule of charges.

8. The illustration on page 50 is for a Policy issued to a female nonsmoker age 35 for a Selected Face Amount of $100,000 using Death Benefit Option 2. The premium payment is $1,200 using a guaranteed schedule of charges.

The Death Benefits and Cash Surrender Values for a Policy would be different from the amount shown if the rates of return averaged 0%, 6%, and 12% over a period of years but varied above and below that average in individual Policy Years. They would differ if any Policy loan were made during the period of time illustrated. They would also be different depending upon the allocation of investment value to each Division. They would also be different depending upon the allocation of investment value to each Division, if the rates of return for all the Funds averaged 0%, 6%, and 12% but varied above or below that average for particular Funds.

The Death Benefits and Cash Surrender Values should, in illustrations 1, 3, 5 and 7, reflect the following current charges:

1. Administrative Charges equal to $6.00 per Policy charge for nonqualified policies.

2. Cost of Insurance Charge, based on the current rates being charged by the Company for standard, fully underwritten risks.

3. Mortality and Expense Risk Charge, which is equal to .55% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4. Fund level expenses of .67% on an annual basis, of the net assets value of the Fund shares held by the Separate Account. These fund level expenses represent the unweighted average of all fund expenses.

The Death Benefits and Cash Surrender Values show in illustrations 2, 4, 6 and 8 reflect these guaranteed maximum charge*:

1. Administrative Charges equal to $9.00 per Policy.

2. Cost of Insurance Charge based on 1980 CSO Mortality Table.

3. Mortality and Expense Risk Charge, which is equal to .90% on an annual basis, of the net asset value of the Fund shares held by the Separate Account.

4. Fund level expenses of .74% on an annual basis, of the net assets value of the Fund shares held by the Separate Account. These fund level expenses represent the unweighted average of all fund expenses. *The Oppenheimer Trust does not have a guaranteed maximum for Fund expenses; therefore, this figure assumes the current charges for the Oppenheimer Trust.

Cash Surrender Values shown in the tables reflect the deduction of the applicable Administrative Surrender Charge (during the first 15 Policy Years) and the applicable Sales Load Surrender Charge (also during the first 15 Policy Years.) Taking into account the current Mortality and Expense Risk Charge and the Fund level expenses, the effect is that for gross annual rates of return of 0%, 6%, and 12%, the actual rate of return would be -1.241, 4.685 and 10.611% respectively.

MassMutual has agreed to bear the expenses of the Funds(other than the management fee, interest taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net assets value of each MML Fund through April 30, 1996.

Currently no charge is made against the Separate Account for federal income taxes but the Company reserves the right to charge the Separate Account for federal income taxes attributable to the Separate Account if such taxes are imposed in the future.

The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest after taxes of 5% per year, compounded annually.

The tables are based on the assumptions that the Policyowner has not requested an increase or decrease in the Selected Face Amount, that no Policy loans have been made, and no transaction charges have been incurred, and that the entire Account Value under the Policy is allocated to the Funds.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 1
$1,200 Annual Premium
Using Current Schedule of Charges


                                         Death Benefit                                  Cash Surrender Value
                Premiums           Assuming Hypothetical Gross                       Assuming Hypothetical Gross
End Of        Accumulated          Annual Investment Return of                       Annual Investment Return of
Policy       at 5% Interest        ---------------------------                       ---------------------------
 Year           Per Year         0%            6%               12%              0%              6%              12%
------       --------------    -------      -------           -------         -------         -------          -------
1               $  1,260      $100,000     $100,000        $  100,000        $   148.36     $    209.50     $      270.78
2                  2,583       100,000      100,000           100,000            995.34        1,174.59          1,361.37
3                  3,972       100,000      100,000           100,000          1,848.34        2,204.36          2,590.13
4                  5,431       100,000      100,000           100,000          2,704.68        3,297.81          3,966.36
5                  6,982       100,000      100,000           100,000          3,540.80        4,433.30          5,480.01
6                  8,570       100,000      100,000           100,000          4,448.83        5,704.81          7,238.03
7                 10,259       100,000      100,000           100,000          5,342.98        7,028.70          9,171.26
8                 12,032       100,000      100,000           100,000          6,214.52        8,398.24         11,289.18
9                 13,893       100,000      100,000           100,000          7,062.95        9,815.22         13,611.73
10                15,848       100,000      100,000           100,000          7,887.85       11,281.51         16,161.19
15                27,189       100,000      100,000           100,000         11,492.82       19,280.36         33,143.33
20                41,663       100,000      100,000           142,696.69      14,236.10       28,695.54         60,464.70
25                60,136       100,000      100,000           213,307.52      16,481.76       40,544.99        104,562.51
30                83,713       100,000      100,000           311,186.65      17,135.63       54,808.93        173,847.29
35               113,804       100,000      113,586.69        444,791.08      15,301.17       71,890.31        281,513.34
40               152,208       100,000      130,869.80        639,201.68       9,274.71       91,517.20        446,994.18
45               201,222             0      148,940.44        915,176.99              0      113,694.88        698,608.39
50               263,778             0      170,016.65      1,323,368.59              0      138,224.92      1,075,909.42

                                  End Of                Account Value Assuming Hypothetical Gross
                                Policy Year                    Annual Investment Return of
                                -----------            --------------------------------------------
                                                             0%              6%             12%
                                                          -------         -------         -------
                                    1                  $    914.38      $   975.52       $ 1,036.80
                                    2                     1,809.36        1,988.61         2,175.39
                                    3                     2,685.28        3,041.30         3,427.07
                                    4                     3,541.62        4,134.75         4,803.30
                                    5                     4,377.74        5,270.24         6,316.95
                                    6                     5,194.12        6,450.10         7,983.32
                                    7                     5,988.27        7,673.99         9,816.55
                                    8                     6,759.81        8,943.53        11,834.47
                                    9                     7,508.24       10,260.51        14,057.02
                                    10                    8,233.14       11,626.80        16,506.48
                                    15                   11,501.24       19,288.78        33,151.75

For years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFITS AND CASH SURRENDER VALUES FOR A POLICY WOULD BE DIFFERENT FROM THE AMOUNTS SHOWN IF THE RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE IN INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT, DEPENDING ON THE ALLOCATION OF INVESTMENT VALUE TO EACH DIVISION OF THE SEPARATE ACCOUNT, IF THE RATES OF RETURN OVER ALL DIVISIONS AVERAGED 0%, 6% OR 12% BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. THEY WOULD ALSO DIFFER IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MML BAY STATE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 1
Using Guaranteed Schedule Of Charges


                                         Death Benefit                               Cash Surrender Value
                Premiums           Assuming Hypothetical Gross                    Assuming Hypothetical Gross
End Of        Accumulated          Annual Investment Return of                    Annual Investment Return of
Policy       at 5% Interest        ---------------------------                    ---------------------------
 Year           Per Year         0%            6%             12%                0%             6%             12%
------       --------------    -------      -------         -------           -------        -------         -------
1               $  1,260      $100,000     $100,000        $  100,000       $    94.69     $   153.98      $    213.42
2                  2,583       100,000      100,000           100,000           887.09       1,058.97         1,238.18
3                  3,972       100,000      100,000           100,000         1,681.77       2,020.65         2,388.13
4                  5,431       100,000      100,000           100,000         2,476.14       3,037.55         3,670.78
5                  6,982       100,000      100,000           100,000         3,245.91       4,086.52         5,072.95
6                  8,570       100,000      100,000           100,000         4,082.33       5,259.91         6,698.19
7                 10,259       100,000      100,000           100,000         4,899.87       6,473.40         8,474.51
8                 12,032       100,000      100,000           100,000         5,690.81       7,720.55        10,409.12
9                 13,893       100,000      100,000           100,000         6,452.96       9,000.47        12,516.53
10                15,848       100,000      100,000           100,000         7,187.05      10,315.18        14,815.75
15                27,189       100,000      100,000           100,000         8,449.16      17,233.26        29,764.03
20                41,663       100,000      100,000           125,004.60      9,052.58      24,632.08        52,968.05
25                60,136       100,000      100,000           179,984.65     10,204.00      32,570.25        88,227.77
30                83,713       100,000      100,000           251,550.94     11,861.08      40,674.09       140,531.25
35               113,804             0      100,000           341,427.75     11,865.20      48,131.31       216,093.51
40               152,208             0      100,000           460,714.17      9,191.44      53,552.55       322,177.74
45               201,222             0      100,000           609,877.50      1,535.20      53,336.97       465,555.34
50               263,778             0      100,000           804,490.01             0      36,889.72       654,056.92

                                  End Of                Account Value Assuming Hypothetical Gross
                                Policy Year                    Annual Investment Return of
                                -----------            --------------------------------------------
                                                             0%               6%            12%
                                                          -------          -------        -------
                                    1                   $   860.71       $   920.00      $   979.44
                                    2                     1,701.11         1,872.99        2,052.20
                                    3                     2,518.71         2,857.59        3,225.07
                                    4                     3,313.08         3,874.49        4,507.72
                                    5                     4,082.85         4,923.46        5,909.89
                                    6                     4,827.62         6,005.20        7,443.48
                                    7                     5,545.16         7,118.69        9,119.80
                                    8                     6,236.10         8,265.84       10,954.41
                                    9                     6,898.25         9,445.76       12,961.82
                                    10                    7,532.34        10,660.47       15,161.04
                                    15                   10,212.42        17,241.68       29,772.75

For policy years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 2
$1,200 Annual Premium
Using Current Schedule Of Charges


                                         Death Benefit                               Cash Surrender Value
                Premiums           Assuming Hypothetical Gross                    Assuming Hypothetical Gross
End Of        Accumulated          Annual Investment Return of                    Annual Investment Return of
Policy       at 5% Interest        ---------------------------                    ---------------------------
 Year           Per Year         0%            6%             12%                0%             6%             12%
------       --------------    -------      -------         -------           -------        -------         -------
1               $  1,260     $100,912.72   $100,973.77    $101,034.94       $   146.70     $   207.75     $      268.92
2                  2,583      101,804.50    101,983.25     102,169.50           990.48       1,169.23          1,355.48
3                  3,972      102,675.59    103,030.12     103,414.31         1,838.65       2,193.18          2,577.37
4                  5,431      103,525.16    104,115.05     104,779.93         2,688.22       3,278.11          3,942.99
5                  6,982      104,352.52    105,238.85     106,275.36         3,515.58       4,401.91          5,441.42
6                  8,570      105,158.05    106,403.45     107,923.61         4,412.76       5,658.16          7,178.32
7                 10,259      105,938.92    107,607.59     109,728.10         5,293.63       6,962.30          9,082.81
8                 12,032      106,694.36    108,852.05     111,707.75         6,149.07       8,306.76         11,162.46
9                 13,893      107,423.84    110,137.85     113,890.16         6,978.55       9,692.56         13,434.87
10                15,848      108,126.59    111,465.83     116,264.76         7,781.30      11,120.54         15,919.47
15                27,189      111,228.89    118,787.74     132,225.57        11,220.47      18,779.32         32,217.15
20                41,663      113,699.20    127,481.51     158,078.68        13,699.20      27,481.51         58,078.68
25                60,136      115,522.51    137,882.11     204,714.22        15,522.51      37,882.11        100,350.11
30                83,713      115,417.02    148,888.93     299,227.62        15,417.02      48,888.93        167,166.27
35               113,804      112,396.27    159,394.33     428,233.61        12,396.27      59,394.33        271,033.93
40               152,208      104,938.32    167,321.49     615,992.59         4,938.32      67,321.49        430,764.05
45               201,222               0    169,011.34     882,732.44                0      69,011.34        676,841.56
50               263,778               0    158,134.40     277,767.64                0      58,134.40      1,038,835.48

                                  End Of                Account Value Assuming Hypothetical Gross
                                Policy Year                    Annual Investment Return of
                                -----------            --------------------------------------------
                                                             0%               6%            12%
                                                          -------          -------        -------
                                    1                   $   912.72       $   973.77      $ 1,034.94
                                    2                     1,804.50         1,983.25        2,169.50
                                    3                     2,675.59         3,030.12        3,414.31
                                    4                     3,525.16         4,115.05        4,779.93
                                    5                     4,352.52         5,238.85        6,278.36
                                    6                     5,158.05         6,403.45        7,923.61
                                    7                     5,293.63         7,607.59        9,728.10
                                    8                     6,149.07         8,852.05       11,707.75
                                    9                     6,978.55        10,137.85       13,880.16
                                    10                    7,781.30        11,465.83       16,264.76
                                    15                   11,220.47        18,787.74       32,225.57

For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Male, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 2
$1,200 Annual Premium
Using Guaranteed Schedule Of Charges


                                         Death Benefit                               Cash Surrender Value
                Premiums           Assuming Hypothetical Gross                    Assuming Hypothetical Gross
End Of        Accumulated          Annual Investment Return of                    Annual Investment Return of
Policy       at 5% Interest        ---------------------------                    ---------------------------
 Year           Per Year         0%             6%            12%                0%             6%            12%
------       --------------    -------       -------        -------           -------        -------        -------
1               $  1,260     $100,859.04   $100,918.22    $100,977.55       $    93.02     $   152.20     $    211.53
2                  2,583      101,696.15    101,867.51     102,046.18           882.13       1,053.49        1,232.16
3                  3,972      102,508.86    102,846.27     103,212.11         1,671.92       2,009.33        2,375.17
4                  5,431      103,296.49    103,854.64     104,484.13         2,459.55       3,017.70        3,647.19
5                  6,982      104,057.42    104,891.80     105,870.86         3,220.48       4,054.86        5,033.92
6                  8,570      104,791.13    105,958.00     107,383.00         4,045.84       5,212.71        6,637.71
7                 10,259      105,495.09    107,051.42     109,030.14         4,849.80       6,406.13        8,384.85
8                 12,032      106,169.80    108,173.22     110,826.13         5,624.51       7,627.93       10,280.84
9                 13,893      106,812.75    109,321.56     112,782.91         6,367.46       8,876.27       12,337.62
10                15,848      107,424.45    110,497.57     114,916.80         7,079.16      10,152.28       14,571.51
15                27,189      109,932.19    116,726.48     128,822.11         9,923.77      16,718.06       28,813.69
20                41,663      111,265.50    123,288.51     150,124.92        11,265.50      23,288.51       50,124.92
25                60,136      110,732.55    129,359.93     182,407.58        10,732.55      29,359.93       82,407.58
30                83,713      107,289.69    133,466.56     234,426.65         7,289.69      33,466.56      130,964.61
35               113,804               0    132,650.31     318,986.45                0      32,650.31      201,890.16
40               152,208               0    121,781.66     431,286.88                0      21,781.66      301,599.22
45               201,222               0             0     571,992.03                0              0      436,635.14
50               263,778               0             0     756,131.97                0              0      614,741.44

              End Of                Account Value Assuming Hypothetical Gross
            Policy Year                    Annual Investment Return of
            -----------             -------------------------------------------
                                         0%               6%             12%
                                      -------          -------         -------
                1                    $  859.04        $   918.22     $   977.55
                2                     1,696.15          1,867.51       2,046.18
                3                     2,508.86          2,846.27       3,212.11
                4                     3,296.49          3,854.64       4,484.13
                5                     4,057.42          4,891.80       5,870.86
                6                     4,791.13          5,958.00       7,383.00
                7                     5,495.09          7,051.42       9,030.14
                8                     6,169.80          8,173.22      10,826.13
                9                     6,812.75          9,321.56      12,782.91
                10                    7,424.45         10,497.57      14,916.80
                15                    9,932.19         16,726.48      28,822.11

For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 1
$1,200 Annual Premium
Using Current Schedule Of Charges



                                         Death Benefit                               Cash Surrender Value
                Premiums           Assuming Hypothetical Gross                    Assuming Hypothetical Gross
End Of        Accumulated          Annual Investment Return of                    Annual Investment Return of
Policy       at 5% Interest        ---------------------------                    ---------------------------
 Year           Per Year         0%            6%             12%                0%             6%            12%
------       --------------    -------      -------         -------           -------        -------        -------
1               $  1,260     $100,000     $100,000       $  100,000         $   195.69     $    257.27   $      319.01
2                  2,583      100,000      100,000          100,000           1,056.15        1,237.17        1,425.71
3                  3,972      100,000      100,000          100,000           1,939.19        2,299.07        2,688.93
4                  5,431      100,000      100,000          100,000           2,806.56        3,406.47        4,082.50
5                  6,982      100,000      100,000          100,000           3,651.66        4,554.49        5,613.18
6                  8,570      100,000      100,000          100,000           4,566.59        5,837.20        7,388.02
7                 10,259      100,000      100,000          100,000           5,472.24        7,177.49        9,344.55
8                 12,032      100,000      100,000          100,000           6,359.64        8,568.73       11,492.76
9                 13,893      100,000      100,000          100,000           7,228.25       10,012.88       13,853.10
10                15,848      100,000      100,000          100,000           8,078.43       11,512.86       16,449.25
15                27,189      100,000      100,000          105,241.19       11,900.81       19,802.05       33,832.44
20                41,663      100,000      100,000          165,231.27       15,170.31       29,910.19       61,884.37
25                60,136      100,000      100,000          247,330.18       18,221.03       42,850.23      107,534.86
30                83,713      100,000      116,782.93       359,137.11       20,393.31       58,684.89      180,470.91
35               113,804      100,000      135,251.33       516,073.59       21,417.06       77,730.65      296,594.02
40               152,208      100,000      153,620.48       734,651.32       20,569.98      100,405.54      480,164.26
45               201,222      100,000      174,705.24     1,055,918.14       15,737.57      126,598.00      765,158.07
50               263,778      100,000      196,681.99     1,512,223.91        2,172.90      156,096.82    1,200,177.71

                                  End Of                Account Value Assuming Hypothetical Gross
                                Policy Year                    Annual Investment Return of
                                -----------            --------------------------------------------
                                                             0%               6%            12%
                                                          -------          -------        -------
                                    1                    $   929.15       $   990.73     $ 1,052.47
                                    2                      1,837.61         2,018.63       2,207.17
                                    3                      2,725.81         3,085.69       3,475.55
                                    4                      3,593.18         4,193.09       4,869.12
                                    5                      4,438.28         5,341.11       6,399.80
                                    6                      5,261.56         6,532.17       8,082.99
                                    7                      6,067.21         7,772.46       9,939.52
                                    8                      6,854.61         9,063.70      11,987.73
                                    9                      7,623.22        10,407.85      14,248.07
                                    10                     8,373.40        11,807.83      16,744.22
                                    15                    11,907.98        19,809.22      33,839.61

For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFITS AND CASH SURRENDER VALUES FOR A POLICY WOULD BE DIFFERENT FROM THE AMOUNTS SHOWN IF THE RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE IN INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT, DEPENDING ON THE ALLOCATION OF INVESTMENT VALUE TO EACH DIVISION OF THE SEPARATE ACCOUNT, IF THE RATES OF RETURN OVER ALL DIVISIONS AVERAGED 0%, 6% OR 12% BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL DIVISIONS. THEY WOULD ALSO DIFFER IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY MML BAY STATE OR THE TRUST THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 1
$1,200 Annual Premium
Using Guaranteed Schedule Of Charges



                                         Death Benefit                               Cash Surrender Value
                Premiums           Assuming Hypothetical Gross                    Assuming Hypothetical Gross
End Of        Accumulated          Annual Investment Return of                    Annual Investment Return of
Policy       at 5% Interest        ---------------------------                    ---------------------------
 Year           Per Year         0%            6%             12%                0%             6%            12%
------       --------------    -------      -------         -------           -------        -------        -------
1               $  1,260     $100,000     $100,000        $100,000          $   148.82     $   208.83    $    268.92
2                  2,583      100,000      100,000         100,000              961.32       1,135.85       1,317.74
3                  3,972      100,000      100,000         100,000            1,793.42       2,138.14       2,511.74
4                  5,431      100,000      100,000         100,000            2,607.00       3,178.66       3,823.15
5                  6,982      100,000      100,000         100,000            3,395.54       4,252.08       5,256.81
6                  8,570      100,000      100,000         100,000            4,250.33       5,450.85       6,916.51
7                 10,259      100,000      100,000         100,000            5,085.85       6,690.70       8,730.54
8                 12,032      100,000      100,000         100,000            5,894.39       7,965.14      10,706.50
9                 13,893      100,000      100,000         100,000            6,676.60       9,276.18      12,861.94
10                15,848      100,000      100,000         100,000            7,433.04      10,625.94      15,216.48
15                27,189      100,000      100,000         100,000           10,597.80      17,786.31      30,576.64
20                41,663      100,000      100,000         145,150.41        12,676.88      25,779.44      54,363.45
25                60,136      100,000      100,000         208,818.08        13,730.97      35,033.06      90,790.47
30                83,713      100,000      100,000         291,034.24        13,413.08      45,819.25     146,248.36
35               113,804      100,000      101,109.66      397,798.99        10,375.36      58,109.00     228,620.11
40               152,208      100,000      109,783.93      534,195.64         2,532.76      71,754.20     349,147.48
45               201,222            0      117,666.72      713,579.05                0      85,265.74     517,086.27
50               263,778            0      123,403.64      937,693.11                0      97,939.40     744,200.88

              End Of                 Account Value Assuming Hypothetical Gross
            Policy Year                     Annual Investment Return of
            -----------             --------------------------------------------
                                          0%              6%             12%
                                       -------         -------         -------
                1                    $    882.28      $   942.29      $ 1,002.38
                2                       1,742.78        1,917.31        2,049.20
                3                       2,580.04        2,924.76        3,298.36
                4                       3,393.62        3,965.28        4,609.77
                5                       4,182.16        5,038.70        6,043.43
                6                       4,945.30        6,145.82        7,611.48
                7                       5,680.82        7,285.67        9,325.51
                8                       6,389.36        8,460.11       11,201.47
                9                       7,071.57        9,671.15       13,256.91
                10                      7,728.01       10,920.91       15,511.45
                15                     10,604.97       17,793.48       30,583.81

For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 2
$1,200 Annual Premium
Using Current Schedule Of Charges


                                         Death Benefit                               Cash Surrender Value
                Premiums           Assuming Hypothetical Gross                    Assuming Hypothetical Gross
End Of        Accumulated          Annual Investment Return of                    Annual Investment Return of
Policy       at 5% Interest        ---------------------------                    ---------------------------
 Year           Per Year         0%            6%             12%                0%             6%            12%
------       --------------    -------      -------         -------           -------        -------        -------
1               $  1,260     $100,927.64   $100,989.14    $  101,050.79     $   194.18    $    255.68   $      317.33
2                  2,583      101,833.19    102,013.76       102,201.89       1,051.73       1,232.30        1,420.43
3                  3,972      102,716.81    103,075.38       103,463.83       1,930.19       2,288.76        2,677.21
4                  5,431      103,577.80    104,174.76       104,847.43       2,791.18       3,388.14        4,060.81
5                  6,982      104,414.52    105,311.70       106,363.58       3,627.90       4,525.08        5,576.96
6                  8,570      105,227.17    106,487.87       108,026.25       4,532.20       5,792.90        7,331.28
7                 10,259      106,020.07    107,709.30       109,855.36       5,425.10       7,114.33        9,260.39
8                 12,032      106,792.41    108,977.01       111,867.56       6,297.44       8,482.04       11,372.59
9                 13,893      107,543.47    110,292.32       114,081.33       7,148.50       9,897.35       13,686.36
10                15,848      108,273.51    111,657.35       116,518.04       7,978.54      11,362.38       16,223.07
15                27,189      111,671.50    119,373.09       133,034.87      11,664.33      19,365.92       33,027.10
20                41,663      114,742.92    128,941.04       160,871.61      14,742.92      28,941.04       60,251.54
25                60,136      117,502.83    140,863.21       241,263.54      17,502.83      40,863.21      104,897.19
30                83,713      119,167.09    154,801.08       350,722.20      19,167.09      54,801.08      176,242.31
35               113,804      119,374.10    170,789.79       504,341.84      19,374.10      70,789.79      289,851.63
40               152,208      117,246.36    188,269.11       718,329.37      17,246.36      88,269.11      469,496.32
45               201,222      110,476.82    204,845.46     1,032,980.62      10,476.82     104,845.46      748,536.68
50               263,778               0    215,528.01     1,480,331.16              0     115,528.01    1,174,866.00

                                  End Of                Account Value Assuming Hypothetical Gross
                                Policy Year                    Annual Investment Return of
                                -----------            --------------------------------------------
                                                              0%               6%             12%
                                                           -------          -------         -------
                                    1                   $     927.64      $   989.14      $ 1,050.79
                                    2                       1,833.19        2,013.76        2,201.89
                                    3                       2,716.81        3,075.38        3,463.83
                                    4                       3,577.80        4,174.76        4,847.43
                                    5                       4,414.52        5,311.70        6,363.58
                                    6                       5,227.17        6,487.87        8,026.25
                                    7                       6,020.07        7,709.30        9,855.36
                                    8                       6,792.41        8,977.01       11,867.56
                                    9                       7,543.47       10,292.32       14,081.33
                                    10                      8,273.51       11,657.35       16,518.04
                                    15                     11,671.50       19,373.09       33,034.87

For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

FLEXIBLE PREMIUM VARIABLE WHOLE LIFE INSURANCE POLICY

Female, Issue Age 35, Nonsmoker
$100,000 Selected Face Amount,
Death Benefit Option 2
$1,200 Annual Premium
Using Guaranteed Schedule Of Charges


                                         Death Benefit                               Cash Surrender Value
                Premiums           Assuming Hypothetical Gross                    Assuming Hypothetical Gross
End Of        Accumulated          Annual Investment Return of                    Annual Investment Return of
Policy       at 5% Interest        ---------------------------                    ---------------------------
 Year           Per Year         0%            6%             12%                0%             6%            12%
------       --------------    -------      -------         -------           -------        -------        -------
1               $  1,260     $100,880.79   $100,940.68    $101,000.72       $   147.33    $   207.22    $    267.26
2                  2,583      101,738.37    101,912.41     102,093.84           956.91      1,130.95       1,312.38
3                  3,972      102,571.21    102,914.57     103,286.77         1,784.59      2,127.95       2,500.15
4                  5,431      103,378.64    103,947.34     104,588.53         2,592.02      3,160.72       3,801.91
5                  6,982      104,159.05    105,009.95     106,008.05         3,372.43      4,223.33       5,221.43
6                  8,570      104,911.93    106,102.70     107,556.29         4,216.96      5,407.73       6,861.32
7                 10,259      105,634.75    107,223.80     109,243.22         5,039.78      6,628.83       8,648.25
8                 12,032      106,328.01    108,374.48     111,083.07         5,833.04      7,879.51      10,588.10
9                 13,893      106,992.18    109,555.99     113,091.33         6,597.21      9,161.02      12,696.36
10                15,848      107,627.73    110,769.66     115,285.10         7,332.76     10,474.69      14,990.13
15                27,189      110,349.26    117,324.01     129,718.80        10,342.09     17,316.84      29,711.63
20                41,663      112,149.16    124,594.33     152,228.40        12,149.16     24,594.33      52,228.40
25                60,136      112,772.07    132,362.95     200,796.05        12,772.07     32,362.95      87,302.63
30                83,713      111,824.60    140,208.36     280,404.73        11,824.60     40,208.36     140,906.90
35               113,804      107,902.12    146,380.82     383,778.02         7,902.12     46,380.82     220,562.08
40               152,208               0    148,311.82     515,899.20                0     48,311.82     337,189.02
45               201,222               0    138,686.50     689,863.86                0     38,686.50     499,901.35
50               263,778               0    105,848.02     907,771.28                0      5,848.02     720,453.40

                                  End Of                 Account Value Assuming Hypothetical Gross
                                Policy Year                     Annual Investment Return of
                                -----------             --------------------------------------------
                                                             0%               6%             12%
                                                          -------          -------         -------
                                    1                    $    880.79      $    940.68     $ 1,000.72
                                    2                       1,138.37         1,912.41       2,093.84
                                    3                       2,571.21         2,914.57       3,286.77
                                    4                       3,378.64         3,947.34       4,588.53
                                    5                       4,159.05         5,009.95       6,008.05
                                    6                       4,911.93         6,102.70       7,556.29
                                    7                       5,634.75         7,223.80       9,243.22
                                    8                       6,328.01         8,374.48      11,083.07
                                    9                       6,992.18         9,555.99      13,091.33
                                    10                      7,627.73        10,769.66      15,285.10
                                    15                     10,349.26        17,324.01      29,718.80

For Policy Years following Policy Year 15, Account Value equals Cash Surrender Value assuming no increase in Selected Face Amount.

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

                                  PROSPECTUS

                               DATED MAY 1, 1995

                          MML SERIES INVESTMENT FUND
                               1295 STATE STREET
                          SPRINGFIELD, MASSACHUSETTS
                                (413) 788-8411

MML Series Investment Fund (the "MML Trust") is a no-load, diversified, open-end management investment company having four separate series of shares (the "Funds"), each of which has different investment objectives and is designed to meet different investment needs.

THE FUNDS

MML EQUITY FUND - The investment objectives are primarily to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income and secondarily, depending upon business and economic conditions, to preserve capital. The Fund invests primarily in equity-type securities.

MML MONEY MARKET FUND - The investment objectives are to achieve high current income, the preservation of capital, and liquidity. The Fund invests in short-term debt instruments, including commercial paper, certificates of deposit, bankers' acceptances, and obligations of the United States, its agencies and instrumentalities. AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

MML MANAGED BOND FUND - The investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. The Fund invests primarily in investment grade, publicly-traded, fixed income securities.

MML BLEND FUND - The investment objective is to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital. The Fund invests in a portfolio of common stocks and other equity-type securities, bonds and other debt securities with maturities generally exceeding one year, and money market instruments and other debt securities with maturities not exceeding one year.

For further information about each Fund's investment objectives and policies, see "THE FUNDS" on page 8. There is no assurance that the investment objectives of the Funds will be realized.

This Prospectus sets forth concisely the information about MML Trust and the Funds that a prospective investor ought to know before investing. Certain additional information about MML Trust and the Funds is contained in a Statement of Additional Information dated May 1, 1995, which has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This additional information is available upon request and without charge. To obtain such information, please contact the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

This Prospectus should be retained for future reference for information about MML Trust and the Funds.


                       _________________________________

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                       _________________________________

TABLE OF CONTENTS                                                          Page
FINANCIAL HIGHLIGHTS.....................................................     2
MANAGEMENT DISCUSSION....................................................     5
GENERAL INFORMATION......................................................     8
THE FUNDS................................................................     8
INVESTMENT PRACTICES OF THE FUNDS AND RELATED RISKS......................    10
INVESTMENT RESTRICTIONS..................................................    13
INVESTMENT MANAGERS......................................................    13
CAPITAL SHARES...........................................................    14
NET ASSET VALUE..........................................................    15
SALE AND REDEMPTION OF SHARES............................................    15
TAX STATUS...............................................................    15
DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS................................    16
INVESTMENT PERFORMANCE...................................................    16
MANAGEMENT OF MML TRUST..................................................    16

I. FINANCIAL HIGHLIGHTS

The information in the following tables has been audited by Coopers & Lybrand L.L.P., independent accountants, whose report on the financial statements of the Funds is included in MML Trust's Annual Report and in its Statement of Additional Information. Further information about the performance of the Funds is contained in the Annual Report which may be obtained from MML Trust's Secretary without charge.

                                MML EQUITY FUND

Selected per share data for each series share outstanding throughout each year ended December 31:

                                    1994      1993*     1992      1991      1990      1989      1988      1987      1986      1985
                                    ----      -----     ----      ----      ----      ----      ----      ----      ----      ----
Net asset value:
 Beginning of year.............. $20.510   $19.862   $18.735   $15.659   $16.764   $14.929   $13.828   $15.591   $13.832   $11.749
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Income from investment
 operations:
Net investment income...........    .594      .524      .543      .563      .636      .694      .646      .525      .495      .551
Net realized and
 unrealized gain (loss)
 on investments.................    .248     1.365     1.420     3.440     (.722)    2.746     1.660     (.066)    2.174     2.792
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
 operations.....................    .842     1.889     1.963     4.003     (.086)    3.440     2.306      .459     2.669     3.343
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Less distributions:
Dividends from net
 investment income..............   (.594)    (.524)    (.543)    (.562)    (.665)    (.711)    (.639)    (.988)    (.412)    (.738)
Distribution from net
 realized gains.................   (.238)    (.717)    (.288)    (.365)    (.354)    (.894)    (.566)   (1.234)    (.498)    (.522)
Distribution in excess of
 net realized gains.............       -         -     (.005)        -         -         -         -         -         -         -
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total distributions.............   (.832)   (1.241)    (.836)    (.927)   (1.019)   (1.605)   (1.205)   (2.222)    (.910)   (1.260)
                                 -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value:
 End of year.................... $20.520   $20.510   $19.862   $18.735   $15.659   $16.764   $14.929   $13.828   $15.591   $13.832
                                 =======   =======   =======   =======   =======   =======   =======   =======   =======   =======
Total return....................    4.10%     9.52%    10.48%    25.56%    (.51)%    23.04%    16.68%     2.10%    20.15%    30.54%
Net assets (in millions):
 End of year.................... $ 820.8   $ 663.1   $ 490.6   $ 355.0   $ 235.4   $ 226.4   $ 172.8   $ 150.4   $ 141.5   $ 104.7
Ratio of expenses to
 average net assets.............     .43%      .44%      .46%      .48%      .49%      .50%      .50%      .51%      .52%      .55%
Ratio of net investment
 income to average net assets...    3.04%     3.23%     3.09%     3.43%     4.09%     4.30%     4.05%     3.44%     3.54%     4.49%
Portfolio turnover rate.........    9.99%    11.28%     9.07%     9.37%    13.50%    15.71%    15.97%    15.73%    14.73%    20.83%

*As of January 1, 1993, Concert Capital Management, Inc. became the Investment Sub-Adviser. See Investment Managers, page 13 for further information.

                             MML MONEY MARKET FUND

Selected per share data for each series share outstanding throughout each year ended December 31:

                                        1994     1993     1992     1991     1990     1989     1988     1987     1986     1985
                                        ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
Net asset value:
 Beginning of year..................  $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Income from investment operations:
Net investment income...............    .038     .027     .034     .059     .078     .088     .072     .063     .064     .078
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total from investment operations....    .038     .027     .034     .059     .078     .088     .072     .063     .064     .078
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Less distributions:
Dividends from net
 investment income..................   (.038)   (.027)   (.034)   (.059)   (.078)   (.088)   (.072)   (.063)   (.064)   (.078)
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total distributions.................   (.038)   (.027)   (.034)   (.059)   (.078)   (.088)   (.072)   (.063)   (.064)   (.078)
                                      ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value:
 End of year........................  $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000   $1.000
                                      ======   ======   ======   ======   ======   ======   ======   ======   ======   ======
Total return........................    3.84%    2.75%    3.48%    6.01%    8.12%    9.16%    7.39%    6.49%    6.60%    8.03%
Net assets (in millions):
 End of year........................  $ 91.8   $ 73.7   $ 84.6   $ 94.4   $114.6   $ 70.2   $ 66.4   $ 52.3   $ 33.5   $ 36.4
Ratio of expenses to
 average net assets.................     .55%     .54%     .53%     .52%     .54%     .54%     .55%     .57%     .57%     .59%
Ratio of net investment
 income to average net assets.......    3.81%    2.71%    3.42%    5.91%    7.80%    8.79%    7.20%    6.35%    6.44%    7.76%

                             MML MANAGED BOND FUND

Selected per share data for each series share outstanding throughout each year ended December 31:

                                     1994     1993      1992      1991     1990      1989      1988      1987      1986     1985
                                     ----     ----      ----      ----     ----      ----      ----      ----      ----     ----
Net asset value:
 Beginning of year................ $12.405  $12.041   $12.219   $11.318   $11.354   $10.919   $11.052   $12.541   $11.978  $11.160
                                   -------  -------   -------   -------   -------   -------   -------   -------   -------  -------
Income from investment operations:
Net investment income.............    .792     .785      .870      .903      .943      .918      .906      .969     1.061    1.227
Net realized and unrealized gain
  (loss) on investments and forward
  commitments.....................  (1.264)    .618      .001      .916     (.036)     .454     (.133)    (.673)     .597     .851
                                   -------  -------   -------   -------   -------   -------   -------   -------   -------  -------
Total from investment operations..   (.472)   1.403      .871     1.819      .907     1.372      .773      .296     1.658    2.078
                                   -------  -------   -------   -------   -------   -------   -------   -------   -------  -------
Less distributions:
Dividends from net
 investment income................   (.792)   (.784)    (.869)    (.902)    (.943)    (.918)    (.906)   (1.229)   (1.095)  (1.260)
Distribution from net realized
 gains............................       -    (.255)    (.158)    (.016)        -     (.019)        -     (.556)        -        -
Distribution in excess
 of net realized gains............       -        -     (.022)        -         -         -         -         -         -        -
                                   -------  -------   -------   -------   -------   -------   -------   -------   -------  -------
Total distributions...............   (.792)  (1.039)   (1.049)    (.918)    (.943)    (.937)    (.906)   (1.785)   (1.095)  (1.260)
                                   -------  -------   -------   -------   -------   -------   -------   -------   -------  -------
Net asset value:
 End of year...................... $11.141  $12.405   $12.041   $12.219   $11.318   $11.354   $10.919   $11.052   $12.541  $11.978
                                   =======  =======   =======   =======   =======   =======   =======   =======   =======  =======
Total return......................   (3.76%)  11.81%     7.31%    16.66%     8.38%    12.83%     7.13%     2.60%    14.46%   19.94%
Net assets (in millions):
 End of year...................... $ 121.2  $ 129.1   $  88.2   $  67.0   $  43.1   $  40.0   $  31.3   $  26.2   $  30.4  $  24.7
Ratio of expenses to
 average net assets...............     .52%     .54%      .56%      .57%      .57%      .59%      .61%      .60%      .60%     .62%*
Ratio of net investment
 income to average net assets.....    6.69%    6.37%     7.28%     7.96%     8.40%     8.35%     8.25%     8.24%     8.87%   10.73%*
Portfolio turnover rate...........   32.77%   58.81%    39.51%    61.85%    69.93%    64.77%    74.92%    55.60%   203.76%  154.48%

  *Computed after giving effect to the expense reduction in management fee by MassMutual. Without this reduction, (a) the ratio of expenses to average net assets would have been .65% for the year ended December 31, 1985, and (b) the ratio of net investment income to average net assets would have been 10.70% for the year ended December 31, 1985.

                                MML BLEND FUND

Selected per share data for each series share outstanding throughout each year ended December 31:

                                 1994       1993*      1992      1991      1990      1989      1988      1987      1986      1985
                               --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Net asset value:
 Beginning of year............ $ 18.305   $ 17.846   $ 17.307   $14.839   $15.428   $13.876   $13.095   $13.774   $12.244   $10.392
                               --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Income from investment
 operations:
Net investment income.........     .707       .655       .707      .736      .792      .823      .734      .624      .540      .608
Net realized and
 unrealized gain (loss)
 on investments and
 forward commitments..........    (.271)     1.057       .880     2.771     (.445)    1.921     1.000     (.148)    1.653     1.887
                               --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Total from investment
 operations...................     .436      1.712      1.587     3.507      .347     2.744     1.734      .476     2.193     2.495
                               --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Less distributions:
Dividends from net
 investment income............    (.707)     (.655)     (.707)    (.736)    (.811)    (.835)    (.728)    (.747)    (.560)    (.613)
Distribution from net
 realized gains...............    (.359)     (.598)     (.326)    (.303)    (.125)    (.357)    (.225)    (.408)    (.103)    (.030)
Distribution in excess of
 net realized gains...........    (.003)         -      (.015)        -         -         -         -         -         -         -
                               --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Total distributions...........   (1.069)    (1.253)    (1.048)   (1.039)    (.936)   (1.192)    (.953)   (1.155)    (.663)    (.643)
                               --------   --------   --------   -------   -------   -------   -------   -------   -------   -------
Net asset value:
 End of year.................. $ 17.672   $ 18.305   $ 17.846   $17.307   $14.839   $15.428   $13.876   $13.095   $13.774   $12.244
                               ========   ========   ========   =======   =======   =======   =======   =======   =======   =======
Total return..................     2.48%      9.70%      9.36%    24.00%     2.37%    19.96%    13.40%     3.12%    18.30%    24.88%

Net assets (in millions):
 End of year.................. $1,444.3   $1,296.5   $1,013.3   $ 797.0   $ 574.2   $ 524.3   $ 401.2   $ 346.1   $ 236.2   $  91.6
Ratio of expenses to
 average net assets...........      .39%       .40%       .41%      .42%      .44%      .45%      .46%      .48%      .51%      .57%
Ratio of net investment
 income to average net assets.     3.93%      3.60%      4.07%     4.54%     5.37%     5.57%     5.29%     4.77%     4.81%     6.29%
Portfolio turnover rate.......    26.59%     20.20%     25.43%    26.92%    24.55%    22.39%    25.70%    36.56%    58.75%    31.06%

  *As of January 1, 1993, Concert Capital Management, Inc. became the Investment Sub-Adviser. See Investment Managers page 13 for further information.

Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

II. MANAGEMENT DISCUSSION

A. ECONOMIC AND INVESTMENT ENVIRONMENT

The U.S. economy turned in a strong economic performance during 1994 with real Gross Domestic Product growth in the 3.5 to 4 percent range. The force behind the expansion continued to be the consumer, whose confidence rose early during the year and remained high throughout the period. This performance is especially impressive given that the growth occurred against a background of sharply rising interest rates and a Federal Reserve Board (``Fed'') determined to keep the economy from overheating. The Fed moved strongly during 1994, raising the discount rate 3 times and the Fed funds' target 6 times. Reflecting this tightening, yields on three month Treasury bills climbed more than 2.5 percent during the year.

One of the most notable economic statistics for 1994 was the growth in nonfarm payrolls. Approximately $3.5 million new additions were made to nonfarm payrolls throughout the year. This figure clearly benefited the consumer causing personal incomes to rise at a pace around 6 percent. Another strong point for the U.S. economy last year was the price picture which remained calm as the Consumer Price Index moved up at roughly a 2.7 percent pace. Housing starts remained high during 1994, despite an almost 2 percent increase in mortgage rates. Other bright spots last year included business investment, auto and truck sales, consumer durables and productivity in the manufacturing sector.

A notable drag on the economy was the performance of the trade deficit which widened during the year. Our strong economy, combined with slower than expected recoveries in other parts of the world, caused our net imports to rise. Another drag on the economy, as noted above, was the 1994 performance of interest rates. Three month Treasury bills climbed by more than 2.5 percent, while 30 year Treasury bonds rose by more than 1.5 percent. Price increases were also evident last year with base commodities climbing at double digit rates. Another concern with regard to pricing is the level of capacity utilization (a measure of producer output), which is at levels where price increases have historically developed.

B. INVESTMENT OUTLOOK

In response to the Fed's tightening, interest rates moved significantly higher during 1994, resulting in poorly performing bond markets. As an example, the total return of the Lehman Government/Corporate index was a negative 3.5 percent for 1994. Despite increasing corporate profits, the stock markets were hampered by the sharp increase in rates. As a result, the 1994 total return for the Standard & Poor's 500 index was only 1.3 percent.

During the first quarter of 1995, the bond market will likely be impacted by the actions of the Federal Reserve. It seems reasonable to assume that the Fed will continue to increase rates in early-mid 1995. This should cause economic growth to moderate over the second half, which would be more beneficial to bonds. The stock market will take its cue from the interaction of interest rate moves and corporate profits.

C. MML EQUITY

The Standard & Poor's 500 Stock Index closed out 1994 with the third consecutive year of very low volatility. However, the narrow trading range for the S & P 500 masked considerable volatility within the market. This internal volatility, although possibly detrimental to investment performance, is not totally unwelcome because it creates opportunities for value-oriented investors.

In the second half of 1994, we repurchased two portfolio companies previously sold a few years ago, and implemented three new equity positions. In an effort to increase the portfolio's exposure to the health care area, Schering-Plough, a pharmaceutical and personal care products company, was repurchased after being sold in 1990. Roadway Services, a diversified transportation company, was repurchased at an attractive price after being sold off in 1992 at a substantial gain. New companies to the portfolio included Honeywell, a leading factor in commercial avionic systems and industrial process controls, Kerr-McGee, a medium sized integrated energy company, and Pepsico, the leading producer of salty snacks in the U. S. and the number two producer of soft drink concentrates in the world.

Three stocks were eliminated from the portfolio during the period. Gerber Products was sold at a substantial gain subsequent to a tender offer; Crane Company, a relatively small holding in the fund, was sold at a more modest profit, and Lehman Brothers Holdings was sold. Fourteen positions were reduced in size during the fourth quarter, while 16 were increased through additional purchases. For the full year, eleven new stocks were added to the portfolio while ten were eliminated.

          EQUITY FUND

                       [EQUITY FUND GRAPH APPEARS HERE]


 1 Yr                                         4.10%
 5 Yr                                         9.49%
 10 Yr                                        13.72%

                     MML Equity       S&P 500
 1/1/85               10,000           10,000
   1985               13,049           13,177
   1986               15,678           15,639
   1987               16,007           16,460
   1988               18,677           19,192
   1989               22,981           25,278
   1990               22,863           24,476
   1991               28,707           31,934
   1992               31,715           34,367
   1993               34,733           37,828
   1994               36,159           38,324

D. MML MONEY MARKET

The Fed aggressively tightened monetary policy throughout 1994 as it strived to maintain economic expansion at a sustainable pace. During 1994 the Fed raised the Federal funds target rate on six occasions between February and November for an increase of 250 basis points to 5.50 percent. Additionally, the Fed increased the discount rate three times for a total of 175 basis points to 4.75 percent.

As anticipation of the Fed's actions continued to convey uncertainty to the market, the portfolio's average life fluctuated in the range of 32 to 52 days. The Fund ended the year with an average life of 36 days as the portfolio was continually monitored and adjusted to optimize return. Appropriately, given the higher interest rate environment, the portfolio's seven-day yield increased nearly 240 basis points to end the year at 5.31 percent.

          MONEY MARKET FUND

                    [MONEY MARKET FUND GRAPH APPEARS HERE]


                               MML Money                Lipper Taxable
                               Market                   Money Mkt.
 1 Yr                          3.84%                    3.65%
 5 Yr                          4.82%                    4.59%
 10 Yr                         6.17%                    5.89%


E. MML MANAGED BOND

This past calendar year was one of the worst in the bond market's history. Negative returns were posted across almost the entire maturity spectrum and across almost all market sectors. Only short maturities posted positive returns for the year. Short-term rates responded dramatically to the Fed's actions as they increased between 261 and 350 basis points. Intermediate-term Treasuries rose approximately 250 basis points. The long-end of the market, thirty-year bonds, reacted modestly in comparison by rising only 153 basis points. The Treasury yield curve flattened dramatically during the year as short-term interest rates rose more than long rates. The bulk of the flattening of the curve occurred beyond the two year area.

The Managed Bond Fund has remained relatively consistent in its sector allocations over the course of the year. Early in the first quarter, we increased our position in the corporate sector, however by year-end we moved this position back slightly. The reduction in our corporate holdings was made as spreads declined to historically low levels. During the later part of the third quarter and the first part of the fourth quarter, additional purchases of asset-backed securities were made. Our mortgage position, however, was relatively unchanged over the year. The remaining holdings are invested in Treasuries, U.S. government agencies, and money market instruments.

           MANAGED BOND FUND

                    [MANAGED BOND FUND GRAPH APPEARS HERE]


 1 Yr                    -3.76%
 5 Yr                     7.86%
 10 Yr                    9.53%




                              MML Managed              Lehman Brothers
                                Bond                   G/C Bond
 1/1/85                        10,000                   10,000
   1985                        11,994                   12,134
   1986                        13,729                   14,022
   1987                        14,086                   14,346
   1988                        15,090                   15,431
   1989                        17,026                   17,631
   1990                        18,452                   19,091
   1991                        21,526                   22,170
   1992                        23,099                   23,848
   1993                        25,827                   26,486
   1994                        24,855                   25,556


F. MML  BLEND

The Blend Fund combines the profiles of the MML Equity, Bond, and Money Market Funds into a single portfolio. The specific allocation of stocks, bonds, and money market issues is based upon the interrelation of current economic and financial conditions and the values available in the stock and bond markets. As these relationships change, the exposure to each capital market is gradually adjusted within the designated ranges. On December 31, 1994, 53 percent of the Fund was invested in common stocks, 19 percent in marketable bonds, and 28 percent in short-term securities.

           BLEND FUND


                        [BLEND FUND GRAPH APPEARS HERE]


 1 Yr                     2.48%
 5 Yr                     9.31%
 10 Yr                   12.46%




                                                         Lipper
                              MML Blend                Balanced
1/1/85                         10,000                   10,000
  1985                         12,488                   12,983
  1986                         14,774                   15,376
  1987                         15,234                   16,010
  1988                         17,276                   17,800
  1989                         20,725                   21,306
  1990                         21,216                   21,446
  1991                         26,309                   26,985
  1992                         28,772                   28,942
  1993                         31,561                   32,329
  1994                         32,343                   31,523


III. GENERAL INFORMATION

MML Trust is a no-load, diversified, open-end management investment company, objectives and policies. MML Trust was organized as a business trust under the laws of The Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as most recently amended on or about April 16, 1993. MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing a vehicle for the investment of assets of various separate investment accounts established by MassMutual and its life insurance company subsidiaries, including MML Bay State Life Insurance Company ("MML Bay State").

Shares of the Funds are offered solely to separate investment accounts established by MassMutual and any life insurance company subsidiary.

MassMutual is responsible for providing all investment advisory, management, and administrative services needed by the Funds pursuant to investment management agreements. MassMutual has entered into investment sub-advisory agreements with Concert Capital Management, Inc. ("Concert"), a second tier, wholly-owned subsidiary of MassMutual. These agreements provide that Concert will manage the equity investments of MML Equity Fund ("MML Equity") and the Equity Sector (the "Equity Sector") of MML Blend Fund ("MML Blend"). Both MassMutual and Concert are registered with the Securities and Exchange Commission (the "SEC") as investment advisers (MassMutual and Concert referred to hereafter as "Advisers"). For further information, see "Investment Managers" p.13.

IV. THE FUNDS

The investment objectives of each Fund discussed below are fundamental policies and may not be changed without the vote of a majority of that Fund's outstanding voting shares (as used in this Prospectus, a majority of the outstanding voting shares of any Fund means the lesser of (1) 67% of that Fund's outstanding shares present at a meeting of the shareholders if more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of that Fund's outstanding shares). There is no assurance that the investment objectives of the Funds will be realized. The success of these objectives depends to a great extent upon managements' ability to assess changes in business and economic conditions. For further information about investment policies and techniques, see "Investment Practices of the Fund and Related Risks," at page 10.

A. MML EQUITY FUND

THE PRIMARY INVESTMENT OBJECTIVE OF MML EQUITY FUND ("MML EQUITY") IS TO ACHIEVE A SUPERIOR TOTAL RATE OF RETURN OVER AN EXTENDED PERIOD OF TIME FROM BOTH CAPITAL APPRECIATION AND CURRENT INCOME.

A secondary investment objective is the preservation of capital when business and economic conditions indicate that investing for defensive purposes is appropriate. Occasional investments may be made with the objective of short-term appreciation when in the judgment of Concert general economic conditions dictate that they may benefit MML Equity and are consistent with sound investment procedure.

Normally, the assets of MML Equity will be invested primarily in common stocks and other equity-type securities such as preferred stocks, securities convertible into common stocks and warrants. Investments are made in securities of companies which, in the opinion of Concert Capital, are of high quality, offer above-average dividend growth potential and are attractively valued in the marketplace. Investment quality and dividend growth potential are evaluated using fundamental analysis emphasizing each issuer's historical financial performance, balance sheet strength, management capability and competitive position. Various valuation parameters are examined to determine the attractiveness of individual securities. On average, the Fund's portfolio securities will have price/earnings ratios and price/book value ratios below those of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Stock Index"). Consideration is also given to securities of companies whose current prices do not adequately reflect, in the opinion of Concert Capital, the ongoing business value of the enterprise. These investments may be maintained in both rising and declining markets. Concert intends to engage in the active management of MML Equity's portfolio. The portfolio of the Fund is managed by David B. Salerno, Managing Director of the Value Equity Group of Concert Capital. He has been associated with MassMutual since 1975 and with Concert Capital since January 1, 1993.

B. MML MONEY MARKET FUND

THE INVESTMENT OBJECTIVES OF MML MONEY MARKET FUND ("MML MONEY MARKET") ARE TO ACHIEVE HIGH CURRENT INCOME, THE PRESERVATION OF CAPITAL, AND LIQUIDITY. THESE OBJECTIVES ARE OF EQUAL IMPORTANCE.

MML Money Market will invest only in short-term (i.e., 397 days or less remaining to maturity) debt instruments, including but not limited to commercial paper; certificates of deposit; bankers' acceptances; short-term corporate obligations; obligations issued, sponsored, assumed or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities ("U.S. Government securities"); and certain repurchase agreements with respect to any of the securities listed above (which underlying securities must be of the highest quality at the time the repurchase agreement is entered into but which securities may have maturities of more than one year). MML Money Market's dollar-weighted average portfolio maturity will be maintained at 90 days or less.

MML Money Market's non-fundamental investment policy is that, at the time it acquires a security, it will invest 100% of its net assets in Tier 1 Securities, but it retains the right to invest no more than 5% of its net assets in Tier 2 Securities. A Tier 1 Security is one that is rated in the highest rating category by at least one nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"). MML Money Market will invest no more than 5% of its total assets in Tier 2 Securities. A Tier 2 Security is one that is rated in the second highest rating category by at least one NRSRO. Securities which are unrated may also qualify as

Tier 1 and Tier 2 Securities if so determined by the Board of Trustees of MML Trust (the "Board of Trustees"). For a description of S&P and Moody's ratings, see the Statement of Additional Information.

Certificates of deposit and bankers' acceptances will be limited to obligations of banks having deposits of at least $1,000,000,000 as of their most recently published financial statements. The obligations of U.S. banks in which MML Money Market may invest include Eurodollar obligations of their foreign branches. In the case of foreign banks, the $1,000,000,000 deposit requirement will be computed using exchange rates in effect at the time of their most recently published financial statements.

Obligations of foreign issuers, including foreign branches of U.S. banks, will not be acquired if MML Money Market's investment in such obligations would exceed in the aggregate 25% of its net assets. Foreign obligations may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign branches of U.S. banks and foreign banks may provide less public information than, and may not be subject to the same accounting, auditing and financial record-keeping standards, as domestic banks.

MML Money Market will make portfolio investments primarily in anticipation of or in response to changing economic and money market conditions and trends. Trading activity is expected to be relatively low. However, it is anticipated that from time to time, MML Money Market will take advantage of temporary disparities in the yield relationships among the different segments of the money market or among particular instruments within the same segment of the market to make purchases and sales when MassMutual deems that such transactions will improve the yield or the quality of the portfolio.

The high quality debt instruments in which MML Money Market invests may not offer as high a yield as may be achieved from lower quality instruments having less safety. While MML Money Market invests exclusively in First and Second Tier Securities, investment in MML Money Market is not without risk. If MML Money Market disposes of an obligation prior to maturity, it may realize a loss or gain. An increase in interest rates will generally reduce the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity. MML Money Market will reassess whether a particular security presents minimal credit risks in certain circumstances. For example, if a security ceases to be a Second Tier Security, MML Money Market would dispose of any such security as soon as practical.

C. MML MANAGED BOND FUND

THE INVESTMENT OBJECTIVE OF MML MANAGED BOND FUND ("MML MANAGED BOND") IS TO ACHIEVE AS HIGH A TOTAL RATE OF RETURN ON AN ANNUAL BASIS AS IS CONSIDERED CONSISTENT WITH THE PRESERVATION OF CAPITAL.

Normally, the assets of MML Managed Bond will be invested primarily in investment grade, publicly-traded, fixed income securities of such maturities as MassMutual deems appropriate from time to time in light of market conditions and prospects. Except when invested for defensive purposes, at least 80% of total invested assets at market value at the time of a purchase will consist of U.S. Government securities and investment grade quality debt securities which have been rated in the top four rating categories by S&P (AAA, AA, A or BBB) or Moody's (Aaa, Aa, A or Baa) or, if unrated, which are judged by MassMutual to be of equivalent quality to securities so rated. While debt securities rated BBB or Baa are investment grade securities, they have speculative characteristics and are subject to greater credit risk, and may be subject to greater market risk, than higher-rated investment grade securities.

The remaining 20% of MML Managed Bond's total invested assets may be invested in lower quality debt instruments and preferred stocks. Lower quality debt instruments generally provide higher yields but are generally subject to greater market fluctuations and risk of loss of income and principal than higher quality debt securities. MassMutual seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and the financial markets. During 1994, no debt securities were acquired by MML Managed Bond which were not rated at least BBB/-/ by S&P or Baa/3/ by Moody's.

In implementing the policies set forth in the preceding two paragraphs, MML Managed Bond may also invest in the following:

(1) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada, a Province of Canada, or any instrumentality or political subdivision thereof, provided that no such investment will be made if it would result in more than 25% of MML Managed Bond's net assets being invested in such securities;

(2) publicly-traded debt securities issued or guaranteed by a national or state bank holding company (as defined in the Federal Bank Holding Company Act, as amended) having a rating within the three highest grades as determined by Moody's (Aaa, Aa, or A) or S&P (AAA, AA, or A), and certificates of deposit of such banks; and

(3) securities of foreign issuers, provided however, MML Managed Bond may invest not more than 10% of its net assets in such securities, except as provided in
(1) above.

If MML Managed Bond disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

Normally, the Fund's duration will range from four to seven years. Portfolio changes will be accomplished primarily through the reinvestment of cash flows and selective trading.

The portfolio of the Fund is managed by Mary E. Wilson, Vice President and Managing Director of MassMutual, with which she has been associated since 1982. As such, she oversees all public fixed income trading for MassMutual and its related subsidiaries and affiliates.

D. MML BLEND FUND

THE INVESTMENT OBJECTIVE OF MML BLEND FUND ("BLEND") IS TO ACHIEVE AS HIGH
A LEVEL OF TOTAL RATE OF RETURN OVER AN EXTENDED PERIOD OF TIME AS IS CONSIDERED CONSISTENT WITH PRUDENT INVESTMENT RISK AND THE PRESERVATION OF CAPITAL.

The Advisers will adjust the mix of investments among its three market sectors to capitalize on perceived variations in return potential produced by the interaction of changing financial market and economic conditions. The Advisers expects that such adjustments will normally be made in a gradual manner over a period of time. No investment will be made that would result in more than 90% of MML Blend's net assets being invested in the Equity Sector or in more than 50% of MML Blend's net assets being invested in the Bond Sector. Up to 100% of MML Blend's net assets may be invested in the Money Market Sector. No minimum percentage has been established for any of the sectors.

In addition to MML Blend's investment objective, each of its market sectors has a specific investment objective. Within the Equity Sector, MML Blend will attempt to achieve a superior total rate of return over an extended period of time from both capital appreciation and current income. Within the Bond Sector, MML Blend will attempt to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital. Within the Money Market Sector, MML Blend will attempt to achieve high current income, the preservation of capital, and liquidity. The portfolio of the Fund is managed by committee.

In seeking a high rate of return from dividends, interest income and capital appreciation as well as in seeking to preserve capital, Advisers intend to engage in the active management of MML Blend's portfolio. (See "Portfolio Management" on page 12).

The portfolio of MML Blend will be invested in the following three market sectors:

1. EQUITY SECTOR

The Equity Sector generally invests in equity-type securities in a substantially similar manner as described in the discussion of MML Equity Fund on page 8.

2. BOND SECTOR

The Bond Sector generally invests in the types of bonds and other debt securities described in the discussion of MML Managed Bond on page 9 with maturities usually exceeding one year. The Bond Sector may also invest in debt securities not described above, including lower quality securities and non-rated securities acquired directly from issuers in direct placement transactions, provided no such transaction shall cause such debt securities to exceed 10% of MML Blend's total assets. Lower quality debt instruments generally provide higher yields but are generally subject to greater market fluctuations and risk of loss of income and principal than higher quality debt securities. During 1994, no debt securities were acquired by MML Blend which were not rated at least BBB by S&P or Baa by Moody's.

3. MONEY MARKET SECTOR

The Money Market Sector invests in money market instruments and other debt securities with maturities generally not exceeding one year, including:

(a) U.S. Treasury Bills and other U.S. Government securities;

(b) obligations (payable in U.S. dollars) issued or guaranteed as to principal and interest by the Government of Canada, a Province of Canada, or any instrumentality or political subdivision thereof, provided such obligations do not exceed 25% of MML Blend Fund's total assets;

(c) obligations payable in U.S. dollars (including certificates of deposit, time deposits or bankers' acceptances) of U.S. or Canadian chartered banks having total deposits in excess of $1,000,000,000, U.S. branches of foreign banks where said foreign banks have total deposits in excess of $1,000,000,000, U.S. savings and loan associations having total deposits in excess of $1,000,000,000, and Eurodollar certificates of deposit issued by foreign branches of U.S. banks where said U.S. banks have total deposits in excess of $1,000,000,000;

Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial record-keeping standards as, domestic banks;

(d) commercial paper, including variable amount master notes, having a rating at the time of purchase within the two highest grades as determined by Moody's (P-1 or P-2) or S&P (A-1 or A-2), or commercial paper or notes issued by companies with an unsecured debt issue outstanding having a rating at the time of purchase within the three highest grades as determined by Moody's (Aaa, Aa or A) or S&P (AAA, AA or A) and U.S. dollar denominated foreign commercial paper;

(e) publicly-traded bonds, debentures and notes having a rating within the four highest grades as determined by Moody's (Aaa, Aa, A or Baa) or S&P (AAA, AA, A or BBB);

(f) repurchase agreements on any of the securities listed in paragraphs (a) through (e) above, and

(g) securities of foreign issuers; provided, however, MML Blend may invest not more than 10% of its net assets in such securities except as provided in (b) and
(c) above.

While debt securities rated BBB or Baa are investment grade securities, they have speculative characteristics and are subject to greater credit risk, and may be subject to greater market risk, than higher-rated investment grade securities.

V. INVESTMENT PRACTICES
OF THE FUNDS AND
RELATED RISKS

In managing their portfolios of investments, the Funds, pursuant to policies adopted by the Board of Trustees or where considered appropriate by Advisers, may engage in various investment-related practices. The Funds' significant investment practices, which are pursuant to non-fundamental policies and therefore may be changed by the Board of Trustees without consent of shareholders, regarding these investment transactions and practices are discussed below. For further information see the Statement of Additional Information.

A. DERIVATIVES TRANSACTIONS

Each Fund is authorized to engage in transactions involving derivatives, as more fully described in the Statement of Additional Information. For example, the Funds may enter into financial futures transactions, write and purchase call and put options, including call options on securities and futures, enter into forward contracts and swap agreements, and other similar instruments (collectively referred to as "Derivatives").

The Funds may use Derivatives to attempt to: (a) protect against possible declines in the market value of a Fund's portfolio resulting from downward trends in the debt securities markets generally due to increasing interest rates, (b) protect a Fund's unrealized gains or limit unrealized losses in the value of its securities, (c) to establish a position in the debt securities markets as a temporary substitute for purchasing or selling particular debt securities, (d) to manage the effective maturity or duration of fixed-income securities in a Fund's portfolio, or (e) to manage its exposure to changing security prices (collectively, "Derivatives Transactions"). Most, if not all, of the hedging activity will involve the portfolios of MML Managed Bond and the Bond Sector of MML Blend as MML Trust has no present intent to enter into derivatives transactions with regard to MML Money Market, MML Equity, or the Equity or Money Market Sectors of MML Blend. The Funds will not use Derivatives for speculative purposes.

1. DERIVATIVES

Some of the Derivatives a Fund may use in Derivatives Transactions are described below.

a. FINANCIAL FUTURES: Each Fund may enter into exchange-traded futures contracts for the purchase or sale of debt obligations in order to hedge against anticipated changes in interest rates. The purpose of hedging in debt obligations is to establish with more certainty than would otherwise be possible the effective rate of return on portfolio securities. A futures contract on debt obligations is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of obligations having a standardized face value and rate of return. However, positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a gain or a loss.

b. CALL AND PUT OPTIONS: Each Fund may write covered call options which are traded on a national securities exchange with respect to securities in its portfolio, provided that at all times it will have in its portfolio the securities which it may be obligated to deliver if the option is exercised or securities currently convertible into those securities. Each Fund may write call options on securities in its portfolio in an attempt to realize a greater current return than would be realized on the securities alone. The Fund may also enter into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option.

Each Fund may write covered put options. Put options are "covered" by a Fund, for example, when it has established a segregated account of cash, short-term money market instruments or high quality debt securities that can be liquidated quickly to satisfy any obligation of the Fund to purchase the underlying security. Each Fund may also write straddles (combinations of calls and puts on the same underlying security). The writing of straddles generates additional premium income but may present greater risk.

c. FORWARD CONTRACTS: Each Fund may purchase or sell securities on a "when issued" or delayed delivery or on a forward commitment basis ("forward contracts"). When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment for the securities can take place a month or more after the commitment date. The securities so purchased or sold are subject to market fluctuations, and no interest accrues to the purchaser during this period. At the time of delivery, the securities may be worth more or less than the purchase or sale price.

If a Fund enters into a forward contract, it will establish a segregated account consisting of cash or high-grade obligations having a current market value equal to or greater than the aggregate amount of that Fund's commitment under forward contracts (that is, the purchase price of the underlying security on the delivery date). While the Funds may also enter into forward contracts with the initial intention of acquiring securities for its portfolio, they may dispose of a commitment prior to settlement if Advisers deems it appropriate to do so. The Funds may realize short-term gains or losses upon the sale of forward contracts. As an alternative to maintaining all or part of the segregated account, a Fund could buy call or put options to "cover" the forward contracts.

d. INTEREST RATE SWAP AGREEMENTS: Each Fund may enter into interest rate swap agreements and related products, such as interest rate caps and floors, in an attempt to preserve a return or spread on a particular investment or portion of its portfolio, or, to protect against any increase in the price of securities a Fund might consider purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments.

e. CURRENCY TRANSACTIONS: The Bond Fund and the Bond Sector of MML Blend may invest in foreign securities that are not denominated in U.S. dollars only if the Fund contemporaneously enters into a foreign currency transaction to hedge the currency risk associated with the particular foreign security.

f. OTHER INSTRUMENTS: Each Fund may use other Derivatives and enter into other Derivatives transactions that are, or become, appropriate in the context of each Fund's investment objectives and policies - and in a manner and to the extent permitted by law and authorized by the Board of Trustees.

2. DERIVATIVES - RISK FACTORS

There can be no assurance that the use of Derivatives by any of the Funds will assist it in achieving its investment objectives. Risks inherent in the use of Derivatives include: (1) the risk that interest rates and securities prices will not move in the direction anticipated; (2) imperfect correlation between the prices of futures, options, and forward contracts and the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) futures contracts and options can be highly volatile; (6) the writing of call options could result in increases in the Funds' portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate; (7) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; (8) the risk that a Fund will not be able to effect closing purchase transactions as to call options it has written at any particular time or at any acceptable price; (9) forward contracts involve a risk of a loss if the value of the security to be purchased declines prior to the settlement date, which is in addition to the risk of decline of the Funds' other assets, and (10) the inability of counterparties to perform.

3. DERIVATIVES - LIMITATIONS

MML Trust has imposed certain specific limitations on its use of derivatives. For example: (1) a Fund would not enter into a futures contract if, as a result, more than 5% of the Fund's total assets would be committed to initial margin deposits on such contracts; (2) a Fund will not purchase a put or call option on securities or investment related instruments if as a result more than 5% of its total assets would be attributable to premiums paid for such options; (3) a Fund would not write a covered call or put option if as a result more than 20% of the Fund's total assets would be in one or more segregated accounts covering call and put options; and (4) a Fund would not enter into a forward contract if as a result more than 25% of the Fund's total assets would be in one or more segregated accounts covering forward contracts.

B. PORTFOLIO MANAGEMENT

Advisers intend to use trading as a means of managing the portfolios of the Funds in seeking to achieve their investment objectives. Advisers, on behalf of the Funds, will engage in trading when they believe that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential.

Whether the goals discussed above will be achieved through trading depends on Advisers' ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. Such trading places a premium on Advisers' ability to obtain relevant information, evaluate it properly and take advantage of their evaluations by completing transactions on a favorable basis. If Advisers' evaluations and expectations prove to be incorrect, a Fund's income or capital appreciation may be reduced and its capital losses may be increased. Portfolio trading involves transaction costs, but, as explained above, will be engaged in when Advisers believe that the result of the trading, net of transaction costs, will benefit the Funds.

C. RESTRICTED AND ILLIQUID SECURITIES

The Funds may invest in illiquid securities up to 15% (10% in the case of MML Money Market) of each Fund's net assets. Each Fund currently expects to invest, if anything, no more than 10% of its net assets in such securities. This policy does not limit purchases of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 that are determined to be liquid by the Board of Trustees or by Advisers pursuant to Board approved guidelines. Such guidelines take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund's holdings of those securities may be illiquid. There may be undesirable delays in selling these securities at prices representing fair value.

D. REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

MML Money Market, MML Managed Bond and MML Blend may engage in repurchase agreements and MML Blend may engage in reverse repurchase agreements. A repurchase agreement is a contract pursuant to which a Fund agrees to purchase a security and simultaneously agrees to resell it at an agreed-upon price at a stated time, thereby determining the yield during the Fund's holding period. A reverse repurchase agreement is a contract pursuant to which a Fund agrees to sell a security and simultaneously agrees to repurchase it at an agreed-upon price at a stated time. For a more detailed description of repurchase agreements and reverse repurchase agreements, see the Statement of Additional Information.

E. SECURITIES LENDING

MML Managed Bond and MML Blend may make loans of portfolio securities of not more than 10% of their respective total assets taken at current value, thereby realizing additional income. Although lending portfolio securities may involve the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower fail financially, loans will be made only to borrowers deemed by MassMutual to be of good standing.

F. FEDERAL TAXES

The extent to which the Funds may enter into Derivatives transactions and engage in portfolio trading may be limited by the Internal Revenue Code's requirements for qualification for regulated investment companies. It is each Fund's intention to qualify as such. See "Certain Tax and Accounting Information" in the Statement of Additional Information.

G. CASH POSITIONS

Each Fund, other than MML Money Market, may hold cash or cash equivalents to provide for liquidity (e.g. expenses and anticipated redemption payments) and so that an orderly investment program may be carried out in accordance with the Fund's investment policies. To provide liquidity or for temporary defensive purposes, each Fund may invest any portion of its assets in investment grade debt securities and MML Equity may also invest in non-convertible preferred stocks.

VI. INVESTMENT RESTRICTIONS

The following is a description of certain investment restrictions, and exceptions to such restrictions, that apply to each Fund which may not be changed without a vote of a majority of the outstanding shares of such Fund. (For a description of additional investment restrictions, reference should be made to the Statement of Additional Information.)

A. INVESTMENT RESTRICTIONS

Each Fund will not:

(1) Pledge or mortgage assets taken at market to an extent greater than 15% of the total assets of the Fund taken at cost;

(2) Borrow money, except from banks as a temporary measure for extraordinary or emergency purposes (but not for the purpose of making investments), and except to the extent that each Fund engages in financial futures transactions (as described on page 11) and in reverse repurchase agreements (as described on page
12), provided (a) that the aggregate amount of all such borrowings at the time of borrowing does not exceed 10% of the total assets of the Fund taken at cost, and (b) that immediately after the borrowing, and at all times thereafter, there will be an asset coverage of at least 300% for all of the Fund's borrowings (including all obligations under financial futures contracts on debt obligations); and

(3) Concentrate its investments in any one industry, as determined by the Board of Trustees, and in this connection it will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, more than 25% of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

    (a) In the case of MML Money Market there is no limitation in respect of certificates of deposit and bankers' acceptances (see "The Funds - MML Money Market Fund" on pages 8-9).

    (b) MML Money Market, MML Managed Bond and the Bond Sector of MML Blend each may invest up to 40% of the value of their respective total assets in each of the electric utility and telephone industries. However, it currently is MassMutual's intent not to invest more than 25% of any one of these funds total assets in either the electric utility or telephone industries.

B. EXCEPTIONS

(1) Notwithstanding any of the above investment restrictions or those set forth in the Statement of Additional Information, and in addition to the authority each Fund had as of April 30, 1993, each Fund may engage in derivatives transactions, techniques, and practices using futures, options, swap agreements, and similar instruments, to the extent and in a manner permitted by law.

(2) Notwithstanding any of the above investment restrictions or those set forth in the Statement of Additional Information, each Fund may invest in any security or investment related instrument, or engage in any investment related transaction or practice, such as newly developed debt securities or hedging programs, provided that the Board of Trustees has determined that to do so is consistent with the Fund's investment objectives and policies, has adopted reasonable guidelines for use by the Fund's Advisers and provided further that at the time of entering into such investment or transaction such investments or instruments account for no more than 10% of the Fund's total assets.

VII. INVESTMENT MANAGERS

MassMutual serves as investment manager of each Fund pursuant to a separate investment management agreement executed by MassMutual and each Fund. Under the agreements, which are substantially identical, MassMutual is authorized to engage in portfolio transactions on behalf of the Funds, subject to such general or specific instructions as may be given by the Board of Trustees. MassMutual also acts as the transfer agent and the dividend paying agent.

The investment management agreements between MassMutual and the Funds provide that MassMutual will perform all administrative functions relating to the Funds and will bear all expenses of the Funds except (1) taxes and corporate fees payable to government agencies, (2) brokerage commissions (which may be higher than other brokers charge if paid to a broker which provides brokerage and research services to Advisers or for use in providing investment advice and management to the Funds and other accounts over which Advisers exercise investment discretion) and other capital items payable in connection with the purchase or sale of Fund investments, (3) interest on account of any borrowings by the Funds, (4) fees and expenses of Trustees of MML Trust who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Advisers or MML Trust, and (5) fees of the Funds' independent certified public accountants.

For providing the services described above, MassMutual is paid a quarterly fee at the annual rate of .50% of the first $100,000,000 of the average daily net asset value of each Fund, .45% of the next $200,000,000, .40% of the next $200,000,000 and .35% of any excess over $500,000,000. MassMutual has agreed to bear expenses of each Fund (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of .11% of average daily net asset value through April 30, 1996. In 1994 MML Equity, MML Money Market, MML Managed Bond, and MML Blend paid fees to MassMutual amounting to
 .41%, .50%, .49% and .38%, respectively, of their average daily net assets during the year.

The investment management agreement between MassMutual and each Fund automatically terminates: (1) unless its continuance is specifically approved at least annually by the affirmative vote of a majority of the Board of Trustees, which affirmative vote shall include a majority of the members of the Board who are not interested persons (as defined in the 1940 Act) of MassMutual or of MML Trust, or (2) upon its assignment. Under the terms of each investment management agreement, each Fund recognizes MassMutual's control of the initials "MML" and each Fund agrees that its right to use these initials is non-exclusive and can be terminated by MassMutual at any time. Under each agreement, MassMutual's liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual is a mutual life insurance company organized in 1851 under the laws of The Commonwealth of Massachusetts. MassMutual is licensed to transact a life, accident and health insurance business in all states of the United States, the District of Columbia and certain Provinces of Canada. At December 31, 1994 MassMutual had total assets of approximately $35.2 billion, including approximately $17.7 billion in debt securities, $3.0 billion in mortgage loans, $197.0 million in common stocks (excluding investments in subsidiaries), $1.3 billion in real estate and $2.4 billion in other investments. The persons who are responsible for the management of the bond and money market portfolios of MassMutual are also responsible for managing investments of the Funds.

As of January 1, 1993, MassMutual transferred its equity investment advisory operations to Concert. All of the senior investment professionals of MassMutual's Equity Management Department transferred to and became employees of Concert. MassMutual indirectly owns 100% of Concert's voting stock and a majority of Concert's Directors are officers and employees of MassMutual. Concert manages institutional investment advisory accounts pursuant to written contracts. As of December 31, 1994, Concert had $4.4 billion of assets under management.

Pursuant to two investment sub-advisory agreements with MassMutual, Concert manages the investment of the assets of MML Equity and the Equity Sector of MML Blend and MassMutual pays Concert a quarterly fee equal to an annual rate of
 .13% of the average daily net asset value. The agreements provide that they automatically terminate upon the termination of the respective investment management agreements between MassMutual and MML Equity and MML Blend. Concert also serves as the investment sub-adviser to Oppenheimer Value Stock Fund which had net assets of $104 million as of December 31, 1994.

Securities held by the Funds are also frequently held by Advisers in their investment accounts and by other investment companies for which Advisers act as investment advisers. If the same security is purchased or sold for any Fund and such investment account or companies at the same time, such purchases or sales normally will be combined, to the extent practicable, and will be allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold for each. In determining the amounts to be purchased or sold, the main factors to be considered will be the investment objectives of the respective portfolios, the relative size of portfolio holdings of the same or comparable security, availability of cash for investment by the various portfolios and the size of their respective investment commitments. It is believed that the ability of the Funds to participate in larger volume transactions will, in most cases, produce better execution for the Funds. In some cases, however, this procedure could have a detrimental effect on the price and amount of a security available to a Fund or the price at which a security may be sold. It is the opinion of MML Trust's management that, such execution advantage and the desirability of retaining Advisers as investment managers of the Funds outweigh the disadvantages, if any, which might result from this procedure.

VIII. CAPITAL SHARES

MML Trust is a "series" company which is authorized to issue shares in separate series of the same class. Shares of four series have been authorized, constituting the interests in the four Funds described in this Prospectus. Under MML Trust's Declaration of Trust, however, the Board of Trustees is authorized to create new shares in addition to the Funds without the necessity of a vote of shareholders of MML Trust. MML Trust may issue an unlimited number of shares of the same class, in one or more series as MML Trustees may authorize, with or without par value as MML Trustees may prescribe. Each share of a particular series represents an equal proportionate interest in that series with each other share of the same series, none having priority or preference over another. Each series shall be preferred over all other series in respect of the assets allocated to that series. Each share of a particular series is entitled to a pro rata share of any distributions declared by that series and, in the event of liquidation, a pro rata share of the net assets of that series remaining after satisfaction of outstanding liabilities. When issued, shares are fully paid and nonassessable and have no preemptive, conversion or subscription rights.

MML Trust is not required to hold annual meetings of shareholders. Special meetings may be called for purposes such as electing MML Trustees, voting on management agreements, and with respect to such additional matters relating to MML Trust as may be required by MML Trust's Declaration of Trust and the 1940 Act. Shareholders holding 10% of the shares of MML Trust may call a meeting to be held to consider removal of MML Trustees. On any matter submitted to shareholders, shares of each Fund entitle their holder to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset values of the Funds' shares. On any matters submitted to a vote of shareholders, all shares of MML Trust then entitled to vote shall be voted by individual Fund, except that (i) when required by the 1940 Act, shares shall be voted in the aggregate and not by individual Fund, and (ii) when MML Trustees have determined that any matter affects only the interests of one or more Funds, then only shareholders of such Fund or Funds shall be entitled to vote thereon. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, Massachusetts 01111.

The assets of certain variable annuity and variable life insurance separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the variable life insurance contracts and owners of the variable annuity contracts. Possible conflicts could arise if (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers or principal underwriters or if the depositor should be permitted to act contrary to actions approved by holders of the variable life or variable annuity contracts under rules of the Securities and Exchange Commission, (ii) adverse tax treatment of the variable life or variable annuity contracts would result from utilizing the same underlying Funds, (iii) different investment strategies would be more suitable for the variable annuity contracts than the variable life contracts, or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both variable life and variable annuity separate accounts by the same Funds.

The Board of Trustees will follow monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance contracts and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable annuity and variable life insurance contracts is contained in the prospectuses for those contracts.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of MML Trust. However, MML Trust's Declaration of Trust disclaims liability of the shareholders, MML Trustees, or officers of MML Trust for acts or obligations of MML Trust, which are binding only on the assets and property of MML Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by MML Trust or MML Trustees. MML Trust's Declaration of Trust provides for indemnification out of MML Trust property for all loss and expense of any shareholder held personally liable for the obligations of MML Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and MML Trust itself would be unable to meet its obligations.

IX. NET ASSET VALUE

The net asset value of each Fund's shares is determined once daily as of the normal close of trading on the New York Stock Exchange (presently 4:00 p.m.) on each day on which the Exchange is open for trading.

A. MML MONEY MARKET FUND

It is the intention of MML Money Market to maintain a per share net asset value of $1.00, although this cannot be assured. Since the net income of MML Money Market is declared as a dividend each time it is determined, the net asset value per share of MML Money Market remains at $1.00 per share immediately after each determination and dividend declaration. Any increase in the value of a shareholder's investment in MML Money Market representing the reinvestment of dividend income is reflected by an increase in the number of shares of MML Money Market in the shareholder's account, which increase is recorded promptly after the end of each calendar month. MML Money Market's portfolio instruments are valued on the basis of amortized cost.

B. OTHER FUNDS

Generally, the other Funds value portfolio securities on the basis of market value. For example, equity securities, including those traded on national securities exchanges, the NASDAQ national market system, or over-the-counter securities not so listed, are valued by one or more pricing services, as authorized by the Board of Trustees. Normally, the values are based upon the last reported sale price of the security. Long-term bonds are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Debt obligations with less than one year but more than sixty days to maturity are valued on the basis of their market value, and debt obligations having a maturity of sixty days or less are generally valued at amortized cost when the Board of Trustees believes that amortized cost approximates market value. If acquired, preferred stocks will be valued on the basis of their market value if market quotations are readily available. Futures contracts are valued based on market prices unless such prices do not reflect the fair value of the contract, in which case they will be valued by or under the direction of the Board of Trustees. In all other cases, assets (including restricted securities) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Trustees.

X. SALE AND REDEMPTION OF SHARES

The shares of each Fund are sold at their net asset value (which in the case of MML Money Market is expected to remain at $1.00) as next computed after receipt of the purchase order, without the deduction of any selling commission or "sales load."

Each Fund redeems its shares at their net asset value (which in the case of MML Money Market is expected to remain at $1.00) as next computed after receipt of the request for redemption. The redemption price for shares of MML Equity, MML Managed Bond and MML Blend may be more or less than the shareholder's cost. No fee is charged on redemption.

Redemption payments will be made within seven days after receipt of the written request therefore by MML Trust, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.

XI. TAX STATUS

It is the policy of each Fund to comply, and in 1994 each Fund did comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, none of the Funds will be subject to federal income tax on any net income or any capital gains to the extent they are distributed or are deemed to have been distributed to shareholders.

Regulations issued under Internal Revenue Code Section 817(h) require each of the Funds to be adequately diversified in order for a variable annuity and variable life contract funded by MML Trust to receive favorable tax treatment as an annuity or life insurance contract. Among other requirements, the regulations limit each Fund's investment in a single issuer to 55% of its assets; while this requirement applies to U.S. Government securities, each government agency or instrumentality is treated for this purpose as a separate issuer. The Funds intend to comply with these diversification requirements. For further information, see the Statement of Additional Information.

Tax consequences to investors in the separate investment accounts which are invested in the Funds are described in the prospectuses for such accounts.

XII. DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The Funds intend to declare capital gain and ordinary income dividends and to distribute such dividends in a manner designed to avoid a 4% excise tax on undistributed regulated investment company income, imposed by the Tax Reform Act of 1986. The declaration and distribution policies specific to each Fund are outlined below.

A. MML EQUITY FUND

Distributions, if any, are declared and paid annually. Distributions may be taken either in cash or in additional shares of MML Equity at net asset value on the day after the record date for the distribution, at the option of the shareholder.

B. MML MONEY MARKET FUND

The net income of MML Money Market, as defined below, is determined as of the normal close of trading on the New York Stock Exchange on each day on which the Exchange is open, and all the net income so determined is declared as a dividend to shareholders of record as of that time. Dividends are distributed promptly after the end of each calendar month in additional shares of MML Money Market at the then current net asset value, or in cash, at the option of the shareholder.

For this purpose the net income of MML Money Market (from the time of the immediately preceding determination thereof) consists of all interest income accrued on its portfolio, plus realized gains or minus realized losses, and less all expenses and liabilities chargeable against income. Interest income includes discount earned (including both original issue and market discount) on paper purchased at a discount, less amortization of premium, accrued ratably to the date of maturity. Expenses, including the compensation payable to MassMutual, are accrued each day.

Should MML Money Market incur or anticipate any unusual expense, or loss or depreciation which would adversely affect its net asset value per share or income for a particular period, the Board of Trustees would at that time consider whether to adhere to the present dividend policy described above or to revise it in the light of the then prevailing circumstances. For example, if MML Money Market's net asset value per share were reduced, or were anticipated to be reduced, below $1.00, the Board of Trustees might suspend further dividend payments until the net asset value returned to $1.00. Thus, such expenses or losses or depreciation might result in an investor receiving no dividends for the period during which he held his shares and in his receiving upon redemption a price per share lower than that which he paid.

C. MML MANAGED BOND AND MML BLEND FUNDS

Dividends out of net investment income are declared and paid quarterly. Capital gains declarations and distributions of net capital gains, if any, for the year are made annually. Distributions may be taken either in cash or in additional shares of the applicable Fund at net asset value on the day after the record date for the distribution, at the option of the shareholder.

XIII. INVESTMENT PERFORMANCE

Each of the Funds may from time to time advertise certain investment performance figures. These figures are based on historical earnings and are not intended to indicate future performance.

MML Money Market may quote its yield and its effective yield. The yield of MML Money Market refers to the income generated by the Fund over a seven-day period (which period will be stated in the advertisement). This income is then assumed to be earned each week over a 52-week period. The effective yield is calculated similarly, but the income earned by an investment in the Fund is assumed to be reinvested.

MML Managed Bond, MML Blend and MML Equity may also quote yield. The yield for each of these Funds refers to the net investment income earned by the Fund over a 30-day period (which period will be stated in the advertisement). This income is then assumed to be earned for a full year and to be reinvested each month for six months. The resulting semi-annual yield is doubled.

Each of the Funds may advertise its total return and its holding period return for various periods of time. Total return is calculated by determining, over a period of time, which will be stated in the advertisement, the average annual compounded rate of return that an investment in the Fund earned over that period, assuming reinvestment of all distributions. Holding period return refers to the percentage change in the value of an investment in a Fund over a period of time (which period will be stated in the advertisement), assuming reinvestment of all distributions. Total return and holding period return differ from yield in that the return figures include capital changes in an investment while yield measures the rate of net income generated by a Fund. Total return differs from holding period return principally in that total return is an average annual figure while holding period return is an aggregate figure for the entire period.

These investment performance figures may be of limited use for comparative purposes because they do not reflect charges imposed by the separate investment accounts invested in the Funds which, if included, would decrease the performance fig-ures. For more information about the investment performance of the Funds, see the Statement of Additional Information.

XIV. MANAGEMENT OF MML TRUST

The affairs of MML Trust are generally supervised by its Board of Trustees and officers. As stated previously, MassMutual acts as investment manager of each of the Funds and Concert is the sub-adviser to MML Equity and the Equity Sector of MML Blend. In those capacities, MassMutual and Concert are part of the management of MML Trust. For more information concerning the management of MML Trust, reference should be made to the Statement of Additional Information.

The name MML Series Investment Fund is the designation of Trustees under a Declaration of Trust dated December 19, 1984, as amended from time to time. The obligations of MML Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of MML Trust, but MML Trust's property only shall be bound.

                           MML SERIES INVESTMENT FUND
                               1295 State Street
                      Springfield, Massachusetts 01111

                             --------------------

                               INVESTMENT MANAGER

                  MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                               1295 State Street
                        Springfield, Massachusetts 01111

                             INVESTMENT SUB-ADVISOR

                        CONCERT CAPITAL MANAGEMENT, INC.
                                125 High Street
                          Boston, Massachusetts 02110

                            INDEPENDENT ACCOUNTANTS

                            COOPERS & LYBRAND L.L.P.
                               2300 BayBank Tower
                        Springfield, Massachusetts 01101

                                   CUSTODIAN

                                 CITIBANK N.A.
                                111 Wall Street
                          New York, New York 10005

                             --------------------

This Prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No person is authorized to make any representations in connection with this offering other than those contained in this Prospectus.

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
                          Prospectus dated May 1, 1995

OPPENHEIMER VARIABLE ACCOUNT FUNDS (the "Trust") is a diversified open-end investment company consisting of nine separate funds, four of which (collectively, the "Funds"), are as follows:

OPPENHEIMER CAPITAL APPRECIATION FUND ("Capital Appreciation Fund") seeks to achieve capital appreciation by investing in "growth-type" companies.

OPPENHEIMER GROWTH FUND ("Growth Fund") seeks to achieve capital appreciation by investing in securities of well-known established companies.

OPPENHEIMER GLOBAL SECURITIES FUND ("Global Securities Fund") seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. Current income is not an objective. These securities may be considered to be speculative.

OPPENHEIMER STRATEGIC BOND FUND ("Strategic Bond Fund") seeks a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities. The Fund intends to invest principally in: (i) foreign government and corporate debt securities, (ii) U.S. Government securities, and (iii) lower-rated high yield domestic debt securities, commonly known as "junk bonds", which are subject to a greater risk of loss of principal and nonpayment of interest than higher-rated securities. These securities may be considered to be speculative.

THIS PROSPECTUS MAY BE USED TO OFFER OR SELL SHARES OF ONLY THOSE FUNDS LISTED ABOVE.

Shares of the Funds are sold only to provide benefits under variable life insurance policies and variable annuity contracts (collectively, the "Accounts"). The Accounts invest in shares of one or more of the Funds in accordance with allocation instructions received from Account owners. Such allocation rights are further described in the accompanying Account Prospectus. Shares are redeemed to the extent necessary to provide benefits under an Account.

This Prospectus explains concisely what you should know before investing in the Trust and the Funds. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Funds in the May 1, 1995 Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Funds' Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS

ABOUT THE FUNDS

OVERVIEW OF THE FUNDS.........................................    3
FINANCIAL HIGHLIGHTS..........................................    4
INVESTMENT OBJECTIVES AND POLICIES............................    8
HOW THE FUNDS ARE MANAGED.....................................   14
PERFORMANCE OF THE FUNDS......................................   15


ABOUT YOUR ACCOUNT

HOW TO BUY SHARES.............................................   18
HOW TO SELL SHARES............................................   18
DIVIDENDS, CAPITAL GAINS AND TAXES............................   18
APPENDIX A: DESCRIPTION OF TERMS..............................  A-1
APPENDIX B: DESCRIPTION OF SECURITIES RATINGS.................  B-1

ABOUT THE FUNDS

OVERVIEW OF THE FUNDS

Some of the important facts about the Funds are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing. Keep the Prospectus for reference after you invest.

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES? The CAPITAL APPRECIATION FUND'S investment objective is to achieve capital appreciation by investing in "growth-type" companies. The GROWTH FUND'S investment objective is to seek to achieve capital appreciation by investing in securities of well-known established companies. The GLOBAL SECURITIES FUND'S investment objective is to seek long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations which are considered to have appreciation possibilities. The STRATEGIC BOND FUND'S investment objective is to seek a high level of current income principally derived from interest on debt securities and seeks to enhance such income by writing covered call options on debt securities.

WHAT DO THE FUNDS INVEST IN? To seek their respective investment objectives, the Funds invest as follows. CAPITAL APPRECIATION FUND primarily invests in "growth-type" companies. GROWTH FUND primarily invests in securities of well-known established companies. GLOBAL SECURITIES FUND primarily invests in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations. STRATEGIC BOND FUND primarily invests in foreign government and corporate debt securities, U.S. Government securities, and lower-rated high yield domestic and foreign debt securities, commonly known as "junk bonds." These investments are more fully explained for each Fund in "Investment Objectives and Policies," starting on page 8.

WHO MANAGES THE FUNDS? The Funds' investment adviser is Oppenheimer Management Corporation, which (including a subsidiary) advises investment company portfolios having over $29 billion in assets. Each Fund's portfolio manager is primarily responsible for the selection of securities of that Fund. The portfolio managers are as follows: for STRATEGIC BOND FUND, David Negri and Arthur Steinmetz; for CAPITAL APPRECIATION FUND, Paul LaRocco; for GROWTH FUND, Jane Putnam; and for GLOBAL SECURITIES FUND, George Evans. The Manager is paid an advisory fee by each Fund, based on its assets. The Trust's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How The Funds Are Managed," starting on page 14 for more information about the Manager and its fees.

HOW RISKY ARE THE FUNDS? While different types of investments have risks that differ in type and magnitude, all investments carry risk to some degree. Changes in overall market movements or interest rates, or factors affecting a particular industry or issuer, can affect the value of the Funds' investments and their price per share. Equity investments are generally subject to a number of risks including the risk that values will fluctuate as a result of changing expectations for the economy and individual issuers. For both equity and income investments, foreign investments are subject to the risk of adverse currency fluctuation and additional risks and expenses in comparison to domestic investments. In comparing levels of risk among the equity funds, Growth Fund is most conservative, followed by Capital Appreciation Fund and Global Securities Fund. Fixed-income investments are generally subject to the risk that values will fluctuate with inflation, with lower-rated fixed-income investments being subject to a greater risk that the issuer will default in its interest or principal payment obligations. Fixed income funds such as Strategic Bond Fund are less conservative than money market funds.

HOW CAN I BUY OR SELL SHARES? Shares of each Fund are offered only for purchase by Accounts as an investment medium for variable life insurance policies and variable annuity contracts. Account owners should refer to the accompanying Account Prospectus on how to buy or sell shares of the Funds.

HOW HAVE THE FUNDS PERFORMED? Strategic Bond Fund measures its performance by quoting its yield. All of the Funds may measure their performance by quoting average annual total return and cumulative total return, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The performance of all but one of the Funds can also be compared to broad market indices, which we have done starting on page 16. Please remember that past performance does not guarantee future results.

FINANCIAL HIGHLIGHTS

The table on the following pages presents selected financial information, including per share data and expense ratios and other data about all the Funds. The information is based on each such Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Funds' independent auditors, whose report on the Funds' financial statements for the fiscal year ended December 31, 1994, is included in the Statement of Additional Information.


                                                               OPPENHEIMER CAPITAL APPRECIATION FUND
                                       ---------------------------------------------------------------------------------------------
                                          1994     1993     1992     1991       1990    1989     1988     1987     1986(2)   1986(1)
                                       ---------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning
 of period                              $  31.64 $  26.04  $ 23.24  $ 15.24   $  20.40 $ 16.31  $ 14.39  $ 13.12   $ 16.21    $13.71

Income (loss) from investment
 operations:

 Net investment income                       .10      .05      .06      .08        .32     .50      .33      .21       .12       .09

 Net realized and unrealized gain
  (loss) on investments and
  options written                         (2.22)     6.71     3.43     8.18     (3.54)    3.93     1.60     1.67    (1.24)      3.40
                                       ---------------------------------------------------------------------------------------------
 Total income (loss) from
  investment operations                   (2.12)     6.76     3.49     8.26     (3.22)    4.43     1.93     1.88    (1.12)      3.49
                                       ---------------------------------------------------------------------------------------------
Dividends and distributions to
 shareholders:

 Dividends from net investment income      (.04)    (.06)    (.14)    (.26)      (.53)   (.34)       --    (.34)     (.21)     (.20)

 Distributions from net realized gain
  on investments and options written      (3.53)   (1.10)    (.55)       --     (1.41)      --    (.01)    (.27)    (1.76)     (.79)
                                       ---------------------------------------------------------------------------------------------
 Total dividends and distributions to
  shareholders                            (3.57)   (1.16)    (.69)    (.26)     (1.94)   (.34)    (.01)    (.61)    (1.97)     (.99)
                                       ---------------------------------------------------------------------------------------------
Net asset value, end of period          $  25.95 $  31.64  $ 26.04  $ 23.24    $ 15.24 $ 20.40  $ 16.31  $ 14.39   $ 13.12    $16.21
                                      ==============================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)      (7.59)%   27.32%   15.42%   54.72%   (16.82)%  27.57%   13.41%   14.34%   (1.65)%       N/A

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period
 (in thousands)                         $185,774 $136,885  $83,335  $49,371   $ 23,295 $27,523  $13,667  $ 9,692   $ 4,549    $3,852

Average net assets (in thousands)       $153,832 $ 98,228  $56,371  $34,887   $ 24,774 $21,307  $13,239  $ 8,598   $ 3,099    $2,292

Number of shares outstanding at
 end of period
 (in thousands)                            7,158    4,326    3,201    2,125      1,528   1,349      838      674       347       238

Ratios to average net assets:

Net investment income                       .50%     .23%     .30%     .81%      1.93%   3.27%    2.13%    1.68%  2.36%(4)     2.27%

Expenses                                    .57%     .47%     .54%     .63%       .71%    .68%     .73%     .75%  1.01%(4)     2.17%

Portfolio turnover rate(6)                 96.5%   122.8%    78.9%   122.3%     222.0%  130.5%   128.7%   138.7%    100.1%    464.8%


1. For the year ended June 30, 1986. Operating results were achieved by Centennial Capital Appreciation Fund, a separate investment company acquired by OCAP on August 14, 1986.
2. For the six months ended December 31, 1986. Operating results prior to August 15, 1986 were achieved by Centennial Capital Appreciation Fund, a separate investment company acquired by OCAP on August 14, 1986.
3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
4. Annualized.
5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

                                                         OPPENHEIMER GLOBAL SECURITIES FUND
                                               ---------------------------------------------------------
                                                 1994         1993        1992       1991     1990(1)
                                               ---------------------------------------------------------
PER SHARE OPERATING DATA:

Net asset value, beginning of period            $  16.30     $  9.57     $ 10.38     $10.04      $10.00

Income (loss) from investment operations:

 Net investment income                               .04       (.02)         .07        .04          --

 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                     (.96)        6.75       (.80)        .30         .04
                                               ----------------------------------------------  --------
 Total income (loss) from investment
  operations                                       (.92)        6.73       (.73)        .34         .04
                                               ----------------------------------------------  --------
Dividends and distributions to shareholders:

 Dividends from net investment income              (.04)          --       (.04)         --          --

 Distributions from net realized gain on
  investments and foreign currency
  transactions                                     (.25)          --       (.04)         --          --
                                               ---------------------------------------------------------
 Total dividends and distributions to
  shareholders                                     (.29)          --       (.08)         --          --
                                               ---------------------------------------------------------
Net asset value, end of period                  $  15.09     $ 16.30     $  9.57     $10.38      $10.04
                                               =========================================================

TOTAL RETURN, AT NET ASSET VALUE(2)              (5.72)%      70.32%     (7.11)%      3.39%        .40%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)        $297,842     $96,425     $13,537     $7,339      $  432

Average net assets (in thousands)               $214,545     $31,696     $11,181     $3,990      $  263

Number of shares outstanding at end
 of period (in thousands)                         19,743       5,917       1,415        707          43

Ratios to average net assets:

 Net investment income                              .54%        .72%       1.04%       .75%     .08%(3)

 Expenses                                           .91%        .92%       1.06%      1.32%    6.84%(3)

 Portfolio turnover rate(4)                        70.4%       65.1%       34.1%      29.5%        0.0%


1. For the period from November 12, 1990 (commencement of operations) to December 31, 1990.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.


                                                                            OPPENHEIMER GROWTH FUND
                                           -----------------------------------------------------------------------------------------
                                             1994     1993     1992     1991     1990     1989     1988     1987    1986     1985(1)
                                           -----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:

Net asset value, beginning of period        $ 17.70  $ 16.96  $ 15.17  $ 12.54  $ 16.38  $ 13.64  $ 11.21  $ 12.53  $10.95    $10.00

Income (loss) from investment operations:

 Net investment income                          .22      .46      .16      .30      .56      .66      .29      .20     .13       .16

 Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                (.05)      .74     1.99     2.82   (1.79)     2.50     2.19      .24    1.76       .79
                                           -----------------------------------------------------------------------------------------
 Total income from investment operations        .17     1.20     2.15     3.12   (1.23)     3.16     2.48      .44    1.89       .95
                                           -----------------------------------------------------------------------------------------
Dividends and distributions to
 shareholders:

 Dividends from net investment income         (.15)    (.14)    (.36)    (.49)    (.62)    (.35)       --    (.34)   (.15)        --

 Distributions from net realized gain on
  investments and foreign currency
  transactions                                (.04)    (.32)       --       --   (1.99)    (.07)    (.05)   (1.42)   (.16)        --
                                           -----------------------------------------------------------------------------------------
 Total dividends and distributions to
  shareholders                                (.19)    (.46)    (.36)    (.49)   (2.61)    (.42)    (.05)   (1.76)   (.31)        --
                                           -----------------------------------------------------------------------------------------
Net asset value, end of period              $ 17.68  $ 17.70  $ 16.96  $ 15.17  $ 12.54  $ 16.38  $ 13.64  $ 11.21  $12.53    $10.95
                                           =========================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)            .97%    7.25%   14.53%   25.54%  (8.21)%   23.59%   22.09%    3.32%  17.76%     9.50%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)    $63,283  $56,701  $36,494  $22,032  $15,895  $19,301  $17,746  $14,692  $8,287    $  820

Average net assets (in thousands)           $59,953  $46,389  $25,750  $18,810  $17,235  $18,596  $15,585  $15,121  $3,744    $  388

Number of shares outstanding at end of
 period (in thousands)                        3,580    3,203    2,152    1,453    1,267    1,179    1,301    1,311     661        75

Ratios to average net assets:

 Net investment income                        1.38%    1.13%    1.36%    2.82%    4.09%    3.72%    2.39%    1.56%   2.62%  4.25%(3)

 Expenses                                      .58%     .50%     .61%     .70%     .71%     .70%     .70%     .75%    .75%   .75%(3)

 Portfolio turnover rate(4)                   53.8%    12.6%    48.7%   133.9%   267.9%   148.0%   132.5%   191.0%  100.9%    132.9%


1. For the period from April 3, 1985 (commencement of operations) to December 31, 1985.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

                                                                   OPPENHEIMER STRATEGIC BOND FUND
                                                              -----------------------------------------
                                                                       1994                 1993(1)
                                                              -----------------------------------------
PER SHARE OPERATING DATA:

Net asset value, beginning of period                                   $5.12                 $5.00

Income (loss) from investment operations:

 Net investment income                                                   .35                   .10

 Net realized and unrealized gain (loss) on
  investments, options written and foreign
  currency transactions                                                (.54)                   .11
                                                              -----------------------------------------
 Total income (loss) from investment operations                        (.19)                   .21
                                                              -----------------------------------------
Dividends and distributions to shareholders:

 Dividends from net investment income                                  (.32)                 (.09)

 Distributions from net realized gain on investments,
  options written and foreign currency transactions                       --                    --

 Distributions in excess of net realized gain on
  investments                                                          (.01)                    --
                                                              -----------------------------------------
 Total dividends and distributions to shareholders                     (.33)                 (.09)
                                                              -----------------------------------------
Net asset value, end of period                                         $4.60                 $5.12
                                                              =========================================

TOTAL RETURN, AT NET ASSET VALUE(2)                                  (3.78)%                 4.25%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                             $20,320                $9,887

Average net assets (in thousands)                                    $15,389                $4,259

Number of shares outstanding at end of period
 (in thousands)                                                        4,418                 1,930

Ratios to average net assets:

 Net investment income                                                 8.36%              5.67%(3)

 Expenses                                                               .87%               .96%(3)

 Portfolio turnover rate(4)                                           136.6%                 10.9%


1. For the period from May 3, 1993 (commencement of operations) to December 31, 1993.
2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized.
4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

INVESTMENT OBJECTIVES AND POLICIES - STRATEGIC BOND FUND.

The investment objective of Strategic Bond Fund is to seek a high level of current income principally derived from interest on debt securities and to enhance such income by writing covered call options on debt securities. Although the premiums received by Strategic Bond Fund from writing covered calls are a form of capital gain, the Fund generally will not make investments in securities with the objective of seeking capital appreciation.

The Fund intends to invest principally in: (i) lower-rated high yield domestic debt securities; (ii) U.S. Government securities, and (iii) foreign government and corporate debt securities. Under normal circumstances, the Fund's assets will be invested in each of these three sectors. However, Strategic Bond Fund may from time to time invest up to 100% of its total assets in any one sector if, in the judgment of the Manager, the Fund has the opportunity of seeking a high level of current income without undue risk to principal. Accordingly, the Fund's investments should be considered speculative. Distributable income will fluctuate as the Fund assets are shifted among the three sectors.

 . High Yield Securities. The higher yields and high income sought by Strategic
  Bond Fund are generally obtainable from securities in the lower rating categories of the established rating services, commonly known as "junk bonds." Such securities are rated "Baa" or lower by Moody's or "BBB" or lower by Standard & Poor's. Strategic Bond Fund may invest in securities rated as low as "C" by Moody's or "D" by Standard & Poor's. Such ratings indicate that the obligations are speculative in a high degree and may be in default. Risks of high yield, high risk securities are discussed under "Risk Factors" below. Strategic Bond Fund's portfolio at December 31, 1994, contained securities in the following rating categories as rated by Standard & Poor's (the percentages relate to the weighted average of the bonds in each rating category as a percentage of that Fund's total assets): AAA, 22.53%; AA, 2.41%; BBB, .41%; BB, 5.32%; B, 20.57%; CCC, 3.17%; D, .62%; unrated, 17.76%. If a bond was not rated by Standard & Poor's but was rated by Moody's, it is included in the comparable category. The Manager will not rely principally on the ratings assigned by rating services. Strategic Bond Fund is not obligated to dispose of securities whose issuers subsequently are in default or if the rating of such securities is reduced. Appendix B of this Prospectus describes these rating categories. Strategic Bond Fund may also invest in unrated securities which, in the opinion of the Manager, offer yields and risks comparable to those of securities which are rated.

 . International Securities. The Fund may invest in foreign government and foreign corporate debt securities (which may be denominated in U.S. dollars or in non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities. These investments may include (i) U.S. dollar-denominated debt obligations known as "Brady Bonds," which are issued for the exchange of existing commercial bank loans to foreign entities for new obligations that are generally collateralized by zero coupon Treasury securities having the same maturity, (ii) debt obligations such as bonds (including sinking fund and callable bonds), (iii) debentures and notes (including variable rate and floating rate instruments), and (iv) preferred stocks and zero coupon securities. Further information about investments in foreign securities is set forth below under "Other Investment Techniques and Strategies - Foreign Securities."

 . U.S. Government Securities. U.S. Government Securities are debt obligations issued by or guaranteed by the United States Government or one of its agencies or instrumentalities. Although U.S. Government Securities are considered among the most creditworthy of fixed-income investments and their yields are generally lower than the yields available from corporate debt securities, the values of U.S. Government Securities (and of fixed-income securities generally) will vary inversely to changes in prevailing interest rates. To compensate for the lower yields available on U.S. Government securities, Strategic Bond Fund will attempt to augment these yields by writing covered call options against them. See "Hedging," below. Certain of these obligations, including U.S. Treasury notes and bonds, and mortgage-backed securities guaranteed by the Government National Mortgage Association ("Ginnie Maes"), are supported by the full faith and credit of the United States. Certain other U.S. Government Securities, issued or guaranteed by Federal agencies or government-sponsored enterprises, are not supported by the full faith and credit of the United States. These latter securities may include obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association bonds ("Fannie Maes"). U.S. Government Securities in which the Fund may invest include zero coupon U.S. Treasury securities, mortgage-backed securities and money market instruments.

  Zero coupon Treasury securities are: (i) U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts; or (ii) certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest. Because the Fund accrues taxable income from these securities without receiving cash, the Fund may be required to sell portfolio securities in order to pay cash dividends or to meet redemptions. The Fund may invest up to 50% of its total assets at the time of purchase in zero coupon securities issued by either corporations or the U.S. Treasury.

 . Domestic Securities. The Fund's investments in domestic securities may include preferred stocks, participation interests and zero coupon securities. Domestic investments include fixed-income securities and dividend-paying common stocks issued by domestic corporations in any industry which may be denominated in U.S. dollars or non-U.S. currencies.

  The Fund's investments may include securities which represent participation interests in loans made to corporations (see "Participation Interests," below) and in pools of residential mortgage loans which may be guaranteed by agencies or instrumentalities of the U.S. Government (e.g. Ginnie Maes, Freddie Macs and Fannie Maes), including collateralized mortgage-backed obligations ("CMOs"), or which may not be guaranteed. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at lower rates than the original investment, thus reducing the yield of the Fund. CMOs in which the Fund may invest are securities issued by a U.S. Government instrumentality or private corporation that are collateralized by a portfolio of mortgages or mortgage-backed securities which may or may not be guaranteed by the U.S. Government. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates.

  The Fund may also invest in CMOs that are "stripped." That means that the security is divided into two parts, one of which receives some or all of the principal payments (and is known as a "P/O") and the other which receives some or all of the interest (and is known as an "I/O"). P/Os and I/Os are generally referred to as "derivative investments," discussed further below.

  The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay "interest only" are therefore subject to greater price volatility when interest rates change, and they have the additional risk that if the underlying mortgages are prepaid, the Fund will lose the anticipated cash flow from the interest on the prepaid mortgages. That risk is increased when general interest rates fall, and in times of rapidly falling interest rates, the Fund might receive back less than its investment.

  The value of "principal only" securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity.

  Stripped securities are generally purchased and sold by institutional investors through investment banking firms. At present, established trading markets have not yet developed for these securities. Therefore, some stripped securities may be deemed "illiquid." If the Fund holds illiquid stripped securities, the amount it can hold will be subject to the Fund's investment policy limiting investments in illiquid securities to 15% of the Fund's assets.

  The Fund may also enter into "forward roll" transactions with mortgage-backed securities. The Fund sells mortgage-backed securities it holds to banks or other buyers and simultaneously agrees to repurchase a similar security from that party at a later date at an agreed-upon price. Forward rolls are considered to be a borrowing. The Fund is required to place liquid assets in a segregated account with its custodian bank in an amount equal to its obligation under the forward roll. The main risk of this investment strategy is risk of default by the counterparty.

  The Fund may also invest in asset-backed securities, which are securities that represent fractional undivided interests in pools of consumer loans and trade receivables, similar in structure to the mortgage-backed securities in which the Fund may invest, described above. Payments of principal and interest are passed through to holders of asset-backed securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or having a priority to certain of the borrower's other securities. The degree of credit enhancement varies, and generally applies to only a fraction of the asset-backed security's par value until exhausted.

RISK FACTORS. The securities in which Strategic Bond Fund principally invest are considered speculative and involve greater risk than lower yielding, higher rated fixed-income securities, while providing higher yields than such securities. Lower rated securities may be less liquid, and significant losses could be experienced if a substantial number of other holders of such securities decide to sell at the same time. Other risks may involve the default of the issuer or price changes in the issuer's securities due to changes in the issuer's financial strength or economic conditions. Issuers of lower rated or unrated securities are generally not as financially secure or creditworthy as issuers of higher-rated securities. These Funds are not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. These risks are discussed in more detail in the Statement of Additional Information.

INVESTMENT OBJECTIVES AND POLICIES - CAPITAL APPRECIATION FUND, GROWTH FUND AND GLOBAL SECURITIES FUND.

CAPITAL APPRECIATION FUND. In seeking its objective of capital appreciation, Capital Appreciation Fund will emphasize investments in securities of "growth-type" companies. Such companies are believed to have relatively favorable long-term prospects for increasing demand for their goods or services, or to be developing new products, services or markets, and normally retain a relatively larger portion of their earnings for research, development and investment in capital assets. "Growth-type" companies may also include companies developing applications for recent scientific advances. Capital Appreciation Fund may also invest in cyclical industries and in "special situations" that the Manager believes present opportunities for capital growth. "Special situations" are anticipated acquisitions, mergers or other unusual developments which, in the opinion of the Manager, will increase the value of an issuer's securities, regardless of general business conditions or market movements. An additional risk is present in this type of investment since the price of the security may be expected to decline if the anticipated development fails to occur.

GROWTH FUND. In seeking its objective of capital appreciation, Growth Fund will emphasize investments in securities of well-known and established companies. Such securities generally have a history of earnings and dividends and are issued by seasoned companies (having an operating history of at least five years, including predecessors). Current income is a secondary consideration in the selection of Growth Fund's portfolio securities.

GLOBAL SECURITIES FUND. The objective of Global Securities Fund is to seek long-term capital appreciation. Current income is not an objective. In seeking its objective, the Fund will invest a substantial portion of its invested assets in securities of foreign issuers, "growth-type" companies (those which, in the opinion of the Manager, have relatively favorable long-term prospects for increasing demand or which develop new products and retain a significant part of earnings for research and development), cyclical industries (e.g. base metals, paper and chemicals) and special investment situations which are considered to have appreciation possibilities (e.g., private placements of start-up companies). The Fund may invest without limit in "foreign securities" (as defined below in "Other Investment Techniques and Strategies - Foreign Securities") and thus the relative amount of such investments will change from time to time. It is currently anticipated that Global Securities Fund may invest as much as 80% or more of its total assets in foreign securities. Under normal market conditions, the Fund will invest its total assets in securities of issuers traded in markets of at least three countries (which may include the United States). See "Other Investment Techniques and Strategies - Foreign Securities," below, for further discussion as to the possible rewards and risks of investing in foreign securities and as to additional diversification requirements for the Fund's foreign investments.

CAN THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES CHANGE? The Funds have investment objectives, described above, as well as investment policies each follows to try to achieve its objectives. Additionally, the Funds use certain investment techniques and strategies in carrying out those investment policies. The Funds' investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." Each Fund's investment objectives are fundamental policies.

The Trust's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus. Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information).

OTHER INVESTMENT TECHNIQUES AND STRATEGIES. Some of the Funds can also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

SPECIAL RISKS - BORROWING FOR LEVERAGE. From time to time, Capital Appreciation Fund, Strategic Bond Fund, Growth Fund and Global Securities Fund may borrow money from banks to buy securities. These Funds will borrow only if they can do so without putting up assets as security for a loan. This is a speculative investment method known as "leverage." This investing technique may subject the Fund to greater risks and costs than funds that do not borrow. These risks may include the possibility that a Fund's net asset value per share will fluctuate more than funds that don't borrow, since a Fund pays interest on borrowings and interest expense affects a Fund's share price and yield. Growth Fund may borrow only up to 5% of the value of its total assets and Global Securities Fund may borrow up to 10% of the value of its total assets. Global Securities Fund will not borrow, if as a result of such borrowing more than 25% of its total assets would consist of investments in when-issued or delayed delivery securities or borrowed funds. Borrowing for Leverage is subject to regulatory limits described in more detail in "Borrowing" in the Statement of Additional Information.

Pursuant to an undertaking by Capital Appreciation Fund, Strategic Bond Fund and Global Securities Fund, borrowing by each such Fund is limited to 25% of the value of its net assets, which is further limited to 10% if the borrowing is for a purpose other than to facilitate redemptions. Neither percentage limitation is a fundamental policy.

INVESTMENTS IN SMALL, UNSEASONED COMPANIES. Capital Appreciation Fund, Growth Fund, Global Securities Fund and Strategic Bond Fund may each invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, counting the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the Fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile. It is not currently intended that investments in securities of companies (including predecessors) that have operated less than three years will exceed 5% of the net assets of Growth Fund. Capital Appreciation Fund, Global Securities Fund and Strategic Bond Fund are not subject to this restriction.

PARTICIPATION INTERESTS. Strategic Bond Fund and Global Securities Fund may acquire participation interests in U.S. dollar-denominated loans that are made to U.S. or foreign companies (the "borrower"). They may be interests in, or assignments of, the loan, and are acquired from the banks or brokers that have made the loan or are members of the lending syndicate. No more than 5% of a Fund's net assets can be invested in participation interests of the same borrower. The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. The value of loan participation interests primarily depends upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, the Fund could experience a decline in the net asset value of its shares. Some borrowers may have senior securities rated as low as "C" by Moody's or "D" by Standard & Poor's, but may be deemed acceptable credit risks. Participation interests are subject to each Fund's limitations on investments in illiquid securities. See "Illiquid and Restricted Securities" below.

FOREIGN SECURITIES. Each Fund may purchase "foreign securities" that is, securities of companies organized under the laws of countries other than the United States that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts ("ADRs"), or that are listed on a U.S. securities exchange or are traded in the United States over-the-counter markets are not considered "foreign securities" for this purpose because they are not subject to many of the special considerations and risks (discussed below and in the Statement of Additional Information) that apply to foreign securities traded and held abroad. If a Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodians holding them must be approved by the Fund's Board of Trustees under applicable SEC rules. Each Fund may also invest in debt obligations issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, subject to the investment policies described above. Foreign securities which the Funds may purchase may be denominated in U.S. dollars or in non-U.S. currencies. The Funds may convert U.S. dollars into foreign currency, but only to effect securities transactions and not to hold such currency as an investment, other than in hedging transactions (see "Hedging" below).

It is currently intended that each Fund (other than Global Securities Fund or Strategic Bond Fund) will invest no more than 25% of its total assets in foreign securities or in government securities of any foreign country or in obligations of foreign banks. Global Securities Fund and Strategic Bond Fund have no restrictions on the amount of their assets that may be invested in foreign securities. Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative.

The Funds have undertaken to comply with the foreign country diversification guidelines of Section 10506 of the California Insurance Code, as follows:
Whenever a Fund's investment in foreign securities exceeds 25% of its net assets, it will invest its assets in securities of issuers located in a minimum of two different foreign countries; this minimum is increased to three foreign countries if foreign investments comprise 40% or more of a Fund's net assets, to four if 60% or more and to five if 80% or more. In addition, no such Fund will have more than 20% of its net assets invested in securities of issuers located in any one foreign country; that limit is increased to 35% for Australia, Canada, France, Japan, the United Kingdom or Germany.

The percentage of each Fund's assets that will be allocated to foreign securities will vary depending on the relative yields of foreign and U.S. securities, the economies of foreign countries, the condition of their financial markets, the interest rate climate of such countries, and the relationship of such countries' currencies to the U.S. dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status, and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in a Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. Each such Fund's portfolio of foreign securities may include those of a number of foreign countries or, depending upon market conditions and subject to the above diversification requirements those of a single country. In summary, foreign securities markets may be less liquid and more volatile than the markets in the U.S. Risks of foreign securities investing may include foreign withholding taxation, changes in currency rates or currency blockage, currency exchange costs, difficulty in obtaining and enforcing judgments against foreign issuers, relatively greater brokerage and custodial costs, risk of expropriation or nationalization of assets, less publicly available information, and differences between domestic and foreign legal, auditing, brokerage and economic standards. See "Investment Objectives and Policies - Foreign Securities" in the Statement of Additional Information for further details.

WARRANTS AND RIGHTS. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are options to purchase securities, normally granted to current holders by the issuer. Each of the Funds may invest up to 5% of its total assets in warrants and rights. That 5% does not apply to warrants and rights that have been acquired as part of units with other securities or that were attached to other securities. No more than 2% of each such Fund's total assets may be invested in warrants that are not listed on either the New York or American Stock Exchanges. For further details about these investments, see "Warrants and Rights" in the Statement of Additional Information.

REPURCHASE AGREEMENTS. Each Fund may acquire securities that are subject to repurchase agreements to generate income while providing liquidity. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. No Fund will enter into a repurchase agreement that causes more than 15% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements of seven days or less.

ILLIQUID AND RESTRICTED SECURITIES. Under the policies and procedures established by the Board of Trustees, the Manager determines the liquidity of a Fund's investments. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on resale or cannot be sold publicly until it is registered under the Securities Act of 1933. No Fund will invest more than 15% of its net assets in illiquid or restricted securities; no Fund presently intends to invest more than 10% of its net assets in illiquid or restricted securities. This policy applies to participation interests, bank time deposits, master demand notes and repurchase transactions maturing in more than seven days, over-the-counter ("OTC") options held by any Fund and that portion of assets used to cover such OTC options [Global Securities and Strategic Bond Funds]; it does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

LOANS OF PORTFOLIO SECURITIES. To attempt to increase its income, each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. These loans are limited to 25% of the Fund's net assets and are subject to other conditions described in the Statement of Additional Information. The Funds presently do not intend to lend portfolio securities, but if any Fund does, the value of securities loaned is not expected to exceed 5% of the value of that Fund's total assets.

"WHEN-ISSUED" OR DELAYED DELIVERY TRANSACTIONS. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to a Fund if the value of the security changes prior to the settlement date.

HEDGING. As described below, the Funds may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures and broadly-based stock or bond indices, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Funds do not use hedging instruments for speculative purposes, and have limits on the use of them, described below. The hedging instruments the Funds may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

The Funds may buy and sell options, futures and forward contracts for a number of purposes. They may do so to try to manage their exposure to the possibility that the prices of their portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Strategic Bond Fund may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Funds' portfolio against price fluctuations.

Other hedging strategies, such as buying futures and call options, tend to increase the Funds' exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on Funds' foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Funds own, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Funds for liquidity purposes or to raise cash to distribute to shareholders.

FUTURES. Global Securities Fund, Capital Appreciation Fund, Growth Fund and Strategic Bond Fund may buy and sell futures contracts that relate to broadly-based stock indices (these are referred to as Stock Index Futures). Strategic Bond Fund and Global Securities Fund may buy and sell futures contracts that relate to interest rates (these are referred to as Interest Rate Futures).
These types of Futures are described in "Hedging" in the Statement of Additional Information.

PUT AND CALL OPTIONS.  The Funds may buy and sell certain kinds of put options
(puts) and call options (calls).

The Funds may buy calls only on securities, broadly-based stock and bond indices, foreign currencies and Futures that the Fund is permitted to buy and sell (as explained above) or to terminate their obligation on a call that the Fund previously wrote. The Funds may write (that is, sell) covered call options on up to 100% of each Fund's assets. When a Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from that Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

The Funds may purchase put options. Buying a put on an investment gives that Fund the right to sell the investment at a set price to a seller of a put on that investment. The Funds can buy only those puts that relate to (1) securities (whether or not that Fund owns such securities), (2) Futures that the Fund is permitted to buy and sell (as explained above), (3) broadly-based stock or bond indices or (4) foreign currencies. A Fund can buy a put on a Future whether or not that Fund owns the particular Future in its portfolio. A Fund may not sell a put other than a put that it previously purchased.

The Funds may buy and sell puts and calls only if certain conditions are met:
(1) calls the Funds buy or sell must be listed on a securities or commodities exchange, or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. ("NASDAQ"); (2) in the case of puts and calls on foreign currency, they must be traded on a securities or commodities exchange, or in the over-the-counter market, or quoted by recognized dealers in those options; (3) none of the Funds will write puts if, as a result, more than 50% of its net assets would be required to be segregated liquid assets; (4) each call the Funds write must be "covered" while it is outstanding: that means a Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls;
(5) a Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised; (6) a call or put option may not be purchased if the value of all of a Fund's put and call options would exceed 5% of that Fund's total assets.

If a call written by a Fund is exercised, the Fund forgoes any possible profit from an increase in the market price of the underlying security over the exercise price less the commissions paid on the sale. In addition, the Fund could experience capital losses which might cause previously distributed short-term capital gains to be recharacterized as non-taxable return of capital to shareholders.

FORWARD CONTRACTS. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Funds use them to "lock-in" the U.S. dollar price of a security denominated in a foreign currency that a Fund has bought or sold, or to protect against losses from changes in the relative values of the U.S. dollar and a foreign currency. Such Funds may also use "cross hedging," where a Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

INTEREST RATE SWAPS. Strategic Bond Fund can also enter into interest rate swap transactions. In an interest rate swap, a Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. A Fund enters into swaps only on securities it owns. Each of these Funds may not enter into swaps with respect to more than 50% of its total assets. Also, each Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce that Fund's return. A Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

Options trading involves the payment of premiums and has special tax effects on the Funds. There are also special risks in particular hedging strategies. If a covered call written by a Fund is exercised on a security that has increased in value, that Fund will be required to sell the security at the call price and will not be able to realize any profit if the security has increased in value above the call price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, each Fund limits its exposure to the amount of its assets denominated in the foreign currency. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Funds could be obligated to pay more under their swap agreements they receive under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

DERIVATIVE INVESTMENTS. Each Fund can invest in a number of different kinds of "derivative investments." Such Funds may use some types of derivatives for hedging purposes, and may invest in others because they offer the potential for increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency. In the broadest sense, derivative investments include exchange-traded options and futures contracts (please refer to "Hedging").

One risk of investing in derivative investments is that the company issuing the instrument might not pay the amount due on the maturity of the instrument. There is also the risk that the underlying investment or security might not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks can mean that a Fund will realize less income than expected from its investments, or that it can lose part of the value of its investments, which will affect that Fund's share price. Certain derivative investments held by the Funds may trade in the over-the-counter markets and may be illiquid. If that is the case, the Funds' investment in them will be limited, as discussed in "Illiquid and Restricted Securities."

Another type of derivative the Funds may invest in is an "index-linked" note. On the maturity of this type of debt security, payment is made based on the performance of an underlying index, rather than based on a set principal amount for a typical note. Another derivative investment such Funds may invest in are currency-indexed securities. These are typically short-term or intermediate-term debt securities. Their value at maturity or the interest rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income but at a greater risk of loss.

Other derivative investments the Funds may invest in include "debt exchangeable for common stock" of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock is not as high as was expected).

PORTFOLIO TURNOVER. A change in the securities held by the Fund is known as "portfolio turnover." The Funds may engage frequently in short-term trading to try to achieve their objectives. High turnover and short-term trading involve correspondingly greater commission expenses and transaction costs for Capital Appreciation Fund, Growth Fund and Global Securities Fund and to a lesser extent, higher transaction costs for Strategic Bond Fund. The "Financial Highlights," above show the portfolio turnover for the past fiscal years for each Fund which is not expected to exceed a portfolio turnover rate of 200% in the current fiscal year. If any Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify under the tax laws as a regulated investment company (see "Dividends, Capital Gains and Taxes," below).

SHORT SALES AGAINST-THE-BOX. In a short sale, the seller does not own the security that is sold, but normally borrows the security to fulfill its delivery obligation. The seller later buys the security to repay the loan, in the expectation that the price of the security will be lower when the purchase is made, resulting in a gain. The Funds may not sell securities short except that each Fund may sell securities short in collateralized transactions referred to as "short sales against-the-box." No more than 15% of any Fund's net assets will be held as collateral for such short sales at any one time.

OTHER INVESTMENT RESTRICTIONS

Each of the Funds has certain investment restrictions which, together with its investment objective, are fundamental policies. Under some of those restrictions, each Fund cannot: (1) with respect to 75% of its total assets, invest in securities (except those of the U.S. Government or its agencies or instrumentalities) of any issuer if immediately thereafter, either (a) more than 5% of that Fund's total assets would be invested in securities of that issuer, or (b) that Fund would then own more than 10% of that issuer's voting securities or 10% in principal amount of the outstanding debt securities of that issuer (the latter limitation on debt securities does not apply to Strategic Bond
Fund); (2) lend money except in connection with the acquisition of debt securities which a Fund's investment policies and restrictions permit it to purchase; the Funds may also make loans of portfolio securities (see "Loans of Portfolio Securities"); (3) pledge, mortgage or hypothecate any assets to secure a debt; the escrow arrangements which are involved in options trading are not considered to involve such a mortgage, hypothecation or pledge; (4) concentrate investments in any particular industry; therefore these Funds will not purchase the securities of issuers primarily engaged in the same industry if more than 25% of the total value of that Fund's assets would (in the absence of special circumstances) consist of securities of companies in a single industry; and (5) deviate from the percentage requirements and other restrictions listed under "Warrants and Rights," and the first paragraph under "Special Risks-Borrowing for Leverage." None of the percentage limitations and restrictions described above and in the Statement of Additional Information for the Funds with respect to writing covered calls, hedging, short sales and derivatives is a fundamental policy.

All of the percentage restrictions described above and elsewhere in this Prospectus, other than those described under "Other Investment Techniques and Strategies--Special Risks-Borrowing for Leverage," apply only at the time a Fund purchases a security. A Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information. The Trustees of the Trust are required to monitor events to identify any irreconcilable conflicts which may arise between the variable life insurance policies and variable annuity contracts that invest in the Funds. Should any conflict arise which ultimately requires that any substantial amount of assets be withdrawn from any Fund, its operating expenses could increase.

HOW THE FUNDS ARE MANAGED

ORGANIZATION AND HISTORY. The Trust was organized in 1984 as a Massachusetts business trust. The Trust is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest. It consists of nine separate Funds. As noted above, this Prospectus describes four of those Funds: Growth Fund, organized in 1984, Capital Appreciation Fund, organized in 1986, Global Securities Fund, organized in 1990 and Strategic Bond Fund, organized in 1993.

The Trust is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Funds' activities, review performance, and review the actions of the Manager. "Trustees and Officers of the Trust" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Trust. Although the Trust is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

THE MANAGER AND ITS AFFILIATES. The Funds are managed by the Manager, Oppenheimer Management Corporation, which is responsible for selecting the Funds' investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under Investment Advisory Agreements for each Fund which state the Manager's responsibilities. The Agreements set forth the fees paid by each Fund to the Manager and describe the expenses that each Fund is responsible to pay to conduct its business.

The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other OppenheimerFunds, with assets of more than $29 billion as of December 31, 1994, and with more than 2.4 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company.

PORTFOLIO MANAGERS. The Portfolio Managers of Strategic Bond Fund are David P. Negri and Arthur P. Steinmetz. They are the persons principally responsible for the day-to-day management of those Funds since May 1993. During the past five years, Messrs. Steinmetz and Negri have also served as officers of other OppenheimerFunds. The Portfolio Manager of Global Securities Fund is George Evans. He has been the person principally responsible for the day-to-day management of that Fund since February, 1991. During the past five years, he has also served as an Associate Portfolio Manager for other OppenheimerFunds and formerly served as an international equities portfolio manager/analyst with Brown Brothers Harriman & Co. The Portfolio Manager of Growth Fund is Jane Putnam. She has been the person principally responsible for the day-to-day management of that Fund's portfolio since May 1994. During the past five years, Ms. Putnam has also served as an Associate Portfolio Manager for other OppenheimerFunds and formerly served as a portfolio manager and equity research analyst for Chemical Bank. The Portfolio Manager of Capital Appreciation Fund is Paul LaRocco. He has been the person principally responsible for the day-to-day management of that Fund's portfolio since January 1994. During the past five years, he has also served as an Associate Portfolio Manager for other OppenheimerFunds and formerly served as a securities analyst with Columbus Circle Investors, prior to which he was an investment analyst for Chicago Title & Trust Co. Messrs. Negri and Evans are Vice Presidents of the Manager, Mr. Steinmetz is a Senior Vice President of the Manager, and Ms. Putnam and Mr. LaRocco are Assistant Vice Presidents of the Manager. Each of the Portfolio Managers named above are also Vice Presidents of the Trust.

FEES AND EXPENSES. The monthly management fee payable to the Manager is computed separately on the net assets of each Fund as of the close of business each day. The management fee rates that became effective September 1, 1994 are as follows:
(i) for Capital Appreciation Fund, Growth Fund and Global Securities Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of net assets over $800 million; and (ii) for Strategic Bond Fund: 0.75% of the first $200 million of net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million, and 0.50% of net assets over $1 billion. The management fee rates in effect prior to September 1, 1994 are contained in note 8 to the Funds' financial statements included in the Statement of Additional Information.

During the fiscal year ended December 31, 1994, the management fee (computed on an annualized basis as a percentage of the net assets of all the Funds as of the close of business each day) and the total operating expenses as a percentage of average net assets of each Fund, when restated to reflect the current management fee rates described above and the current limitation on expenses described in the Statement of Additional Information, were as follows:

                                             TOTAL
                             MANAGEMENT     OPERATING
                                FEES       EXPENSES(1)
Capital Appreciation Fund      .75%          .80%
Growth Fund                    .75%          .81%
Global Securities Fund         .75%          .95%
Strategic Bond Fund            .75%          .93%

--------------------
(1) This table does not reflect expenses that apply at the separate account level or to related insurance products.

The Funds pay expenses related to their daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Funds' assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the investment advisory agreement is contained in the Statement of Additional Information.

There is also information about the Funds' brokerage policies and practices in "Brokerage Policies of the Funds" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Funds' portfolio transactions. When deciding which brokers to use, the Manager is permitted by the investment advisory agreements to consider whether brokers have sold shares of the Funds or any other funds for which the Manager serves as investment adviser.

SHAREHOLDER INQUIRIES. Inquiries by policyowners for Account information are to be directed to the insurance company issuing the Account at the address or telephone number shown in the accompanying Account Prospectus.

PERFORMANCE OF THE FUNDS

EXPLANATION OF PERFORMANCE TERMINOLOGY. Strategic Bond Fund uses the terms "yield," "total return," and "average annual total return" to illustrate performance. All the Funds use the terms "average annual total return" and "total return" to illustrate their performance. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices, as we have done below.

It is important to understand that the Funds' total returns and yields represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Funds' performance.
Each Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio and expenses.

YIELDS. Yield for Strategic Bond Fund will be computed in a standardized manner for mutual funds, by dividing that Fund's net investment income per share earned during a 30-day base period by the maximum offering price (equal to the net asset value) per share on the last day of the period. This yield calculation is compounded on a semi-annual basis, and multiplied by 2 to provide an annualized yield. The Statement of Additional Information describes a dividend yield and a distribution return that may also be quoted for these Funds.

TOTAL RETURNS. There are different types of total returns used to measure each Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Funds' actual year-by-year performance.

HOW HAVE THE FUNDS PERFORMED? Below is a discussion by the Manager of the Funds' performance during their last fiscal year ended December 31, 1994, followed by a graphical comparison of each Fund's performance to an appropriate broad-based market index.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the Funds' fiscal year ended December 31, 1994, the Manager emphasized the following investment strategies and techniques. For CAPITAL APPRECIATION FUND, stocks of well-managed, innovative companies in sectors with high potential were emphasized, including technology, health care and consumer cyclicals, such as specialty retailing.
For GROWTH FUND, consumer and industrial company stocks were emphasized, including financial, technology and health care issues. For GLOBAL SECURITIES FUND, emerging markets such as Latin America were emphasized, including stocks with strong earnings potential driven by corporate restructurings and the privatization of state-owned industries. For STRATEGIC BOND FUND, corporate bonds in U.S. companies that derive a large percentage of their earnings from Europe were emphasized, foreign fixed-income securities were emphasized in Latin American, Asian and Eastern European countries, and U.S. government securities of a longer term were emphasized.

COMPARING EACH FUND'S PERFORMANCE TO THE MARKET. The charts below show the performance of hypothetical $10,000 investments in each Fund held until December 31, 1994. Performance information does not reflect charges that apply to separate accounts investing in the Funds and is not restated to reflect the increased management fee rates that took effect September 1, 1994. If these charges and expenses were taken into account, performance would be lower.

The performance of Capital Appreciation Fund and Growth Fund is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Global Securities Fund's performance is compared to the Morgan Stanley World Index, an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S., and is widely recognized as a measure of global stock market performance. Strategic Bond Fund's performance is compared to the Lehman Brothers Aggregate Bond Index and the Salomon Brothers World Government Bond Index. The Salomon Brothers World Government Bond Index is an unmanaged index of fixed-rate bonds having a maturity of one year or more, and is widely recognized as a benchmark of fixed income performance on a world-wide basis. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, a Fund's performance reflects the effect of that Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for a Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Capital Appreciation Fund and S&P 500 Index


                             [GRAPH APPEARS HERE]


              1 year                      -7.59%
              5 years                     11.81%
              Life of Fund                13.28%

(1) The inception date of the Fund was 8/15/86. The average annual total returns and the ending accounting value in the graph reflect reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Global Securities Fund and Morgan Stanley World Index


                             [GRAPH APPEARS HERE]


              1 year                      -5.72%
              Life of Fund                11.15%

(1) The inception date of the Fund was 11/12/90. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.

Past performance is not predictive of future performance.
Graphs are not drawn to same scale.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Growth Fund and the S&P 500 Index


                             [GRAPH APPEARS HERE]

 1 year                       0.97%
 5 years                      7.40%
 Life of Fund                11.44%


(1) The inception date of the Fund was 4/3/85. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.
Past performance is not predictive of future performance.
Graphs are not drawn to same scale.


COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer Strategic Bond Fund, Lehman Brothers Aggregate Bond Index and Salomon Brothers World Government Bond Index


                             [GRAPH APPEARS HERE]


 1 year                       -3.78%
 Life of Fund                   .19%

----------------------------
(1) The inception date of the Fund was 5/3/93. The average annual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions.
Past Performance is not predictive of future performance.
Graphs are not drawn to same scale.

ABOUT YOUR ACCOUNT

HOW TO BUY SHARES

Shares of each Fund are offered only for purchase by Accounts as an investment medium for variable life insurance policies and variable annuity contracts, as described in the accompanying Account Prospectus. The sale of shares will be suspended during any period when the determination of net asset value is suspended and may be suspended by the Board of Trustees whenever the Board judges it in that Fund's best interest to do so. Shares of each Fund are offered at their respective offering price, which (as used in this Prospectus and the Statement of Additional Information) is net asset value (without sales charge).

All purchase orders are processed at the offering price next determined after receipt by the Trust of a purchase order in proper form. The offering price (and net asset value) is determined as of the close of The New York Stock Exchange, which is normally 4:00 P.M., New York time, but may be earlier on some days. Net asset value per share of each Fund is determined by dividing the value of that Fund's net assets by the number of its shares outstanding. The Board of Trustees has established procedures for valuing each Fund's securities. In general, those valuations are based on market value.

HOW TO SELL SHARES

Payment for shares tendered by an Account for redemption is made ordinarily in cash and forwarded within seven days after receipt by the Trust's transfer agent, Oppenheimer Shareholder Services (the "Transfer Agent"), of redemption instructions in proper form, except under unusual circumstances as determined by the Securities and Exchange Commission. The Trust understands that payment to the Account owner will be made in accordance with the terms of the accompanying Account Prospectus. The redemption price will be the net asset value next determined after the receipt by the Transfer Agent of a request in proper form. The market value of the securities in the portfolio of the Funds is subject to daily fluctuations and the net asset value of the Funds' shares will fluctuate accordingly. Therefore, the redemption value may be more or less than the investor's cost.

DIVIDENDS, CAPITAL GAINS AND TAXES

DIVIDENDS AND DISTRIBUTIONS OF STRATEGIC BOND FUND. The Trust intends to declare Strategic Bond Fund dividends quarterly, payable in March, June, September and December.

DIVIDENDS AND DISTRIBUTIONS OF CAPITAL APPRECIATION FUND, GROWTH FUND AND GLOBAL SECURITIES FUND. The Trust intends to declare Capital Appreciation Fund, Growth Fund and Global Securities Fund dividends on an annual basis.

CAPITAL GAINS. Any Fund may make a supplemental distribution annually in December out of any net short-term or long-term capital gains derived from the sale of securities, premiums from expired calls written by the Fund, and net profits from hedging transactions. Each such Fund may also make a supplemental distribution of capital gains and ordinary income following the end of its fiscal year. All dividends and capital gains distributions paid on shares of any of the Funds are automatically reinvested in additional shares of that Fund at net asset value determined on the distribution date. There are no fixed dividend rates and there can be no assurance as to payment of any dividends or the realization of any capital gains.

TAX TREATMENT TO THE ACCOUNT AS SHAREHOLDER. Dividends paid by each Fund from its ordinary income and distributions of each Fund's net realized short-term or long-term capital gains are includable in gross income of the Accounts holding such shares. The tax treatment of such dividends and distributions depends on the tax status of that Account.

TAX STATUS OF THE FUNDS. If the Funds qualify as "regulated investment companies" under the Internal Revenue Code, the Trust will not be liable for Federal income taxes on amounts paid as dividends and distributions from any of the Funds. The Funds did qualify during their last fiscal year and the Trust intends that they will qualify in current and future years. However, the Code contains a number of complex tests relating to qualification which any Fund might not meet in any particular year (see, e.g., "Other Investment Techniques and Strategies - Portfolio Turnover"). If any Fund does not so qualify, it would be treated for tax purposes as an ordinary corporation and would receive no tax deduction for payments made to shareholders of that Fund. The above discussion relates solely to Federal tax laws. This discussion is not exhaustive and a qualified tax adviser should be consulted.

APPENDIX A - DESCRIPTION OF TERMS

Some of the terms used in the Prospectus and the Statement of Additional Information are described below:

BANK OBLIGATIONS include CERTIFICATES OF DEPOSIT which are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually 14 days to one year) at a stated interest rate. BANKERS' ACCEPTANCES are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer; these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. TIME DEPOSITS are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. BANK NOTES are short-term direct credit obligations of the issuing bank or bank holding company.

COMMERCIAL PAPER consists of short-term (usually 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. VARIABLE RATE MASTER DEMAND NOTES are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangement between the holder and the borrower. The holder has the right to increase the amount under the note at any time up to the face amount, or to decrease the amount borrowed, and the borrower may repay up to the face amount of the note without penalty.

CORPORATE OBLIGATIONS are bonds and notes issued by corporations and other business organizations, including business trusts, in order to finance their long-term credit needs.

LETTERS OF CREDIT are obligations by the issuer (a bank or other person) to honor drafts or other demands for payment upon compliance with specified conditions.

SECURITIES ISSUED OR GUARANTEED BY THE UNITED STATES GOVERNMENT OR ITS AGENCIES OR INSTRUMENTALITIES include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. Such agencies and instrumentalities include, but are not limited to, Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Issues of the United States Treasury are direct obligations of the United States Government. Issues of agencies or instrumentalities are (i) guaranteed by the United States Treasury, or (ii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury, or (iii) supported by the issuing agency's or instrumentality's own credit.

APPENDIX B - DESCRIPTION OF SECURITIES RATINGS

This is a description of (i) the two highest rating categories for Short Term Debt and Long Term Debt and (ii) additional rating categories that apply principally to investments by Strategic Bond Fund. The rating descriptions are based on information supplied by the Rating Organizations to subscribers.

SHORT TERM DEBT RATINGS.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

PRIME-1: Superior capacity for repayment. Capacity will normally be evidenced by the following characteristics: (a) leveling market positions in well-established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

DUFF 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

DUFF 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

DUFF 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

DUFF 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

A1+:  Obligations supported by the highest capacity for timely repayment.

A1:  Obligations supported by a very strong capacity for timely repayment.

A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

LONG TERM DEBT RATINGS.

These rating categories apply principally to investments by Strategic Bond Fund.
Moody's:  Bonds (including municipal bonds) are rated as follows:

Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

Aa: Judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A: Possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds rated "C" can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's:  Bonds are rated as follows:

AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

A: Have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this capacity than for bonds in the "A" category.

BB, B, CCC, CC: Regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some equality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Fitch:

AAA: Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

AAA: The highest credit quality. The risk factors are negligible, being only slightly more than the risk-free U.S. Treasury debt.

AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

AAA: The lowest expectation for investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risks significantly.

AA: A very low expectation for investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

                      OPPENHEIMER VARIABLE ACCOUNT FUNDS
                           3410 South Galena Street
                            Denver, Colorado 80231
                                1-800-525-7048

                              INVESTMENT ADVISER
                      Oppenheimer Management Corporation
                            Two World Trade Center
                        New York, New York  10048-0203

                                TRANSFER AGENT
                       Oppenheimer Shareholder Services
                                 P.O. Box 5270
                            Denver, Colorado 80217

                       CUSTODIAN OF PORTFOLIO SECURITIES
                             The Bank of New York
                                One Wall Street
                           New York, New York  10015

                             INDEPENDENT AUDITORS
                           Deloitte & Touche L.L.P.
                                 1560 Broadway
                            Denver, Colorado  80202

                                 LEGAL COUNSEL
                       Myer, Swanson, Adams & Wolf, P.C.
                                 1600 Broadway
                            Denver, Colorado  80202



NO DEALER, BROKER, SALESPERSON OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDITIONAL INFORMATION, AND IF GIVEN OR MADE, SUCH INFORMATION AND REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, OPPENHEIMER MANAGEMENT CORPORATION OR ANY AFFILIATE THEREOF. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY STATE TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE.

March 1, 1996



Dear Variable Life Select Policyowner:

The information below supplements MML Bay State Life Insurance Company's Variable Life Select Prospectus dated July 24, 1995. Please place this supplement with your prospectus and retain it for future reference.


-------------------------------------------------------------------------------

                             VARIABLE LIFE SELECT
                        SUPPLEMENT DATED MARCH 1, 1996
                     TO THE PROSPECTUS DATED JULY 24, 1995


The Variable Life Select prospectus is amended as follows:

1. The seventh sentence under the paragraph captioned "Interest Charged" on page 22 is deleted.

2. The sentence under the paragraph captioned "Interest on Loaned Value" on page 22 is revised to state the following: ANY LOANED AMOUNT IS HELD IN THE GPA AND EARNS INTEREST AT A RATE DETERMINED BY MML BAY STATE, EQUAL TO THE GREATER OF 3% AND THE POLICY LOAN RATE LESS NOT MORE THAN 2% (THE CURRENT RATE IS .90%).





March 1, 1996